UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08748

Wanger Advisors Trust
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Wanger International Select

2010 Annual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger International Select

  2010 Annual Report

1	Understanding Your Expenses

2	The Keys to Prosperity

4	Performance Review

6	Statement of Investments

11	Statement of Assets and Liabilities

11	Statement of Operations

12	Statement of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

18	Report of Independent Registered Public Accounting Firm

19	Federal Income Tax Information

20	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of December 31, 2010, CWAM managed $33.9 billion in assets, and is the investment adviser to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial adviser or insurance company or contact 1-888-4-WANGER. Read the prospectus carefully before investing.

An important note: Columbia Wanger Funds are sold only to certain life insurance companies in connection with certain variable annuity contracts, variable life insurance policies and eligible qualified retirement plans.

The views expressed in "The Keys to Prosperity" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger International Select 2010 Annual Report

Understanding Your Expenses

As a Fund shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity product. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2010 – December 31, 2010

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International Select	1,000.00	1,000.00	1,273.60	1,018.40	7.74	6.87	1.35

*Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

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Wanger International Select 2010 Annual Report

The Keys to Prosperity

In 1651, Thomas Hobbes described human life as "poor, nasty, brutish and short." Today, 360 years later, humanity has achieved record levels of prosperity, safety and longevity. The United Nations estimates that poverty was reduced more in the last 50 years than the previous 500.1 In the developing world, life expectancy rose from 44 years to 64 years from 1950 to 1999, while in the developed world, life expectancy rose from 66 years to 78 years.2

Hobbes's perspective was accurate for his time. There was very little growth in worldwide per capita GDP until about 1820; income in Europe had dropped for centuries following the decline and collapse of the Roman Empire.3 England and much of Europe were caught in a Malthusian trap, with population gyrating up and down largely due to plagues, famines and wars. But sometime around 1820, economic growth accelerated, and per capita GDP growth has averaged over 2% yearly since then, compounding into excellent gains in living standards.4 Why?

Four Conditions for Growth

William Bernstein's The Birth of Plenty, How Prosperity in the Modern World was Created is a fascinating history of worldwide economic circumstances. He discusses reasons for the successes and failures of many empires and countries. Bernstein believes that four institutional conditions are necessary for sustained growth: property rights and civil liberties, scientific rationalism, efficient capital markets, and fast and cheap transportation and communications. He notes that these four factors existed temporarily in sixteenth century Holland, then firmly in the English speaking countries, and in the last 50 years, increasingly over much of the world.5

Physical and intellectual property rights plus civil liberties create incentives and intellectual freedom to work hard, innovate and create wealth. In empires, totalitarian states and feudalistic societies, incentives to produce beyond immediate needs are nil, because governments or lords tend to impose confiscatory taxes and arbitrarily seize property. Bernstein believes that Rome fell, in part, due to excessive taxation on farmers. He also thinks that an independent judiciary is necessary to enforce property rights and civil liberties.

Scientific rationalism is needed for technological progress and innovation. Throughout history, various regimes run by church and state ossified due to the rejection of scientific observations in favor of dogma or preconceived beliefs. During medieval times, for example, astronomers who concluded the earth revolved around the sun were tortured. Bernstein cites the trial of Galileo as a turning point toward scientific rationalism. Early inventors then tended to be tinkerers rather than scientists, but science became increasingly important. For example, by the nineteenth century the steel industry had initiated the use of modern science laboratories staffed by full-time researchers.6

Efficient capital markets enable entrepreneurs and enterprises to raise capital at reasonable costs. I remember Jesse Jackson citing a lack of capital as a cause for inner city poverty: "Capitalism without capital is just plain ism."7 Bernstein notes that entrepreneurs once had huge downside risk from failures, namely debtors prisons in recent centuries and enslavement by creditors in ancient times. The creation of limited liability corporations during the nineteenth century in Britain and the United States was a breakthrough in reducing downside risks for capitalists.

Fast and cheap transportation and communication are also needed for prosperity. Bernstein explains that before railroads and the telegraph, transportation and communication were horribly expensive and slow. Rarely could bulk goods be transported over land more than 20 miles a day, and theft was rampant. Local crop failures often caused starvation. Mass markets did not exist. The reach of rail and telegraph grew incredibly rapidly during their first decades, spurring economic growth.

Bernstein provides plenty of case studies of regimes and countries that stagnated or failed due to the lack of one or more conditions, ranging from ancient societies and Japan under the samurai to Communist countries of the twentieth century. He states, "Institutions, not the bounty of nature or freedom from imperialist domination, separate the winners from the losers in the global economy."8

Trade Drives Prosperity

Matt Ridley's The Rational Optimist, How Prosperity Evolves adds substantial perspective to Bernstein's work and provides comforting thoughts about the future. Though Ridley does not mention Bernstein by name, it is clear that he agrees with Bernstein's basic contentions. Ridley sees property rights as the primary key to prosperity. He quotes a study by MIT economist Daron Acemoglu, which compared measures of property rights to economic growth across countries and determined that three-quarters of the variation of economic growth is explained by property rights.9 Ridley adds, "In a sample of 127 countries, the sixty-three with higher economic freedom had more than four times the income per capita and twice the growth rate of the countries that did not."10

Ridley's emphasis is on trade, which he believes allows increasing specialization, expertise, productivity and innovation. Humans seem to be hard-wired for trade. Archaeological evidence indicates that some 100,000 years ago humans began to barter.11 People traded things and also absorbed ideas. Human intelligence became collective and cumulative. Ridley states that, more recently, the history of the modern world is a history of ideas meeting, mixing, mating and mutating.12 Innovation results from an exchange of ideas. I think of the iPhone. Steve Jobs utilizes technologies and resources developed over centuries and components originated in many countries to make an incredibly innovative and useful device.

Ridley notes that societies that halted trade regressed. After ocean levels rose 10,000 years ago and cut off Tasmania from Australia, people there gradually lost the ability to fish and make tools out of bones. European mariners discovered

2

Wanger International Select 2010 Annual Report

Tasmanians wearing nothing but wallaby pelts and seal-fat grease.13 As another example of a closed-off society, Ridley writes, "China went from a state of economic and technological exuberance in around AD 1000 to one of dense population, agrarian backwardness and desperate poverty in 1950;" per capita income there was about flat in those 950 years.14

Ridley takes a libertarian view, highly skeptical of government. He states, "...governments generally tend to be good things at first and bad things the longer they last. First they improve society's ability to flourish by providing central services and removing impediments to trade and specialization... But...governments gradually employ more and more ambitious elites who... give themselves more and more rules to enforce, until they kill the goose that lays the golden eggs. ... Because it is a monopoly, government brings inefficiency and stagnation to most things it runs..."15

Ridley asserts that African governments have largely caused economic problems in Africa. He writes that famines in Darfur and Zimbabwe were the result of government policies. Setting up a company in Tanzania takes 379 days and $5,500, a huge sum there. Botswana has done substantially better, growing per capita GDP nearly 8% annually since its independence in 1966. That growth exceeded China's, and is largely due to secure property rights, Ridley says. Ridley is optimistic for much of Africa, however. Cell phones are spreading rapidly, providing both communication and micro-finance (two of Bernstein's conditions for prosperity). Ridley cites wonderful examples of products and labor reaching optimal markets and payments being made over cell phones.16

Ridley has comforting thoughts about the future, debunking naysayers. He notes that (oddly enough) over time humans have temporarily exhausted or driven to extinction renewable resources like forests and certain animal species, while non-renewable resources have lasted much longer than many expected. In 1865, an economist said Britain's coal was running out, and as early as 1914 the U.S. Bureau of Mines wrote that American oil reserves would last 10 years.17

Ridley believes supplies of oil, coal and gas "will last decades, perhaps centuries, and people will find alternatives long before they run out."18 He states that prices of conventional fuels need to rise and prices of alternatives need to fall, and both will occur as conventional supplies run down and efficiencies of alternatives rise. Ridley notes that wind, solar and biomass alternatives envelop enormous quantities of land. He denounces organic farming, noting that if farm yields fell back to 1961 levels, 82% of the land area of the earth would be needed for farming, up from 38%. "The Dark Ages were a massive experiment in back-to-the-land hippy lifestyle (without the trust fund)," he says.19

Ridley largely dismisses climate change fears. The scenario that calls for significant climate change by the year 2100 is a scenario of dramatic economic growth. He believes the world, and especially developing countries, will be much, much richer and better able to adapt to and mitigate climate change. In the meantime, carbon intensity20 of the worldwide economy is rapidly dropping, as wood, dung and coal become relatively less important and natural gas and nuclear power gain share, in an environment of substantially more efficient lighting, heating, transportation and manufacturing.

While some of Ridley's arguments seem a bit over the top, I think they generally appear coherent and largely believable. As to the climate change issue, I advocate taking reasonable steps to mitigate global warming. Most of my family's road miles are in a hybrid vehicle and both my home and Columbia Wanger Asset Management have adopted compact florescent lighting. Several years ago we calculated that replacing over 100 incandescent bulbs at the office saved enough electricity to power three average-sized homes.

I agree that prosperity is driven by the factors named by Bernstein and Ridley and, though there are imbalances in world economics, I think things will be okay. The Great Recession has ended, growth has resumed and the keys to prosperity remain in place. Many parts of the developing world are booming and we have invested accordingly.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

The information included on Pages 2 and 3 of this report is unaudited.

1  Ridley, Matt, The Rational Optimist, How Prosperity Evolves, (New York, New York, HarperCollins 2010), p. 15.

2  Bernstein, William J., The Birth of Plenty, How the Prosperity of the Modern World was Created, (New York, New York, McGraw-Hill 2004), p. 10.

3  Ibid, p. 3.

4  Ibid, p. 12, 23.

5  Ibid, p. 15-17.

6  Ibid, p. 123.

7  Rev. Jesse Jackson quoted in an article that appeared in Ebony magazine, August 1967, titled "Apostles of Economics," p. 84.

8  Bernstein, William J., op. cit, p. 293.

9  Ridley, Matt, op. cit, p. 321.

10  Ibid, p. 117.

11  Ibid, p. 350.

12  Ibid, p. 272.

13  Ibid, p. 78.

14  Ibid, p. 180.

15  Ibid, p. 182.

16  Ibid, p. 320-326.

17  Ibid, p. 237.

18  Ibid, p. 238.

19  Ibid, p. 144, 175.

20  Carbon intensity is defined as the amount of CO2 produced divided by worldwide GDP.

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Wanger International Select 2010 Annual Report

Performance Review Wanger International Select

Christopher J. Olson
Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

Wanger International Select ended 2010 up 22.09%, outperforming its primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index, which gained 20.16%. 2010 turned out to be a very strong year for the global equity markets.

Top contributors to Fund performance included two names in the energy sector. Pacific Rubiales Energy, a Colombian oil exploration and development company, benefited from new oilfield discoveries. The stock was up 129% for the year. In the Netherlands, sub-sea oilfield services provider Fugro had a 48% gain as customers confirmed their commitment to deep water drilling and higher oil prices led to a recovery in oil industry exploration spending.

Two mining companies were also among the top contributors. China's Zhaojin Mining Industry ended the year up 113% as the company continued to benefit from strong production and exploration profiles and rising gold prices. In Canada, Pan American Silver, a silver miner, gained 54%. Silver prices rose 83% over the year and the company continued to move forward on two large exploration projects.

The Fund's investment in Swedish measurement equipment manufacturer Hexagon ended the year up 71%. The company has been enjoying strong sales growth both in Europe and emerging markets. Naspers, a media company with assets in South Africa, China and other emerging markets, was up 48% for the year. Results in the company's underlying businesses remained strong, driven by increasing levels of Internet usage throughout its emerging market Internet holdings.

Underperformers included Cobham, a UK manufacturer of aerospace components. Its stock fell 17% as the uncertainty regarding U.S. and UK defense budget cuts delayed sales. Other laggards included MegaStudy, a South Korean provider of online education services that fell 33% after the government moved to subsidize its publicly run competitors. We sold the Fund's position in MegaStudy in the second quarter of 2010. Micro Focus, a UK legacy software provider, had an annual loss of 26%, falling on news of the departure of the company's CFO and a revenue growth downgrade.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/10

Pacific Rubiales Energy	4.1%
Hexagon	4.0
Naspers	3.7
Fugro	3.6
Pan American Silver	2.6
Zhaojin Mining Industry	2.6
Cobham	1.6
Micro Focus	0.8

4

Wanger International Select 2010 Annual Report

Growth of a $10,000 Investment in Wanger International Select
February 1, 1999 (inception date) through December 31, 2010

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger International Select on February 1, 1999 (the date the Fund began operations) through December 31, 2010, to the S&P Developed Ex-U.S. Between $2B and $10B Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/10

1. Serco (United Kingdom) Facilities Management	4.2%
2. Pacific Rubiales Energy (Colombia) Oil Production & Exploration in Colombia	4.1
3. Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	4.1
4. Hexagon (Sweden) Measurement Equipment & Software	4.0
5. NHN (South Korea) South Korea's Largest Online Search Engine	4.0
6. Ascendas REIT (Singapore) Singapore Industrial Property Landlord	3.9
7. Naspers (South Africa) Media in Africa, China, Russia & Other Emerging Markets	3.7
8. Fugro (Netherlands) Sub-sea Oilfield Services	3.6
9. Jiangsu Expressway (China) Chinese Toll Road Operator	3.6
10. UGL (Australia) Engineering & Facilities Management	3.2

Top 5 Countries

As a percentage of net assets, as of 12/31/10

United Kingdom	16.2%
Japan	14.2
Netherlands	8.9
China	6.2
Singapore	6.1

Results as of December 31, 2010

	4th quarter	1 year	5 years	10 years
Wanger International Select	8.10%	22.09%	8.39%	6.64%
S&P Developed Ex-U.S. Between $2B and $10B Index*	9.75	20.16	4.95	8.22
MSCI EAFE Index	6.61	7.75	2.46	3.50
Lipper International Growth Funds Variable Underlying Index	7.78	14.25	3.98	2.53

NAV as of 12/31/10: $18.57

* The Fund's primary benchmark.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder may pay on Fund distributions or the sale of Fund shares.

The S&P Developed Ex-U.S. Between $2B and $1OB Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United Slates. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index are presented net of taxes. The Lipper International Growth Funds Variable Underlying Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper International Growth Funds Variable Underlying Classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

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Wanger International Select 2010 Annual Report

Wanger International Select

Statement of Investments December 31, 2010

Number of Shares		Value
	Equities – 95.8%
	Europe – 44.4%
	United Kingdom – 16.2%
155,000	Serco Facilities Management	$1,342,423
20,000	Chemring Defense Manufacturer of Countermeasures & Energetics	905,525
29,000	Intertek Group Testing, Inspection & Certification Services	802,546
39,000	Petropavlovsk Gold & Iron Ore Mining in Russia	695,608
163,000	Cobham Aerospace Components	517,161
929,300	Workspace Group United Kingdom Real Estate	340,485
25,600	JLT Group International Business Insurance Broker	251,052
40,000	Micro Focus United Kingdom Legacy Software Provider	242,409
29,700	Archipelago Resources (a) Gold Mining Projects in Indonesia, Vietnam & the Philippines	28,246
		5,125,455
	Netherlands – 8.9%
14,041	Fugro Sub-sea Oilfield Services	1,153,924
19,623	Imtech Electromechanical & ICT Installation & Maintenance	744,449
17,000	Aalberts Industries Flow Control & Heat Treatment	358,362
5,000	AkzoNobel Largest Global Supplier of Protective Paints & Coatings	310,589
3,000	Core Laboratories Oil & Gas Reservoir Consulting	267,150
		2,834,474
	Germany – 4.2%
47,000	Wirecard Online Payment Processing & Risk Management	643,837
4,600	Rheinmetall Defense & Automotive	369,957
13,900	Rhoen-Klinikum Health Care Services	305,990
		1,319,784

Number of Shares		Value
	Sweden – 4.0%
58,733	Hexagon Measurement Equipment & Software	$1,259,667
	Switzerland – 3.1%
3,800	Kuehne & Nagel Freight Forwarding/Logistics	527,933
10,400	Bank Sarasin & Cie Private Banking	473,908
		1,001,841
	France – 2.5%
9,000	Neopost Postage Meter Machines	784,141
	Ireland – 2.0%
226,000	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	634,208
	Iceland – 0.9%
330,000	Marel (a) Largest Manufacturer of Poultry & Fish Processing Equipment	287,518
	Spain – 0.9%
6,100	Red Eléctrica de España Spanish Power Transmission	286,805
	Denmark – 0.9%
2,000	Novozymes Industrial Enzymes	278,688
	Russia – 0.8%
7,000	Mail.ru – GDR (a)(b) Internet Social Networking & Games for Russian Speakers	252,000
	Total Europe	14,064,581
	Asia – 31.7%
	Japan – 14.2%
133,000	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	1,286,814
13,900	Benesse Education Service Provider	640,107

See accompanying notes to financial statements.
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Wanger International Select 2010 Annual Report

Wanger International Select

Statement of Investments December 31, 2010

Number of Shares		Value
	Japan – 14.2% (cont)
302	Seven Bank ATM Processing Services	$639,356
600	Jupiter Telecommunications Largest Cable Service Provider in Japan	631,105
60	Orix JREIT Diversified REIT	390,078
28,000	Gree Mobile Social Networking Game Developer/Platform	355,967
16,000	Asahi Diamond Industrial Consumable Diamond Tools	303,824
7,360	Ain Pharmaciez Dispensing Pharmacy/Drugstore Operator	258,817
		4,506,068
	China – 6.2%
1,004,000	Jiangsu Expressway Chinese Toll Road Operator	1,152,182
201,300	Zhaojin Mining Industry Gold Mining & Refining in China	823,556
		1,975,738
	Singapore – 6.1%
770,000	Ascendas REIT Singapore Industrial Property Landlord	1,241,984
280,000	Olam International Agriculture Supply Chain Manager	685,082
		1,927,066
	South Korea – 5.2%
6,300	NHN (a) South Korea's Largest Online Search Engine	1,257,131
10,500	Woongjin Coway South Korean Household Appliance Rental Service Provider	372,577
		1,629,708
	Total Asia	10,038,580
	Other Countries – 15.1%
	Canada – 5.4%
20,000	Pan American Silver Silver Mining	824,200
14,800	CCL Industries Leading Global Label Manufacturer	440,889

Number of Shares		Value
8,700	AG Growth Leading Manufacturer of Augers & Grain Handling Equipment	$438,106
		1,703,195
	South Africa – 3.7%
20,000	Naspers Media in Africa, China, Russia & Other Emerging Markets	1,177,837
	Australia – 3.2%
68,000	UGL Engineering & Facilities Management	1,003,613
	United States – 1.5%
12,500	Atwood Oceanics (a) Offshore Drilling Contractor	467,125
	Israel – 1.3%
25,000	Israel Chemicals Producer of Potash, Phosphates, Bromine & Specialty Chemicals	428,738
	Total Other Countries	4,780,508
	Latin America – 4.6%
	Colombia – 4.1%
38,000	Pacific Rubiales Energy Oil Production & Exploration in Colombia	1,289,852
	Argentina – 0.5%
68,182	Union Agriculture Group (a)(b) Farmland Operator in Uruguay	150,000
	Total Latin America	1,439,852
Total Equities (Cost: $21,574,528) – 95.8%		30,323,521

See accompanying notes to financial statements.
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Wanger International Select 2010 Annual Report

Wanger International Select

Statement of Investments December 31, 2010

Principal Amount		Value
Short-Term Obligation – 3.9%
	Repurchase Agreement – 3.9%
$1,249,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/10, due 1/03/11 at 0.16%, collateralized by a U.S. Government Agency obligation maturing 1/27/14, market value $1,274,488 (repurchase proceeds $1,249,017)	$1,249,000
Total Short-Term Obligation (Cost: $1,249,000)		1,249,000
Total Investments (Cost: $22,823,528) – 99.7% (c)(d)		31,572,521
Cash and Other Assets Less Liabilities – 0.3%		96,542
Total Net Assets – 100.0%		$31,669,063

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2010, the market value of these securities amounted to $402,000 which represents 1.27% of total net assets.

Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Mail.ru – GDR	11/05/10 – 12/30/10	7,000	$246,364	$252,000
Union Agriculture Group	12/08/10	68,182	150,000	150,000
			$396,364	$402,000

(c)  On December 31, 2010, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$5,592,262	17.7
British Pound	5,125,455	16.2
Japanese Yen	4,506,068	14.2
U.S. Dollar	3,209,475	10.1
Canadian Dollar	2,168,847	6.8
Hong Kong Dollar	1,975,738	6.2
Singapore Dollar	1,927,066	6.1
Korean Won	1,629,708	5.1
Other currencies less than 5% of total net assets	5,437,902	17.3
Cash and other assets less liabilities	96,542	0.3
	$31,669,063	100.0

(d)  At December 31, 2010, for federal income tax purposes, the cost of investments was $23,450,872 and net unrealized appreciation was $8,121,649 consisting of gross unrealized appreciation of $8,647,816 and gross unrealized depreciation of $526,167.

GDR = Global Depositary Receipts

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$519,150	$13,545,431	$—	$14,064,581
Asia	—	10,038,580	—	10,038,580
Other Countries	2,170,320	2,610,188	—	4,780,508
Latin America	1,289,852	—	150,000	1,439,852
Total Equities	3,979,322	26,194,199	150,000	30,323,521
Total Short-Term Obligation	—	1,249,000	—	1,249,000
Total Investments	$3,979,322	$27,443,199	$150,000	$31,572,521

The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement but are not yet trading are valued using a market approach for which management has determined that the original transaction price is the best representation of fair value. The original cost may be adjusted for the market movement in an index, ETF or similar security during the period it does not trade.

There were no significant transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.
8

Wanger International Select 2010 Annual Report

Wanger International Select

Statement of Investments December 31, 2010

The following table reconciles asset balances for the year ending December 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Equities Latin America	$—	$—	$—	$150,000	$—	$—	$—	$150,000
	$—	$—	$—	$150,000	$—	$—	$—	$150,000

The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation (depreciation) attributed to securities owned at December 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $—. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.
9

Wanger International Select 2010 Annual Report

Wanger International Select

Portfolio Diversification December 31, 2010

At December 31, 2010, the Fund's portfolio investments as a percentage of net assets was diversified as follows:

	Value	Percentage of Net Assets
Industrial Goods & Services
Other Industrial Services	$3,078,540	9.7
Industrial Materials & Specialty Chemicals	2,304,830	7.3
Machinery	2,183,546	6.9
Electrical Components	1,422,686	4.5
Outsourcing Services	1,342,423	4.3
Conglomerates	358,362	1.1
	10,690,387	33.8
Information
Internet Related	2,686,968	8.5
Instrumentation	1,259,667	4.0
Financial Processors	643,837	2.0
CATV	631,105	2.0
Gaming Equipment & Services	355,966	1.1
Business Software	242,409	0.8
	5,819,952	18.4
Energy & Minerals
Mining	2,638,760	8.3
Oil Services	1,621,049	5.1
Oil & Gas Producers	1,289,852	4.1
Agricultural Commodities	150,000	0.5
	5,699,661	18.0
Other Industries
Real Estate	1,972,547	6.2
Transportation	1,152,182	3.6
Regulated Utilities	286,806	0.9
	3,411,535	10.7

	Value	Percentage of Net Assets
Consumer Goods & Services
Food & Beverage	$685,082	2.2
Educational Services	640,107	2.0
Nondurables	440,889	1.4
Other Consumer Services	372,577	1.2
Retail	258,817	0.8
	2,397,472	7.6
Finance
Banks	639,356	2.0
Brokerage & Money Management	473,908	1.5
Insurance	251,052	0.8
	1,364,316	4.3
Health Care
Pharmaceuticals	634,208	2.0
Health Care Services	305,990	1.0
	940,198	3.0
Total Equities	30,323,521	95.8
Short-Term Obligation	1,249,000	3.9
Total Investments	31,572,521	99.7
Cash and Other Assets Less Liabilities	96,542	0.3
Net Assets	$31,669,063	100.0%

See accompanying notes to financial statements.
10

Wanger International Select 2010 Annual Report

Statement of Assets and Liabilities
December 31, 2010

Assets:
Investments, at cost	$22,823,528
Investments, at value	$31,572,521
Cash	90,844
Foreign currency (cost of $1,478)	1,487
Receivable for:
Investments sold	157,955
Fund shares sold	737
Securities lending income	771
Dividends	45,170
Interest	6
Foreign tax reclaims	3,737
Other assets	406
Total Assets	31,873,634
Liabilities:
Payable for:
Investments purchased	103,529
Fund shares repurchased	31,583
Investment advisory fee	24,801
Administration fee	1,319
Transfer agent fee	7
Trustees' fees	5
Professional fees	13,711
Custody fee	10,835
Reports to shareholders	8,000
Chief compliance officer expenses	84
Trustees' deferred compensation plan	9,224
Other liabilities	1,473
Total Liabilities	204,571
Net Assets	$31,669,063
Composition of Net Assets:
Paid-in capital	$28,546,367
Overdistributed net investment income	(279,305)
Accumulated net realized loss	(5,347,899)
Net unrealized appreciation on:
Investments	8,748,993
Foreign currency translations	907
Net Assets	$31,669,063
Fund Shares Outstanding	1,705,660
Net asset value, offering price and redemption price per share	$18.57

Statement of Operations
For the Year Ended December 31, 2010

Investment Income:
Dividends (net foreign taxes withheld of $38,854)	$573,954
Interest income	1,581
Securities lending income, net	1,445
Total Investment Income	576,980
Expenses:
Investment advisory fee	278,151
Administration fee	14,795
Transfer agent fee	150
Trustees' fees	6,884
Custody fee	48,332
Reports to shareholders	24,765
Professional fees	25,910
Chief compliance officer expenses (See Note 4)	965
Other expenses (See Note 5)	8,647
Total Expenses	408,599
Custody earnings credit	(9)
Net Expenses	408,590
Net Investment Income	168,390
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	3,639,153
Foreign currency transactions	(1,282)
Net realized gain	3,637,871
Net change in unrealized appreciation on:
Investments	2,081,860
Foreign currency translations	1,629
Net change in unrealized appreciation	2,083,489
Net Gain	5,721,360
Net Increase in Net Assets from Operations	$5,889,750

See accompanying notes to financial statements.
11

Wanger International Select 2010 Annual Report

Statement of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$168,390	$211,983
Net realized gain (loss) on investments and foreign currency transactions	3,637,871	(3,445,751)
Net change in unrealized appreciation on investments and foreign currency translations	2,083,489	11,080,753
Net Increase in Net Assets from Operations	5,889,750	7,846,985
Distributions to Shareholders:
From net investment income	(385,292)	(867,446)
Share Transactions:
Subscriptions	2,051,847	1,881,562
Distributions reinvested	385,292	867,446
Redemptions	(7,726,656)	(7,878,859)
Net Decrease from Fund Share Transactions	(5,289,517)	(5,129,851)
Total Increase in Net Assets	214,941	1,849,688
Net Assets:
Beginning of period	31,454,122	29,604,434
End of period	$31,669,063	$31,454,122
Overdistributed net investment income at end of period	$(279,305)	$(77,609)

See accompanying notes to financial statements.
12

Wanger International Select 2010 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2010	2009		2008	2007	2006
Net Asset Value, Beginning of Period	$15.42	$12.01		$28.07	$26.62	$19.63
Income from Investment Operations:
Net investment income (a)	0.09	0.10		0.21	0.10	0.11
Net realized and unrealized gain (loss) on investments and foreign currency	3.28	3.71		(10.31)	4.92	6.94
Total from Investment Operations	3.37	3.81		(10.10)	5.02	7.05
Less Distributions to Shareholders:
From net investment income	(0.22)	(0.40)		(0.09)	(0.21)	(0.06)
From net realized gains	—	—		(5.87)	(3.36)	—
Total Distributions to Shareholders	(0.22)	(0.40)		(5.96)	(3.57)	(0.06)
Net Asset Value, End of Period	$18.57	$15.42		$12.01	$28.07	$26.62
Total Return (b)	22.09%	32.92	%(c)	(44.35)%	21.78%	36.00%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (d)	1.38%	1.45%		1.24%	1.18%	1.19%
Net investment income (d)	0.57%	0.75%		1.10%	0.37%	0.47%
Waiver/Reimbursement	—	0.04%		—	—	—
Portfolio turnover rate	37%	62%		68%	69%	61%
Net assets, end of period (000s)	$31,669	$31,454		$29,604	$73,485	$62,594

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment adviser not waived a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
13

Wanger International Select 2010 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger International Select (the Fund), is a series of Wanger Advisors Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

Various inputs are used in determining the value of the Fund's investments; following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Additionally, securities fair valued by the Fund's valuation committee that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and borrower rebates. The Fund's adviser, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a

14

Wanger International Select 2010 Annual Report

Notes to Financial Statements, continued

potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned in 2010 by the Fund is included in the Statement of Operations. There were no loans outstanding on December 31, 2010.

Fund share valuation

Fund shares are sold and redeemed on a daily basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from foreign currency transactions and passive foreign investment company (PFIC) adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$15,206	$(15,207)	$1

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	December 31, 2010	December 31, 2009
Distributions paid from:
Ordinary Income*	$385,292	$867,446

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$216,137	$—	$8,121,649

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and passive foreign investment company (PFIC) adjustments.

The following capital loss carryforwards, determined as of December 31, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$5,206,746

Capital loss carryforwards that were utilized for the Fund during the year ended December 31, 2010 were $3,419,974.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is an indirect, wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

After the close of business on April 30, 2010, (the Closing), Ameriprise Financial acquired from Bank of America Corporation (BOA), a portion of the asset management business of Columbia Management Group, LLC, including 100% of CWAM. On May 27, 2010, the shareholders of the Fund approved a new investment advisory agreement with CWAM to provide advisory services to the Fund. There were no changes to the Fund's advisory fee rate under the new agreement.

15

Wanger International Select 2010 Annual Report

Notes to Financial Statements, continued

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.89%

For the year ended December 31, 2010, the Fund's effective investment advisory fee rate was 0.94% of average daily net assets.

Through April 30, 2011, CWAM has contractually agreed to reimburse the Fund to the extent that ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed an annual percentage of 1.45% of average daily net assets on an annualized basis. There was no reimbursement to the Fund for the year ended December 31, 2010.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates:

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2010, the Fund's effective administration fee rate was 0.05% of average daily net assets. Prior to the Closing, CWAM had delegated to Columbia Management Advisors, LLC (CMA) an indirect, wholly owned subsidiary of BOA, responsibility to provide certain sub-administrative services to the Fund. Following the Closing, Columbia Management, a wholly owned subsidiary of Ameriprise Financial, acquired the assets of CMA and subsequently changed its name to Columbia Management, and thereafter continued providing certain sub-administrative services to the Fund.

Prior to the Closing, Columbia Management Distributors, Inc., a wholly owned subsidiary of BOA, served as the Fund's distributor and principal underwriter. In connection with the Closing, RiverSource Fund Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (CMDI). There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Closing.

Prior to the Closing, Columbia Management Services, Inc., an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (CMIS). The transfer agent fee rates paid by the Fund did not change as a result of the change in transfer agent. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement for certain out-of-pocket expenses. The arrangement with BFDS has been continued by CMIS.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

During the year ended December 31, 2010, the Fund engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $- and $61,419, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.15% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the year ended December 31, 2010. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2011.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year ended December 31, 2010	Year ended December 31, 2009
Shares sold	125,113	143,216
Shares issued in reinvestment of dividend distributions	24,723	77,552
Less shares redeemed	(483,784)	(645,637)
Net decrease in shares outstanding	(333,948)	(424,869)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2010 were $10,474,384 and $16,703,483, respectively.

8.  Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which

16

Wanger International Select 2010 Annual Report

Notes to Financial Statements, continued

involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

*****

CWAM, Columbia Acorn Trust (another mutual fund family advised by CWAM), and the trustees of Columbia Acorn Trust (collectively, the "Columbia defendants") were named as defendants in class and derivative complaints that were consolidated in a Multi-District Action (the MDL Action) in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the Independent Trustees of the Trust have been dismissed. Columbia Acorn and CWAM are also defendants in a state court class action lawsuit that alleges, in summary, that the Trust and CWAM exposed shareholders of Columbia Acorn International to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value (NAV); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the Fair Valuation Lawsuit). The United States Court of Appeals for the Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law, resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the contingent deferred sales charge (CDSC) assessed upon redemption of Class B shares of the Columbia Acorn Funds (the CDSC Lawsuit). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case was transferred to the MDL Action in the federal district court of Maryland. On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia family of funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits.

On April 23, 2010, the parties of the MDL Action filed a motion seeking: (a) preliminary approval of the MDL settlements; (b) the conditional certification of the plaintiff class for purposes of settlement; (c) approval of the form and manner of giving notice to the plaintiff class of the proposed settlements; and (d) approval of the proposed schedule for various deadlines in connection with the final settlement hearing. The motion was presented to and approved by the court on May 7, 2010.

On October 21, 2010, the court held a final hearing regarding the MDL settlements and on October 25, 2010 issued a final judgment and related orders that: (a) approved the settlements as fair, reasonable and adequate, and in the best interests of members of both the plaintiff class and current shareholders of the Columbia funds, including the Columbia Acorn Funds; (b) dismissed with prejudice all complaints against the Columbia defendants; and (c) approved a plan of distribution for the amounts due to the plaintiff class as established in the settlements. The orders of settlement do not create any liability for the Columbia Acorn Funds.

CWAM believes that the lawsuits described in the four preceeding paragraphs are not likely to materially affect its ability to provide investment management services to the Funds.

17

Wanger International Select 2010 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger International Select:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International Select (a series of the Wanger Advisers Trust, hereinafter referred to as the "Fund") at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 15, 2011

18

Wanger International Select 2010 Annual Report

Federal Income Tax Information (Unaudited)

Foreign taxes paid during the fiscal year ended December 31, 2010 of $38,854 are expected to be passed through to shareholders. This represents $0.02 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $603,408 ($0.35 per share) for the fiscal year ended December 31, 2010.

6.52% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2010, qualified for the corporate dividends received deduction.

19

Wanger International Select 2010 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the four series of Wanger Advisors Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2010	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:

Laura M. Born, 45, Trustee	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director – Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007; prior thereto, associated with JP Morgan as an investment professional since 1991.	10	Columbia Acorn Trust

Michelle L. Collins, 50, Trustee	2008	President, Cambium LLC (financial advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	10	Columbia Acorn Trust; Bucyrus International, Inc. (mining equipment manufacturer); Molex, Inc. (electronics components manufacturer); CDW Corporation (electronics components manufacturer) (until October 2007).

Maureen M. Culhane, 62, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) — Strategic Relationship Management, Goldman Sachs & Co., 1999-2005.	10	Columbia Acorn Trust

Margaret M. Eisen, 57, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	10	Columbia Acorn Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) (until June 2009).

John C. Heaton, 51, Trustee	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business; financial consultant.		Columbia Acorn Trust

Steven N. Kaplan, 51, Trustee and Vice Chairman of the Board	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business.	10	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

20

Wanger International Select 2010 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2010	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust: (continued)

David C. Kleinman, 75, Trustee(1)	1972	Adjunct Professor of Strategic Management, University of Chicago Booth School of Business; business consultant.	10	Columbia Acorn Trust; Sonic Foundry, Inc. (rich media systems and software).

Allan B. Muchin, 74, Trustee	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Columbia Acorn Trust

David B. Small, 54, Trustee	2010	Managing Director, Chairman of Investment Committee, Grosvenor Capital Management, L.P. (investment adviser).	10	Columbia Acorn Trust

James A. Star, 49, Trustee and Chairman of the Board	2006	President, Longview Asset Management LLC (investment adviser) since 2003; associated with Longview or its predecessors and affiliates since 1994.	10	Columbia Acorn Trust

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid, 57, Trustee and President (2)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors as an investment professional since 1978.	10	Columbia Acorn Trust

David J. Rudis, 57, Trustee (3)	2010	National Checking and Debit Executive, and Illinois President, Bank of America, 2007 to 2009; President, Consumer Banking Group, LaSalle National Bank, 2004 to 2007.	10	Columbia Acorn Trust

Trustee Emeritus

Ralph Wanger, 76, Trustee Emeritus (4)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003 – September 2005.	10	Columbia Acorn Trust

Officers of Wanger Advisors Trust:

Ben Andrews, 44, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	10	None

Michael G. Clarke, 41, Assistant Treasurer	2004	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Family of Funds and affiliated funds since 2002.	10	None

Joseph F. DiMaria, 43, Assistant Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.	10	None

P. Zachary Egan, 42, Vice President	2003	Director of International Research, CWAM or its predecessors, since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and analyst, CWAM or its predecessors, since 1999.	10	None

John Kunka, 40, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM or its predecessors, since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment advisor), September 2005 – May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None

21

Wanger International Select 2010 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2010	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Officers of Columbia Acorn Trust: (continued)

Joseph C. LaPalm, 41, Vice President	2006	Chief Compliance Officer, CWAM since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	10	None

Bruce H. Lauer, 53, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors, since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust, since 1995; Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.	10	None

Louis J. Mendes III, 46, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors, since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	10	None

Robert A. Mohn, 49, Vice President	1997	Director of Domestic Research, CWAM or its predecessors, since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and analyst, CWAM or its predecessors, since August 1992.	10	None

Christopher J. Olson, 46, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2001.	10	None

Scott R. Plummer, 51, Assistant Secretary	2010	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010, and Vice President — Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. from 2006 to 2010; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Family of Funds since May 2010.	10	None

Christopher O. Petersen, 41, Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.	10	None

Robert P. Scales, 58, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	10	None

Linda Roth-Wiszowaty, 41, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	10	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officers of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. Kleinman retired at the end of calendar year 2010.

(2)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(3)  Mr. Rudis commenced service as a Trustee on January 1, 2011. Mr. Rudis is an "interested person" of Wanger Advisors Trust, as defined in the New York Attorney General's Assurance of Discontinuance ("Order") entered into in February 2005 by Columbia Management Advisors, LLC (an indirect subsidiary of Bank of America Corporate ("BOA")) and Columbia Management Distributors, Inc. (an indirect subsidiary of BOA), because of his former employment as a BOA executive.

(4)  As permitted under the Wanger Advisors Trust's By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

22

Wanger International Select 2010 Annual Report

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23

Wanger International Select 2010 Annual Report

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24

Wanger International Select 2010 Annual Report

Columbia Wanger Funds

Transfer Agent,
Dividend Disbursing Agent*

Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor*

Columbia Management Investment Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Adviser

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Funds

Perkins Coie, LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

* As of May 1, 2010

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiafunds.com approximately 30 days after each month end.

25

Columbia Wanger Funds

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1451 A (2/11) 113560

Wanger International

2010 Annual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger International

  2010 Annual Report

1	Understanding Your Expenses

2	The Keys to Prosperity

4	Performance Review

6	Statement of Investments

16	Statement of Assets and Liabilities

16	Statement of Operations

17	Statement of Changes in Net Assets

18	Financial Highlights

19	Notes to Financial Statements

24	Report of Independent Registered Public Accounting Firm

25	Federal Income Tax Information

26	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of December 31, 2010, CWAM managed $33.9 billion in assets, and is the investment adviser to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial adviser or insurance company or contact 1-888-4-WANGER. Read the prospectus carefully before investing.

An important note: Columbia Wanger Funds are sold only to certain life insurance companies in connection with certain variable annuity contracts, variable life insurance policies and eligible qualified retirement plans.

The views expressed in "The Keys to Prosperity" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger International 2010 Annual Report

Understanding Your Expenses

As a Fund shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity product. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2010 – December 31, 2010

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger International	1,000.00	1,000.00	1,287.70	1,019.91	6.05	5.35	1.05

*Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment adviser not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

1

Wanger International 2010 Annual Report

The Keys to Prosperity

In 1651, Thomas Hobbes described human life as "poor, nasty, brutish and short." Today, 360 years later, humanity has achieved record levels of prosperity, safety and longevity. The United Nations estimates that poverty was reduced more in the last 50 years than the previous 500.1 In the developing world, life expectancy rose from 44 years to 64 years from 1950 to 1999, while in the developed world, life expectancy rose from 66 years to 78 years.2

Hobbes's perspective was accurate for his time. There was very little growth in worldwide per capita GDP until about 1820; income in Europe had dropped for centuries following the decline and collapse of the Roman Empire.3 England and much of Europe were caught in a Malthusian trap, with population gyrating up and down largely due to plagues, famines and wars. But sometime around 1820, economic growth accelerated, and per capita GDP growth has averaged over 2% yearly since then, compounding into excellent gains in living standards.4 Why?

Four Conditions for Growth

William Bernstein's The Birth of Plenty, How Prosperity in the Modern World was Created is a fascinating history of worldwide economic circumstances. He discusses reasons for the successes and failures of many empires and countries. Bernstein believes that four institutional conditions are necessary for sustained growth: property rights and civil liberties, scientific rationalism, efficient capital markets, and fast and cheap transportation and communications. He notes that these four factors existed temporarily in sixteenth century Holland, then firmly in the English speaking countries, and in the last 50 years, increasingly over much of the world.5

Physical and intellectual property rights plus civil liberties create incentives and intellectual freedom to work hard, innovate and create wealth. In empires, totalitarian states and feudalistic societies, incentives to produce beyond immediate needs are nil, because governments or lords tend to impose confiscatory taxes and arbitrarily seize property. Bernstein believes that Rome fell, in part, due to excessive taxation on farmers. He also thinks that an independent judiciary is necessary to enforce property rights and civil liberties.

Scientific rationalism is needed for technological progress and innovation. Throughout history, various regimes run by church and state ossified due to the rejection of scientific observations in favor of dogma or preconceived beliefs. During medieval times, for example, astronomers who concluded the earth revolved around the sun were tortured. Bernstein cites the trial of Galileo as a turning point toward scientific rationalism. Early inventors then tended to be tinkerers rather than scientists, but science became increasingly important. For example, by the nineteenth century the steel industry had initiated the use of modern science laboratories staffed by full-time researchers.6

Efficient capital markets enable entrepreneurs and enterprises to raise capital at reasonable costs. I remember Jesse Jackson citing a lack of capital as a cause for inner city poverty: "Capitalism without capital is just plain ism."7 Bernstein notes that entrepreneurs once had huge downside risk from failures, namely debtors prisons in recent centuries and enslavement by creditors in ancient times. The creation of limited liability corporations during the nineteenth century in Britain and the United States was a breakthrough in reducing downside risks for capitalists.

Fast and cheap transportation and communication are also needed for prosperity. Bernstein explains that before railroads and the telegraph, transportation and communication were horribly expensive and slow. Rarely could bulk goods be transported over land more than 20 miles a day, and theft was rampant. Local crop failures often caused starvation. Mass markets did not exist. The reach of rail and telegraph grew incredibly rapidly during their first decades, spurring economic growth.

Bernstein provides plenty of case studies of regimes and countries that stagnated or failed due to the lack of one or more conditions, ranging from ancient societies and Japan under the samurai to Communist countries of the twentieth century. He states, "Institutions, not the bounty of nature or freedom from imperialist domination, separate the winners from the losers in the global economy."8

Trade Drives Prosperity

Matt Ridley's The Rational Optimist, How Prosperity Evolves adds substantial perspective to Bernstein's work and provides comforting thoughts about the future. Though Ridley does not mention Bernstein by name, it is clear that he agrees with Bernstein's basic contentions. Ridley sees property rights as the primary key to prosperity. He quotes a study by MIT economist Daron Acemoglu, which compared measures of property rights to economic growth across countries and determined that three-quarters of the variation of economic growth is explained by property rights.9 Ridley adds, "In a sample of 127 countries, the sixty-three with higher economic freedom had more than four times the income per capita and twice the growth rate of the countries that did not."10

Ridley's emphasis is on trade, which he believes allows increasing specialization, expertise, productivity and innovation. Humans seem to be hard-wired for trade. Archaeological evidence indicates that some 100,000 years ago humans began to barter.11 People traded things and also absorbed ideas. Human intelligence became collective and cumulative. Ridley states that, more recently, the history of the modern world is a history of ideas meeting, mixing, mating and mutating.12 Innovation results from an exchange of ideas. I think of the iPhone. Steve Jobs utilizes technologies and resources developed over centuries and components originated in many countries to make an incredibly innovative and useful device.

Ridley notes that societies that halted trade regressed. After ocean levels rose 10,000 years ago and cut off Tasmania from Australia, people there gradually lost the ability to fish and make tools out of bones. European mariners discovered

2

Wanger International 2010 Annual Report

Tasmanians wearing nothing but wallaby pelts and seal-fat grease.13 As another example of a closed-off society, Ridley writes, "China went from a state of economic and technological exuberance in around AD 1000 to one of dense population, agrarian backwardness and desperate poverty in 1950;" per capita income there was about flat in those 950 years.14

Ridley takes a libertarian view, highly skeptical of government. He states, "...governments generally tend to be good things at first and bad things the longer they last. First they improve society's ability to flourish by providing central services and removing impediments to trade and specialization... But...governments gradually employ more and more ambitious elites who... give themselves more and more rules to enforce, until they kill the goose that lays the golden eggs. ... Because it is a monopoly, government brings inefficiency and stagnation to most things it runs..."15

Ridley asserts that African governments have largely caused economic problems in Africa. He writes that famines in Darfur and Zimbabwe were the result of government policies. Setting up a company in Tanzania takes 379 days and $5,500, a huge sum there. Botswana has done substantially better, growing per capita GDP nearly 8% annually since its independence in 1966. That growth exceeded China's, and is largely due to secure property rights, Ridley says. Ridley is optimistic for much of Africa, however. Cell phones are spreading rapidly, providing both communication and micro-finance (two of Bernstein's conditions for prosperity). Ridley cites wonderful examples of products and labor reaching optimal markets and payments being made over cell phones.16

Ridley has comforting thoughts about the future, debunking naysayers. He notes that (oddly enough) over time humans have temporarily exhausted or driven to extinction renewable resources like forests and certain animal species, while non-renewable resources have lasted much longer than many expected. In 1865, an economist said Britain's coal was running out, and as early as 1914 the U.S. Bureau of Mines wrote that American oil reserves would last 10 years.17

Ridley believes supplies of oil, coal and gas "will last decades, perhaps centuries, and people will find alternatives long before they run out."18 He states that prices of conventional fuels need to rise and prices of alternatives need to fall, and both will occur as conventional supplies run down and efficiencies of alternatives rise. Ridley notes that wind, solar and biomass alternatives envelop enormous quantities of land. He denounces organic farming, noting that if farm yields fell back to 1961 levels, 82% of the land area of the earth would be needed for farming, up from 38%. "The Dark Ages were a massive experiment in back-to-the-land hippy lifestyle (without the trust fund)," he says.19

Ridley largely dismisses climate change fears. The scenario that calls for significant climate change by the year 2100 is a scenario of dramatic economic growth. He believes the world, and especially developing countries, will be much, much richer and better able to adapt to and mitigate climate change. In the meantime, carbon intensity20 of the worldwide economy is rapidly dropping, as wood, dung and coal become relatively less important and natural gas and nuclear power gain share, in an environment of substantially more efficient lighting, heating, transportation and manufacturing.

While some of Ridley's arguments seem a bit over the top, I think they generally appear coherent and largely believable. As to the climate change issue, I advocate taking reasonable steps to mitigate global warming. Most of my family's road miles are in a hybrid vehicle and both my home and Columbia Wanger Asset Management have adopted compact florescent lighting. Several years ago we calculated that replacing over 100 incandescent bulbs at the office saved enough electricity to power three average-sized homes.

I agree that prosperity is driven by the factors named by Bernstein and Ridley and, though there are imbalances in world economics, I think things will be okay. The Great Recession has ended, growth has resumed and the keys to prosperity remain in place. Many parts of the developing world are booming and we have invested accordingly.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

The information included on Pages 2 and 3 of this report is unaudited.

1  Ridley, Matt, The Rational Optimist, How Prosperity Evolves, (New York, New York, HarperCollins 2010), p. 15.

2  Bernstein, William J., The Birth of Plenty, How the Prosperity of the Modern World was Created, (New York, New York, McGraw-Hill 2004), p. 10.

3  Ibid, p. 3.

4  Ibid, p. 12, 23.

5  Ibid, p. 15-17.

6  Ibid, p. 123.

7  Rev. Jesse Jackson quoted in an article that appeared in Ebony magazine, August 1967, titled "Apostles of Economics," p. 84.

8  Bernstein, William J., op. cit, p. 293.

9  Ridley, Matt, op. cit, p. 321.

10  Ibid, p. 117.

11  Ibid, p. 350.

12  Ibid, p. 272.

13  Ibid, p. 78.

14  Ibid, p. 180.

15  Ibid, p. 182.

16  Ibid, p. 320-326.

17  Ibid, p. 237.

18  Ibid, p. 238.

19  Ibid, p. 144, 175.

20  Carbon intensity is defined as the amount of CO2 produced divided by worldwide GDP.

3

Wanger International 2010 Annual Report

Performance Review Wanger International

Louis J. Mendes III Co-Portfolio Manager	Christopher J. Olson Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

Wanger International finished 2010 up 24.92% versus the 24.36% return of the S&P Global Ex-U.S. Between $500M and $5B Index, the Fund's primary benchmark. Smaller international stocks continued to outperform their larger-cap counterparts for the second consecutive year, and for four out of the last five years. The large-cap MSCI EAFE Index returned 7.75% in the year.

Emerging market demand continues to explain much of the ongoing rebound from 2008 in corporate earnings and stock returns around the world. While the U.S. grapples with rising budget deficits and Europeans ponder the possibility of default among one or more euro zone members, formerly troubled economies such as Thailand and Brazil now enjoy strong economic growth and corporate earnings and comparatively good public balance sheets. Indeed, as reported in the Financial Times, the World Bank calculates that domestic demand in developing economies contributed fully 46% of global growth in 2010.*

We believe this represents a significant opportunity for investors, although a highly differentiated one, as valuation and other intervening variables often stand between GDP growth and stock returns. While China, for example, continued to post high growth in 2010, its stock market (as measured by the Hang Seng China Enterprises Index) rose less than 2%. Emerging market stocks represented, in the course of the year, almost one quarter of Wanger International's assets. However, emerging market demand for goods and services provided by companies domiciled elsewhere remains a core component of the Fund's strategy, so implicit emerging market exposure is higher. With these companies we seek to access growth at either a more reasonable price or with less risk.

Unsurprisingly, emerging market stocks were among the largest contributors to positive returns in 2010. South African apparel, household and sporting goods retailer Mr. Price rose 120% as improved merchandising and working capital levels bolstered the company's already strong fundamentals. Zhaojin Mining Industry, a Chinese gold miner, posted a 109% gain on the back of rising gold prices, value-accretive acquisitions, exploration on current properties, and rising production. Also in China, Shandong Weigao, a manufacturer of vertically integrated hospital consumables, rose over 70% on strong demand for medical consumables and improving results from its joint venture with Medtronic. In India, Shriram Transport Finance increased 74% on high growth and low defaults in its core used truck finance business.

Disappointments in 2010 included Greek lottery company Intralot, which declined 38% on adverse tax developments in Bulgaria and Greece and start-up costs in the United States and Italy. A weak currency in Bulgaria further impacted earnings. Japanese retailer Point fell 29% on weak same-store sales and heavy upfront investments. We no longer hold this name in the Fund. Italian holding company CIR fell 29% as gas prices squeezed its electricity generation business.

It is notable that the U.S. dollar has fallen over 30% versus the yen, 28% versus the Swiss franc, and over 55% versus gold over the last five years. As managers, we take an agnostic view on currency, notwithstanding volatile movements and long-term uncertainties about the creditworthiness of certain countries. Instead, we consider carefully how currency movements might impact competitiveness and profitability within individual companies. And we seek to hedge out some of the risk relative to our benchmark caused by overweighting or underweighting countries or regions. Particularly in the present context of "quantitative easing" (printing money) and competitive devaluation, however, we take comfort as managers and investors in the Fund, knowing that equities confer claims on real businesses. Among the attractions of an internationally diversified equity portfolio is the possibility it offers of retaining purchasing power through economic cycles and bouts of monetary experimentation. We believe it may prove to be an important component of a capital preservation strategy.

* Beattie, Alan, "World Bank backs efforts to counter rapid inflows," Financial Times, January 13, 2011, p. 4.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/10

Zhaojin Mining Industry	1.1%
Mr. Price	0.7
Shandong Weigao	0.6
Shriram Transport Finance	0.5
Intralot	0.4
CIR	0.3

4

Wanger International 2010 Annual Report

Growth of a $10,000 Investment in Wanger International
May 3, 1995 (inception date) through December 31, 2010

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger International on May 3, 1995 (the date the Fund began operations) through December 31, 2010, to the S&P Global Ex-U.S. Between $500M and $5B Index with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/10

1. Naspers (South Africa) Media in Africa, China, Russia & Other Emerging Markets	1.5%
2. Hexagon (Sweden) Measurement Equipment & Software	1.5
3. Olam International (Singapore) Agriculture Supply Chain Manager	1.4
4. Localiza Rent A Car (Brazil) Car Rental	1.2
5. Imtech (Netherlands) Electromechanical & Information & Communications Technologies Installation & Maintenance	1.2
6. Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.1
7. Zhaojin Mining Industry (China) Gold Mining & Refining in China	1.1
8. Fugro (Netherlands) Sub-sea Oilfield Services	1.0
9. NHN (South Korea) South Korea's Largest Online Search Engine	1.0
10. Advance Residence Investment (Japan) Residential REIT	1.0

Top 5 Countries

As a percentage of net assets, as of 12/31/10

Japan	15.9%
United Kingdom	7.7
China	6.4
Netherlands	6.4
Canada	5.1

Results as of December 31, 2010

	4th quarter	1 year	5 years	10 years
Wanger International	8.78%	24.92%	10.18%	10.01%
S&P Global Ex-U.S. Between $500M and $5B Index*	10.58	24.36	8.19	11.75
MSCI EAFE Index	6.61	7.75	2.46	3.50
Lipper International Core Funds Variable Underlying Index	7.26	11.09	2.49	2.50

NAV as of 12/31/10: $36.16

* The Fund's primary benchmark.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder may pay on Fund distributions or the sale of Fund shares.

The S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index are presented net of taxes. The Lipper International Core Funds Variable Underlying Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper International Core Funds Variable Underlying Classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

5

Wanger International 2010 Annual Report

Wanger International

Statement of Investments, December 31, 2010

Number of Shares		Value
	Equities – 93.2%
	Asia – 36.8%
	Japan – 15.9%
1,088,189	Kansai Paint Paint Producer in Japan, India, China & Southeast Asia	$10,528,548
3,950	Advance Residence Investment (a) Residential REIT	8,841,023
3,160	Seven Bank ATM Processing Services	6,689,953
950	Orix JREIT Diversified REIT	6,176,235
277,242	Aeon Delight Facility Maintenance & Management	5,457,954
3,184	Wacom Computer Graphic Illustration Devices	5,058,592
1,197	Start Today Online Japanese Apparel Retailer	4,782,411
40,699	Nakanishi Dental Tools & Machinery	4,309,326
501,151	Kamigumi Port Cargo Handling & Logistics	4,206,658
775	Osaka Securities Exchange Osaka Securities Exchange	3,907,452
106,686	Hamamatsu Photonics Optical Sensors for Medical & Industrial Applications	3,897,296
120,316	Tsumura Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)	3,894,495
294,454	Asics Footwear & Apparel	3,782,661
3,570	Jupiter Telecommunications Largest Cable Service Provider in Japan	3,755,076
130,341	Kintetsu World Express Airfreight Logistics	3,726,121
177,347	Daiseki (b) Waste Disposal & Recycling	3,698,611
199,700	Hoshizaki Electric Commercial Kitchen Equipment	3,696,251
104,711	Ain Pharmaciez Dispensing Pharmacy/Drugstore Operator	3,682,203
134,725	Aeon Mall Suburban Shopping Mall Developer, Owner & Operator	3,615,023
146,718	Glory Currency Handling Systems & Related Equipment	3,611,218

Number of Shares		Value
456	Fukuoka Diversified REIT in Fukuoka	$3,571,858
106,803	Ibiden Electronic Parts & Ceramics	3,365,640
146,066	Torishima Pump Manufacturing Industrial Pump for Power Generation & Water Supply Systems	3,080,617
160,760	Ushio Industrial Light Sources	3,062,357
240,000	Gree Mobile Social Networking Game Developer/Platform	3,051,141
74,286	Makita Power Tools	3,037,082
141,501	Tamron Camera Lens Maker	2,945,038
105,246	Icom Two Way Radio Communication Equipment	2,883,305
1,067,000	Nippon Sheet Glass Sheet Glass for Building & Automotive Use	2,877,407
60,722	Benesse Education Service Provider	2,796,301
231,893	Rohto Pharmaceutical Health & Beauty Products	2,709,601
138,000	Asahi Diamond Industrial Consumable Diamond Tools	2,620,478
92,758	Miura Industrial Boiler Manufacturer	2,475,298
259,239	Suruga Bank Regional Bank	2,412,545
400	Kakaku.com Online Price Comparison Services for Consumers	2,378,635
69,500	Pigeon Baby Care Products	2,362,424
141,809	Japan Airport Terminal Airport Terminal Operator at Haneda	2,187,328
55,571	Olympus Medical Equipment (Endoscopes) & Cameras	1,680,395
100	Mori Hills Tokyo Centric Diversified REIT	386,716
14	As One Scientific Supplies Distributor	288
		147,201,561

See accompanying notes to financial statements.
6

Wanger International 2010 Annual Report

Wanger International

Statement of Investments, December 31, 2010

Number of Shares		Value
	China – 6.4%
2,419,705	Zhaojin Mining Industry Gold Mining & Refining in China	$9,899,472
5,438,000	Jiangsu Expressway Chinese Toll Road Operator	6,240,603
1,834,000	China Yurun Food Meat Processor in China	6,063,941
1,865,670	Shandong Weigao Vertically Integrated Hospital Consumable Manufacturing	5,280,560
5,047,800	China Green Chinese Fruit & Vegetable Grower & Processor	4,935,580
42,400	New Oriental Education & Technology – ADR (a) China's Largest Private Education Service Provider	4,461,752
166,710	Mindray – ADR (b) Medical Device Manufacturer	4,401,144
6,760,000	China Communication Services China's Telecom Infrastructure Service Provider	4,026,709
36,184,524	RexLot Holdings Lottery Equipment Supplier in China	3,817,326
4,419,901	Wasion Group Electronic Power Meter Total Solution Provider	2,922,794
275,400	China Xiniya Fashion – ADR (a)(b) Men's Apparel Provider in China	2,522,664
2,954,300	Sino Ocean Land Property Developer in China	1,934,616
37,000	51job – ADR (a) Integrated Human Resources Service Provider	1,822,250
36,800	Noah Holdings – ADR (a)(b) Wealth Management Product Distributor in China	719,440
19,700	XueDa Education Group – ADR (a) Chinese Tutoring	222,019
4,580,000	Fu Ji Food & Catering Services (a)(c) Food Catering Service Provider in China	23,569
		59,294,439
	Singapore – 4.4%
5,200,000	Olam International Agriculture Supply Chain Manager	12,722,952
9,750,000	Mapletree Logistics Trust Asian Logistics Landlord	7,331,398
3,000,000	CDL Hospitality Trust Hotel Owner/Operator	4,862,275

Number of Shares		Value
3,003,072	Ascendas REIT Singapore Industrial Property Landlord	$4,843,853
5,640,000	Mapletree Industrial Trust (a) Singapore Industrial REIT	4,790,276
600,000	Singapore Exchange Singapore Equity & Derivatives Market Operator	3,936,572
1,600,000	Goodpack International Bulk Container Leasing	2,555,811
		41,043,137
	Hong Kong – 3.2%
3,327,892	Lifestyle International Mid- to High-end Department Store Operator in Hong Kong & China	8,177,586
1,000,000	Melco Crown Entertainment – ADR (a)(b) Macau Casino Operator	6,360,000
5,056,000	Mongolian Mining (a) Coking Coal Mining in Mongolia	5,899,794
1,577,000	L'Occitane International (a) Skin Care & Cosmetics Producer	4,362,070
110,000	Hong Kong Exchanges and Clearing Hong Kong Equity & Derivatives Market Operator	2,494,982
3,243,600	Sa Sa International Chinese Discount Cosmetics Retailer	2,019,739
		29,314,171
	India – 3.2%
84,900	Asian Paints India's Largest Paint Company	5,477,726
270,000	Shriram Transport Finance Truck Financing in India	4,740,020
961,300	Jain Irrigation Systems Agricultural Micro-irrigation Systems & Food Processing	4,527,558
684,500	Infrastructure Development Finance Infrastructure Finance in India	2,802,141
4,570,000	REI Agro Basmati Rice Processing	2,785,027
1,430,800	S. Kumars Nationwide (a) Textiles, Clothing & Retail	2,769,445
750,000	Mundra Port & Special Economic Zone Indian West Coast Shipping Port	2,411,104

See accompanying notes to financial statements.
7

Wanger International 2010 Annual Report

Wanger International

Statement of Investments, December 31, 2010

Number of Shares		Value
	India – 3.2% (cont)
319,100	Patel Engineering Civil Engineering & Construction	$2,176,574
475,000	Manappuram General Finance Short-term Lending Collateralized by Household Gold	1,582,802
		29,272,397
	South Korea – 2.0%
45,200	NHN (a) South Korea's Largest Online Search Engine	9,019,415
172,100	Woongjin Coway South Korean Household Appliance Rental Service Provider	6,106,716
18,700	MegaStudy (a) Online Education Service Provider	2,903,057
10,893	Taewoong (a) Niche Custom Forging	450,683
		18,479,871
	Taiwan – 1.6%
1,071,000	Simplo Technology World's Largest Notebook Battery Pack Supplier	7,787,355
240,500	Formosa International Hotels Hotel, Food & Beverage Operation & Hospitality Management Services	4,256,272
1,082,500	Everlight Electronics LED Packager	3,133,538
		15,177,165
	Thailand – 0.1%
4,276,400	Home Product Center DIY Home Improvement Retailer	1,248,377
	Total Asia	341,031,118
	Europe – 36.0%
	United Kingdom – 7.7%
996,000	Serco Facilities Management	8,626,153
300,428	Intertek Group Testing, Inspection & Certification Services	8,314,048
7,592,066	Archipelago Resources (a) Gold Mining Projects in Indonesia, Vietnam & the Philippines	7,220,438

Number of Shares		Value
144,002	Chemring Defense Manufacturer of Countermeasures & Energetics	$6,519,869
2,250,000	Charles Taylor (d) Insurance Services	5,840,775
259,000	Petropavlovsk Gold & Iron Ore Mining in Russia	4,619,549
1,332,984	Cobham Aerospace Components	4,229,248
9,315,826	Workspace Group United Kingdom Real Estate	3,413,210
91,875	Rotork Valve Actuators for Oil & Water Pipelines	2,618,468
489,935	Abcam Online Sales of Antibodies	2,444,343
652,534	RPS Group Environmental Consulting & Planning	2,344,010
219,118	JLT Group International Business Insurance Broker	2,148,832
200,158	Smith & Nephew Medical Equipment & Supplies	2,111,128
339,200	Micro Focus United Kingdom Legacy Software Provider	2,055,626
103,604	Tullow Oil Oil & Gas Producer	2,036,880
409,300	FlyBe (a) Largest European Regional Airline	2,026,092
49,000	Premier Oil (a) Oil & Gas Producer in Europe, Pakistan & Asia	1,489,719
556,698	PureCircle (a) Natural Sweeteners	1,436,453
250,000	SKIL Ports & Logistics (a) Indian Container Port Project	956,897
238,400	Sterling Resources (a)	827,195
161,600	Sterling Resources (a)(e) Oil & Gas Exploration – Europe	549,502
		71,828,435
	Netherlands – 6.4%
288,786	Imtech Electromechanical & Information & Communications Technologies Installation & Maintenance	10,955,834
114,680	Fugro Sub-sea Oilfield Services	9,424,683

See accompanying notes to financial statements.
8

Wanger International 2010 Annual Report

Wanger International

Statement of Investments, December 31, 2010

Number of Shares		Value
	Netherlands – 6.4% (cont)
154,474	Vopak World's Largest Operator of Petroleum & Chemical Storage Terminals	$7,297,074
223,514	Unit 4 Agresso Business Software Development	7,235,565
186,301	Koninklijke TenCate Advanced Textiles & Industrial Fabrics	6,970,712
312,364	Aalberts Industries Flow Control & Heat Treatment	6,584,674
193,566	Arcadis Engineering Consultants	4,504,603
169,900	USG People (a) Temporary Staffing Services	3,450,968
30,034	Core Laboratories Oil & Gas Reservoir Consulting	2,674,528
		59,098,641
	France – 4.5%
87,000	Neopost Postage Meter Machines	7,580,028
85,100	Eurofins Scientific Food, Pharmaceuticals & Materials Screening & Testing	6,129,461
135,200	Saft Niche Battery Manufacturer	4,977,396
41,200	Rubis Tank Storage & Liquefied Petroleum Gas Distribution	4,798,092
80,200	Mersen Advanced Industrial Materials	3,675,974
44,000	Pierre & Vacances Vacation Apartment Lets	3,550,175
99,500	Teleperformance Call Center Operator	3,357,286
29,544	Norbert Dentressangle Leading European Logistics & Transport Group	2,617,500
61,000	Gemalto Smart Card Products & Solutions	2,595,823
261,133	Hi-Media (a)(b) Online Advertiser in Europe	1,221,332
56,000	Toreador Resources (a)(b) Drilling for Oil in France's Paris Basin	869,120
		41,372,187

Number of Shares		Value
	Germany – 3.5%
45,200	Vossloh Rail Infrastructure & Diesel Locomotives	$5,772,177
91,636	CTS Eventim Event Ticket Sales	5,658,568
56,000	Rheinmetall Defense & Automotive	4,503,824
318,394	Wirecard Online Payment Processing & Risk Management	4,361,572
190,582	Rhoen-Klinikum Health Care Services	4,195,403
16,409	Rational Commercial Ovens	3,622,253
80,600	Elringklinger Automobile Components	2,852,393
49,890	Deutsche Beteiligungs Private Equity Investment Management	1,399,946
		32,366,136
	Switzerland – 3.0%
48,116	Kuehne & Nagel Freight Forwarding/Logistics	6,684,741
27,386	Geberit Plumbing Supplies	6,332,539
27,830	Partners Group Private Markets Asset Management	5,281,721
2,313	Sika Chemicals for Construction & Industrial Applications	5,076,213
108,131	Bank Sarasin & Cie Private Banking	4,927,320
		28,302,534
	Sweden – 2.5%
640,469	Hexagon Measurement Equipment & Software	13,736,356
592,610	Sweco Engineering Consultants	5,132,227
110,614	Orc Software (b) Software for Securities Trading, Analysis & Risk Management	2,101,426
160,329	East Capital Explorer (a) Sweden-based Russia/Central Eastern Europe Investment Fund	2,020,720
		22,990,729

See accompanying notes to financial statements.
9

Wanger International 2010 Annual Report

Wanger International

Statement of Investments, December 31, 2010

Number of Shares		Value
	Italy – 2.2%
67,900	Tod's Leather Shoes & Bags	$6,710,831
317,600	Ansaldo STS Railway Systems Integrator	4,547,670
615,959	Credito Emiliano Italian Regional Bank	3,811,200
621,000	Terna Italian Power Transmission	2,623,138
1,422,000	CIR (a) Italian Holding Company	2,612,572
		20,305,411
	Ireland – 1.1%
1,859,500	United Drug Irish Pharmaceutical Wholesaler & Outsourcer	5,218,184
65,507	Paddy Power Irish Betting Services	2,687,386
42,721	Aryzta (a) Baked Goods	1,997,512
		9,903,082
	Finland – 0.9%
143,341	Stockmann Department Store & Fashion Retailer in Scandinavia & Russia	5,421,408
269,613	Poyry Engineering Consultants	3,296,214
		8,717,622
	Denmark – 0.9%
45,950	Novozymes Industrial Enzymes	6,402,859
10,200	SimCorp Software for Investment Managers	1,636,430
		8,039,289
	Portugal – 0.7%
1,087,200	Redes Energéticas Nacionais Portuguese Power Transmission & Gas Transportation	3,748,289
3,184,112	Banco Comercial Português Largest Portuguese Banking Franchise	2,476,369
		6,224,658

Number of Shares		Value
	Iceland – 0.5%
5,336,401	Marel (a) Largest Manufacturer of Poultry & Fish Processing Equipment	$4,649,429
	Czech Republic – 0.5%
18,191	Komercni Banka Leading Czech Republic Universal Bank	4,304,766
	Russia – 0.5%
118,300	Mail.ru – GDR (a)(e) Internet Social Networking & Games for Russian Speakers	4,258,800
	Spain – 0.4%
88,200	Red Eléctrica de España Spanish Power Transmission	4,146,925
	Greece – 0.3%
1,000,000	Intralot Lottery & Gaming Systems & Services	3,327,387
	Poland – 0.3%
136,143	Central European Distribution (a) Largest Spirits Company in Central & Eastern Europe	3,117,675
	Norway – 0.1%
53,948	Atea Leading Nordic IT Hardware/Software Re-seller & Installation Company	542,848
	Total Europe	333,496,554
	Other Countries – 14.6%
	Canada – 5.1%
254,315	ShawCor Oil & Gas Pipeline Products	8,468,641
195,549	CCL Industries Leading Global Label Manufacturer	5,825,366
110,400	Baytex Oil & Gas Producer in Canada	5,175,243
309,100	Tahoe Resources (a)(e) Silver Project in Guatemala	4,478,422
81,142	AG Growth Leading Manufacturer of Augers & Grain Handling Equipment	4,086,070

See accompanying notes to financial statements.
10

Wanger International 2010 Annual Report

Wanger International

Statement of Investments, December 31, 2010

Number of Shares		Value
	Canada – 5.1% (cont)
135,221	Ivanhoe Mines (a)	$3,127,912
110,428	Ivanhoe Mines (a)(b)(f)	2,531,010
135,221	Ivanhoe Mines – Rights (a)	182,235
110,428	Ivanhoe Mines – Rights (a)(f) Copper Mine Project in Mongolia	154,599
4,000,000	Eacom Timber (a)(e) Canadian Lumber Producer	2,562,607
222,000	Guyana Goldfields (a)(e) Gold Mining Projects in Guyana	2,377,072
119,940	Eldorado Gold Gold Miner in Turkey, Greece, China & Brazil	2,231,610
78,815	Black Diamond Group Provides Accommodations/Equipment for Oil Sands Exploitation	1,705,029
228,671	Pan Orient (a) Growth Oriented & Return Focused Asian Explorer	1,529,380
349,177	Horizon North Logistics (a) Provides Diversified Oil Service Offering in Northern Canada	1,043,001
216,182	DeeThree Exploration (a)(e)	916,213
133,000	DeeThree Exploration (a) Canadian Oil & Gas Producer	575,178
585,000	Bowood Energy (a)(e) Small E&P Targeting Alberta Bakken	345,952
10,000	WestFire Energy (a) Oil Producer in Alberta & Saskatchewan	69,396
		47,384,936
	United States – 3.4%
201,235	Atwood Oceanics (a) Offshore Drilling Contractor	7,520,152
137,910	World Fuel Services Global Fuel Broker	4,986,826
61,123	Alexion Pharmaceuticals (a) Biotech Focused on Orphan Diseases	4,923,458
49,361	FMC Technologies (a) Oil & Gas Wellhead Manufacturer	4,388,686
59,415	Bristow (a) Largest Provider of Helicopter Services to Offshore Oil & Gas Producers	2,813,300
89,251	BioMarin Pharmaceutical (a) Biotech Focused on Orphan Diseases	2,403,529

Number of Shares		Value
84,361	Textainer Group Holdings Top International Container Leasor	$2,403,445
27,500	Onex Capital Private Equity Firm	836,091
48,154	Tesco (a) Developing New Well Drilling Technologies	764,685
3,600	Sodastream (a) Home Beverage Carbonation System	113,688
		31,153,860
	South Africa – 2.8%
243,500	Naspers Media in Africa, China, Russia & Other Emerging Markets	14,340,164
684,185	Mr. Price South African Retailer of Apparel, Household & Sporting Goods	6,906,763
707,200	Northam Platinum Platinum Mining in South Africa	4,863,174
		26,110,101
	Australia – 1.8%
1,096,258	SAI Global Publishing, Certification & Compliance Services	5,471,714
369,125	UGL Engineering & Facilities Management	5,447,919
47,885	Cochlear Cochlear Implants	3,938,224
1,113,163	Hastie Group Mechanical, Electrical & Hydraulic (MEH) Engineering	1,087,309
107,503	Seek Online Job Listing & Education	728,996
		16,674,162
	Israel – 0.8%
434,004	Israel Chemicals Producer of Potash, Phosphates, Bromine & Specialty Chemicals	7,442,959
	Senegal – 0.3%
10,000	Sonatel Leading Telecoms Operator in Western Africa	3,137,251

See accompanying notes to financial statements.
11

Wanger International 2010 Annual Report

Wanger International

Statement of Investments, December 31, 2010

Number of Shares		Value
	Kazakhstan – 0.3%
262,500	Halyk Savings Bank of Kazakhstan – GDR (a) Largest Retail Bank & Insurer in Kazakhstan	$2,638,125
	Egypt – 0.1%
67,066	Paints & Chemical Industries (Pachin) Paints & Inks in Egypt	623,877
	Total Other Countries	135,165,271
	Latin America – 5.8%
	Brazil – 4.2%
690,000	Localiza Rent A Car Car Rental	11,183,740
836,500	Suzano Brazilian Pulp & Paper Producer	7,447,612
193,300	Natura Direct Retailer of Cosmetics	5,554,777
444,300	Mills Estruturas e Serviços de Engenharia Civil Engineering & Construction	5,513,498
489,800	MRV Engenharia Brazilian Low-income Property Developer	4,608,004
740,700	PDG Realty Brazilian Low-income Property Developer	4,535,195
		38,842,826
	Chile – 0.7%
111,689	Sociedad Quimica y
	Minera de Chile – ADR Producer of Specialty Fertilizers, Lithium & Iodine	6,524,871
	Mexico – 0.5%
83,000	Grupo Aeroportuario del Sureste – ADR Mexican Airport Operator	4,685,350
	Argentina – 0.4%
1,204,545	Union Agriculture Group (a)(e) Farmland Operator in Uruguay	2,649,999
845,000	Madalena Ventures (a)(e) Oil & Gas Exploration in Argentina	682,935
		3,332,934
	Total Latin America	53,385,981
Total Equities (Cost: $527,923,699) – 93.2%		863,078,924

Number of Shares or Principal Amount		Value
Securities Lending Collateral – 1.2%
11,170,097	Dreyfus Government Cash
	Management Fund (g)
	(7 day yield of 0.01%)	$11,170,097
	Total Securities Lending Collateral (Cost: $11,170,097)	11,170,097
Short-Term Obligations – 2.9%
	Repurchase Agreement – 2.4%
$22,691,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/10, due 1/03/11 at 0.16%, collateralized by a U.S. Government Agency obligation maturing 4/28/14, market value $23,148,900 (repurchase proceeds $22,691,303)	22,691,000
	Commercial Paper – 0.5%
4,300,000	Toyota Motor Credit 0.20% due 1/21/11	4,299,522
Total Short-Term Obligations (Amortized Cost: $26,990,522)		26,990,522
Total Investments (Cost: $566,084,318) – 97.3% (h)(i)		901,239,543
Obligation to Return Collateral for Securities Loaned – (1.2)%		(11,170,097)
Cash and Other Assets Less Liabilities: 3.9%		35,691,054
Total Net Assets: 100.0%		$925,760,500

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2010. The total market value of securities on loan at December 31, 2010 is $10,795,334.

(c)  Illiquid security.

(d)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in this affiliated company during the year ended December 31, 2010, are as follows:

Affiliate	Balance of Shares Held at 12/31/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held at 12/31/2010	Value	Dividend
Charles Taylor	3,000,000	150,000	900,000	2,250,000	$5,840,775	$637,621

See accompanying notes to financial statements.
12

Wanger International 2010 Annual Report

Wanger International

Statement of Investments, December 31, 2010

The aggregate cost and value of this company at December 31, 2010, was $9,152,033 and $5,840,775, respectively. Investments in the affiliated company represented 0.63% of the total net assets at December 31, 2010.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2010, the market value of these securities amounted to $18,821,502 which represented 2.03% of total net assets.

Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Tahoe Resources	5/28/10	309,100	$1,765,109	$4,478,422
Mail.ru – GDR	11/05/10 – 12/31/10	118,300	3,953,850	4,258,800
Union Agriculture Group	12/08/10	1,204,545	2,649,999	2,649,999
Eacom Timber	3/17/10	4,000,000	1,980,198	2,562,607
Guyana Goldfields	1/19/10	222,000	1,496,508	2,377,072
DeeThree Exploration	9/07/10	216,182	564,524	916,213
Madalena Ventures	10/21/10	845,000	535,436	682,935
Sterling Resources	12/02/10	161,600	482,244	549,502
Bowood Energy	9/17/10	585,000	142,239	345,952
			$13,570,107	$18,821,502

(f)  Security is traded on a U.S. exchange.

(g)  Investment made with cash collateral received from securities lending activity.

(h)  At December 31, 2010, for federal income tax purposes cost of investments was $599,510,744 and net unrealized appreciation was $301,728,799 consisting of gross unrealized appreciation of $326,988,345 and gross unrealized depreciation of $25,259,546.

(i)  On December 31, 2010, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$181,918,402	19.7
Japanese Yen	147,201,561	15.9
U.S. Dollar	107,921,638	11.7
British Pound	70,451,738	7.6
Hong Kong Dollar	68,099,342	7.3
Canadian Dollar	47,595,050	5.1
Other currencies less than 5% of total net assets	266,881,715	28.8
Cash and other assets less liabilities	35,691,054	3.9
	$925,760,500	100.0

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

JPY = Japanese Yen

USD = United States Dollar

At December 31, 2010, the Fund had entered into the following forward foreign currency exchange contracts:

Foreign Exchange Rate Risk
Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation
AUD	USD	4,377,125	$4,300,000	1/14/11	$171,932
AUD	USD	703,298	700,000	1/14/11	18,532
AUD	USD	4,396,279	4,300,000	2/15/11	173,674
AUD	USD	706,129	700,000	2/15/11	18,560
AUD	USD	5,061,753	5,000,000	3/15/11	132,642
CAD	USD	4,031,720	4,000,000	1/14/11	54,070
CAD	USD	503,645	500,000	1/14/11	6,437
CAD	USD	4,047,600	4,000,000	2/15/11	67,386
CAD	USD	503,980	500,000	2/15/11	6,444
CAD	USD	4,538,745	4,500,000	3/15/11	57,808
USD	EUR	7,404,770	10,400,000	1/14/11	505,173
USD	EUR	1,196,745	1,600,000	1/14/11	817
USD	EUR	7,586,811	10,400,000	2/15/11	262,813
USD	EUR	1,196,888	1,600,000	2/15/11	767
USD	EUR	8,978,474	12,000,000	3/15/11	4,884
JPY	USD	170,940,000	2,100,000	1/14/11	5,635
JPY	USD	33,393,200	400,000	1/14/11	11,337
JPY	USD	172,851,000	2,100,000	2/15/11	29,889
JPY	USD	33,381,600	400,000	2/15/11	11,332
JPY	USD	208,577,500	2,500,000	3/15/11	70,859
			$72,000,000		$1,610,991

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

See accompanying notes to financial statements.
13

Wanger International 2010 Annual Report

Wanger International

Statement of Investments, December 31, 2010

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Investment Type	Other (Level 1)	Significant Observable Quoted Prices (Level 2)	Significant Unobservable Inputs (Level 3)	Inputs Total
Equities
Asia	$20,509,269	$320,498,280	$23,569	$341,031,118
Europe	11,747,318	321,749,236	—	333,496,554
Other Countries	67,858,530	67,306,741	—	135,165,271
Latin America	11,210,221	39,525,761	2,649,999	53,385,981
Total Equities	111,325,338	749,080,018	2,673,568	863,078,924
Total Securities Lending Collateral	11,170,097	—	—	11,170,097
Total Short-Term Obligations	—	26,990,522	—	26,990,522
Total Investments	122,495,435	776,070,540	2,673,568	901,239,543
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	—	1,610,991	—	1,610,991
Total	$122,495,435	$777,681,531	$2,673,568	$902,850,534

The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement but are not yet trading are valued using a market approach for which management has determined that the original transaction price is the best representation of fair value. The original cost may be adjusted for the market movement in an index, ETF or similar security during the period it does not trade. Securities for which no market exists are valued based upon a market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

The following table reconciles asset balances for the year ending December 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Equities
Asia	$47,257	$—	$(23,688)	$—	$—	$—	$—	$23,569
Latin America	—	—	—	2,649,999	—	—	—	2,649,999
	$47,257	$—	$(23,688)	$2,649,999	$—	$—	$—	$2,673,568

The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributed to securities owned at December 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $23,688. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$50,404,067	$—	$—	$50,404,067

Financial assets were transferred from Level 2 to Level 1 as they resumed trading during the period.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.
14

Wanger International 2010 Annual Report

Wanger International

Portfolio Diversification December 31, 2010

At December 31, 2010, the Fund's portfolio investments as a percentage of net assets was diversified as follows:

	Value	Percentage of Net Assets
Industrial Goods & Services
Other Industrial Services	$76,865,530	8.3
Machinery	59,254,228	6.4
Industrial Materials & Specialty Chemicals	58,453,539	6.3
Electrical Components	22,154,510	2.4
Construction	14,022,611	1.5
Outsourcing Services	12,077,121	1.3
Conglomerates	6,584,674	0.7
Medical Equipment & Devices	4,309,326	0.5
Industrial Distribution	2,556,099	0.3
Educational Services	956,897	0.1
	257,234,535	27.8
Consumer Goods & Services
Food & Beverage	33,196,397	3.6
Nondurables	27,525,069	3.0
Retail	22,254,516	2.4
Other Consumer Services	21,805,910	2.4
Travel	16,760,007	1.8
Casinos & Gaming	16,192,099	1.7
Apparel	14,496,178	1.5
Other Entertainment	9,914,840	1.1
Educational Services	4,683,771	0.5
Consumer Electronics	2,945,038	0.3
	169,773,825	18.3
Energy & Minerals
Mining	50,259,815	5.4
Oil Services	36,128,177	3.9
Oil & Gas Producers	15,066,713	1.6
Agricultural Commodities	12,660,218	1.4
Oil Refining, Marketing & Distribution	12,095,166	1.3
	126,210,089	13.6
Information
Internet Related	30,726,010	3.3
Instrumentation	17,633,652	1.9
Computer Hardware & Related Equipment	15,441,770	1.7
Business Software	10,927,621	1.2
Financial Processors	10,793,126	1.2
Telephone and Data Services	6,494,537	0.7
Telecommunications Equipment	4,026,709	0.4
CATV	3,755,076	0.4
Semiconductors & Related Equipment	3,133,538	0.3
Gaming Equipment & Services	3,051,141	0.3
Mobile Communications	2,883,305	0.3
Computer Services	2,644,274	0.3
Business Information & Marketing Services	2,344,010	0.3
Advertising	1,221,332	0.1
	115,076,101	12.4

	Value	Percentage of Net Assets
Other Industries
Real Estate	$55,294,659	6.0
Transportation	24,924,265	2.7
Regulated Utilities	10,518,352	1.1
Conglomerates	2,612,572	0.3
	93,349,848	10.1
Finance
Banks	25,135,099	2.7
Finance Companies	14,189,250	1.5
Brokerage & Money Management	13,629,707	1.5
Insurance	7,989,607	0.9
	60,943,663	6.6
Health Care
Medical Equipment & Devices	22,334,909	2.4
Pharmaceuticals	9,112,679	1.0
Health Care Services	4,195,403	0.4
Medical Supplies	2,444,343	0.3
Biotechnology & Drug Delivery	2,403,529	0.3
	40,490,863	4.4
Total Equities	863,078,924	93.2
Securities Lending Collateral	11,170,097	1.2
Short-Term Obligations	26,990,522	2.9
Total Investments	901,239,543	97.3
Obligation to Return Collateral for Securities Loaned	(11,170,097)	(1.2)
Cash and Other Assets Less Liabilities	35,691,054	3.9
Net Assets	$925,760,500	100.0%

See accompanying notes to financial statements.
15

Wanger International 2010 Annual Report

Statement of Assets and Liabilities
December 31, 2010

Assets:
Unaffiliated investments, at cost	$556,932,285
Affiliated investments, at cost (See Note 4)	9,152,033
Unaffiliated investments, at value (including securities on loan of $10,795,334)	$895,398,768
Affiliated investments, at value (See Note 4)	5,840,775
Cash	224,583
Foreign currency (cost of $5,430,101)	5,601,816
Unrealized appreciation on forward foreign currency exchange contracts	1,610,991
Receivable for:
Investments sold	310,931
Fund shares sold	29,560,318
Securities lending income	19,456
Dividends	946,101
Interest	101
Foreign tax reclaims	367,039
Trustees' deferred compensation plan	139,139
Other assets	10,334
Total Assets	940,030,352
Liabilities:
Collateral on securities loaned	11,170,097
Payable for:
Investments purchased	743,956
Fund shares repurchased	1,066,476
Investment advisory fee	617,829
Administration fee	37,217
Transfer agent fee	40
Trustees' fees	32
Custody fee	246,000
Reports to shareholders	155,483
Deferred foreign capital gains tax payable	50,945
Chief compliance officer expenses	2,587
Trustees' deferred compensation plan	139,139
Other liabilities	40,051
Total Liabilities	14,269,852
Net Assets	$925,760,500
Composition of Net Assets:
Paid-in capital	$568,361,618
Undistributed net investment income	4,477,110
Accumulated net realized gain	15,987,231
Net unrealized appreciation (depreciation) on:
Investments	335,155,225
Foreign currency translations	1,830,261
Foreign capital gains tax	(50,945)
Net Assets	$925,760,500
Fund Shares Outstanding	25,600,994
Net asset value, offering price and redemption price per share	$36.16

Statement of Operations
For the Year Ended December 31, 2010

Investment Income:
Dividends (net foreign taxes withheld of $1,895,159)	$22,213,560
Dividends from affiliates	637,621
Securities lending income, net	191,079
Interest income	44,329
Total Investment Income	23,086,589
Expenses:
Investment advisory fee	9,178,297
Administration fee	533,799
Transfer agent fee	495
Trustees' fees	69,053
Custody fee	1,076,790
Reports to shareholders	363,086
Chief compliance officer expenses (See Note 4)	40,670
Other expenses (See Note 6)	149,121
Total Expenses	11,411,311
Advisory fee waiver (See Note 4)	(327,817)
Custody earnings credit	(225)
Net Expenses	11,083,269
Net Investment Income	12,003,320
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Forward Foreign Currency Exchange Contracts:
Net realized gain (loss) on:
Unaffiliated investments	193,180,518
Affiliated investments	(3,212,313)
Foreign currency transactions and forward foreign currency exchange contracts	10,380,255
Reimbursement from transaction costs (See Note 4)	335,670
Net realized gain	200,684,130
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(51,331,757)
Affiliated investments (See Note 4)	1,311,053
Foreign currency translations and forward foreign currency exchange contracts	961,314
Foreign capital gains tax	1,892,799
Net change in unrealized appreciation (depreciation)	(47,166,591)
Net Gain	153,517,539
Net Increase in Net Assets from Operations	$165,520,859

See accompanying notes to financial statements.
16

Wanger International 2010 Annual Report

Statement of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income	$12,003,320	$14,183,367
Net realized gain (loss) on:
Unaffiliated investments	193,180,518	(70,795,081)
Affiliated investments (See Note 4)	(3,212,313)	—
Foreign currency transactions and forward foreign currency exchange contracts	10,380,255	797,283
Foreign capital gains tax	—	(298,151)
Reimbursement from transaction costs (See Note 4)	335,670	—
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(51,331,757)	531,420,177
Affiliated investments (See Note 4)	1,311,053	(644,429)
Foreign currency transactions and forward foreign currency exchange contracts	961,314	1,880,189
Foreign capital gains tax	1,892,799	(1,943,744)
Net Increase in Net Assets from Operations	165,520,859	474,599,611
Distributions to Shareholders:
From net investment income	(20,131,055)	(43,225,419)
Share Transactions:
Subscriptions	68,202,656	158,196,950
Distributions reinvested	20,131,055	43,225,419
Redemptions (See Note 4)	(750,391,189)	(163,728,038)
Net Increase (Decrease) from Fund Share Transactions	(662,057,478)	37,694,331
Increase from regulatory settlements	—	500,054
Total Increase (Decrease) in Net Assets	(516,667,674)	469,568,577
Net Assets:
Beginning of period	1,442,428,174	972,859,597
End of period	$925,760,500	$1,442,428,174
Undistributed/(overdistributed) net investment income at end of period	$4,477,110	$(6,203,054)

See accompanying notes to financial statements.
17

Wanger International 2010 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$29.68		$20.69	$44.04	$41.77	$30.63
Income from Investment Operations:
Net investment income (a)	0.35		0.30	0.52	0.37	0.29
Net realized and unrealized gain (loss) on investments, foreign currency and foreign capital gains tax	6.93		9.61	(18.37)	5.80	11.04
Total from Investment Operations	7.28		9.91	(17.85)	6.17	11.33
Less Distributions to Shareholders:
From net investment income	(0.80)		(0.93)	(0.34)	(0.39)	(0.19)
From net realized gains	—		—	(5.16)	(3.51)	—
Total Distributions to Shareholders	(0.80)		(0.93)	(5.50)	(3.90)	(0.19)
Increase from Regulatory Settlements	—		0.01	—	—	—
Net Asset Value, End of Period	$36.16		$29.68	$20.69	$44.04	$41.77
Total Return (b)	24.92	%(c)	49.78%	(45.60)%	16.31%	37.16%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (d)	1.04%		1.05%	1.02%	0.99%	1.01%
Interest expense	—		—	—	—	0.00	%(e)
Net expenses (d)	1.04%		1.05%	1.02%	0.99%	1.01%
Net investment income (d)	1.12%		1.23%	1.67%	0.87%	0.81%
Waiver/Reimbursement	0.03%		—	—	—	—
Portfolio turnover rate	32%		37%	36%	35%	41%
Net assets, end of period (000s)	$925,761		$1,442,428	$972,860	$1,693,374	$1,480,123

(a)  Net investment income per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the investment adviser not waived a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

See accompanying notes to financial statements.
18

Wanger International 2010 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger International (the Fund), is a series of Wanger Advisors Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Fund's Valuation Committee that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts in order to seek to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Forward foreign currency exchange contracts are valued at the interpolated forward exchange rate of the underlying currencies and any market gain or loss, arising from the difference between the original value and the current value of such contract, is included as a component of unrealized gain/(loss) on the Statement of Operations. Open forward foreign currency exchange contracts, if any, are disclosed in the Notes to the Statement of Investments. As forward foreign currency exchange contracts are closed the resulting gain or loss, arising from the difference between the original value of the contract and the closing value of such contract, is included as a component of realized gain/(loss) on the Statement of Operations.

A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

The Fund may use forward contracts to buy or sell a foreign currency when the Adviser believes it has exposure to a foreign currency which may suffer or enjoy a movement against another foreign currency to which the Fund has exposure. The Fund will not attempt to hedge all of its foreign portfolio positions

For additional information on derivative instruments, please see Note 5.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and borrower rebates. The Fund's adviser,

19

Wanger International 2010 Annual Report

Notes to Financial Statements, continued

Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned in 2010 by the Fund is included in the Statement of Operations.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

Fund share valuation

Fund shares are sold and redeemed on a daily basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions, passive foreign investment company (PFIC) adjustments and foreign capital gains tax were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$18,807,899	$(18,807,899)	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	December 31, 2010	December 31, 2009
Distributions paid from:
Ordinary Income*	$20,131,055	$43,225,419

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$36,052,476	$19,588,719	$301,728,799

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and passive foreign investment company (PFIC) adjustments.

Capital loss carryforwards that were utilized for the Fund during the year ended December 31, 2010 were $162,166,735.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax

20

Wanger International 2010 Annual Report

Notes to Financial Statements, continued

positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is an indirect, wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

After the close of business on April 30, 2010, (the Closing), Ameriprise Financial acquired from Bank of America Corporation (BOA), a portion of the asset management business of Columbia Management Group, LLC, including 100% of CWAM. On May 27, 2010, the shareholders of the Fund approved a new investment advisory agreement with CWAM to provide advisory services to the Fund. There were no changes to the Fund's advisory fee rate under the new agreement.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.10%
$100 million to $250 million	0.95%
$250 million to $500 million	0.90%
$500 million to $1 billion	0.80%
$1 billion and over	0.72%

For the year ended December 31, 2010, the Fund's effective investment advisory fee rate, net of fee waivers, was 0.83% of average daily net assets. Effective April 30, 2010, CWAM has contractually agreed to reimburse the Fund to the extent that investment advisory fees exceed an annual percentage of 0.83% of average daily net assets on an annualized basis, through April 30, 2012. The reimbursement to the Fund for the year ended December 31, 2010 was $327,817.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates.

Wanger Advisors Trust Average Daily Net Assets of the Trust	Aggregate Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2010, the Fund's effective administration fee rate was 0.05% of average daily net assets. Prior to the Closing, CWAM had delegated to Columbia Management Advisors, LLC (CMA) an indirect, wholly owned subsidiary of BOA, responsibility to provide certain sub-administrative services to the Fund. Following the Closing, Columbia Management, a wholly owned subsidiary of Ameriprise Financial, acquired the assets of CMA and subsequently changed its name to Columbia Management, and thereafter continued providing certain sub-administrative services to the Fund.

Prior to the Closing, Columbia Management Distributors, Inc., a wholly owned subsidiary of BOA, served as the Fund's distributor and principal underwriter. In connection with the Closing, RiverSource Fund Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (CMID). There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Closing.

Prior to the Closing, Columbia Management Services, Inc., an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with Boston Financial Data Services (BFDS) to serve as subtransfer agent. In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (CMIS). The transfer agent fee rates paid by the Fund did not change as a result of the change in transfer agent. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement for certain out-of-pocket expenses. The arrangement with BFDS has been continued by CMIS.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2010, the Fund held five percent or more of the outstanding voting securities of one company. Details of investments in those affiliated companies are presented in the Notes to the Statement of Investments on pages 12 and 13.

During the year ended December 31, 2010, the Fund engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $1,300,869 and $480,533,742, respectively.

During May and June 2010, a significant number of shares of the Fund, representing the interests of owners of contracts issued by insurance companies affiliated with Ameriprise Financial, were redeemed. In an effort to minimize the impact on the remaining shareholders, Ameriprise Financial agreed to reimburse the Fund $335,670 in certain transaction costs that were incurred as a result of the redemption.

5.  Objectives and Strategies for Investing in Derivative Instruments

The Fund uses derivatives instruments including foreign forward currency exchange contracts in order to meet its investment objectives. The Fund employs strategies in differing combinations to permit it to increase, decrease or change the level of exposure to market risk factors. The achievement of any strategy involving derivatives depends on analysis of various risk factors, and if the strategies for the use of derivatives do not work as intended, the Fund may not achieve its investment objectives.

In pursuit of its investment objectives, the Fund is exposed to the following market risks:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign-currency-denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

21

Wanger International 2010 Annual Report

Notes to Financial Statements, continued

The following provides more detailed information about the derivative type held by the Fund:

Forward Foreign Currency Exchange Contracts

•  The Fund entered into forward foreign currency exchange contracts to shift its investment exposure from one currency to another.

•  The Fund used forward foreign currency exchange contracts to shift its U.S. dollar exposure in order to achieve a representative weighted mix of major currencies relative to its benchmark and/or to recover an underweight country exposure in its portfolio relative to its benchmark.

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to seek to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to seek to reduce the exposure to adverse price movements in certain other foreign-currency-denominated assets. Contracts to buy are used to acquire exposure to foreign currencies, while contracts to sell are used to reduce the exposure to foreign exchange rate fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

During the year ended December 31, 2010, the Fund entered into 130 forward foreign currency exchange contracts.

The following table is a summary of the value of the Fund's derivative instruments as of December 31, 2010.

Fair Value of Derivative Instruments

Asset		Liability
Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
Unrealized appreciation on forward foreign currency exchange contracts	$1,610,991	Unrealized depreciation on forward foreign currency exchange contracts	$—

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2010:

Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Risk Exposure	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Forward Foreign Currency Exchange Contracts	Foreign Exchange Rate Risk	$11,548,114	$770,735

6.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.15% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the year ended December 31, 2010. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2011.

7.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year ended December 31, 2010	Year ended December 31, 2009
Shares sold	2,055,268	6,481,672
Shares issued in reinvestment of dividend distributions	635,576	2,019,809
Less shares redeemed	(25,686,043)	(6,922,363)
Net increase (decrease) in shares outstanding	(22,995,199)	1,579,118

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2010 were $328,139,487 and $1,008,353,705, respectively.

9.  Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

22

Wanger International 2010 Annual Report

Notes to Financial Statements, continued

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

*****

CWAM, Columbia Acorn Trust (another mutual fund family advised by CWAM), and the trustees of Columbia Acorn Trust (collectively, the "Columbia defendants") were named as defendants in class and derivative complaints that were consolidated in a Multi-District Action (the MDL Action) in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the Independent Trustees of the Trust have been dismissed. Columbia Acorn and CWAM are also defendants in a state court class action lawsuit that alleges, in summary, that the Trust and CWAM exposed shareholders of Columbia Acorn International to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value (NAV); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the Fair Valuation Lawsuit). The United States Court of Appeals for the Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law, resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the contingent deferred sales charge (CDSC) assessed upon redemption of Class B shares of the Columbia Acorn Funds (the CDSC Lawsuit). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case was transferred to the MDL Action in the federal district court of Maryland. On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia family of funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits.

On April 23, 2010, the parties of the MDL Action filed a motion seeking: (a) preliminary approval of the MDL settlements; (b) the conditional certification of the plaintiff class for purposes of settlement; (c) approval of the form and manner of giving notice to the plaintiff class of the proposed settlements; and (d) approval of the proposed schedule for various deadlines in connection with the final settlement hearing. The motion was presented to and approved by the court on May 7, 2010.

On October 21, 2010, the court held a final hearing regarding the MDL settlements and on October 25, 2010 issued a final judgment and related orders that: (a) approved the settlements as fair, reasonable and adequate, and in the best interests of members of both the plaintiff class and current shareholders of the Columbia funds, including the Columbia Acorn Funds; (b) dismissed with prejudice all complaints against the Columbia defendants; and (c) approved a plan of distribution for the amounts due to the plaintiff class as established in the settlements. The orders of settlement do not create any liability for the Columbia Acorn Funds.

CWAM believes that the lawsuits described in the four preceding paragraphs are not likely to materially affect its ability to provide investment management services to the Funds.

23

Wanger International 2010 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger International:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger International (a series of the Wanger Advisers Trust, hereinafter referred to as the "Fund") at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 15, 2011

24

Wanger International 2010 Annual Report

Federal Income Tax Information (Unaudited)

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended December 31, 2010, $20,568,155, or, if subsequently determined to be different, the net capital gain of such year.

Foreign taxes paid during the fiscal year ended December 31, 2010, of $1,964,069 are being passed through to shareholders. This represents $0.08 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $24,720,774 ($0.97 per share) for the fiscal year ended December 31, 2010.

29.18% of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2010, qualifies for the corporate dividends received deduction.

25

Wanger International 2010 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the four series of Wanger Advisors Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2010	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:

Laura M. Born, 45, Trustee	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director – Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007; prior thereto, associated with JP Morgan as an investment professional since 1991.	10	Columbia Acorn Trust

Michelle L. Collins, 50, Trustee	2008	President, Cambium LLC (financial advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	10	Columbia Acorn Trust; Bucyrus International, Inc. (mining equipment manufacturer); Molex, Inc. (electronics components manufacturer); CDW Corporation (electronics components manufacturer) (until October 2007).

Maureen M. Culhane, 62, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) — Strategic Relationship Management, Goldman Sachs & Co., 1999-2005.	10	Columbia Acorn Trust

Margaret M. Eisen, 57, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	10	Columbia Acorn Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) (until June 2009).

John C. Heaton, 51, Trustee	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business; financial consultant.		Columbia Acorn Trust

Steven N. Kaplan, 51, Trustee and Vice Chairman of the Board	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business.	10	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

26

Wanger International 2010 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2010	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust: (continued)

David C. Kleinman, 75, Trustee (1)	1972	Adjunct Professor of Strategic Management, University of Chicago Booth School of Business; business consultant.	10	Columbia Acorn Trust; Sonic Foundry, Inc. (rich media systems and software).

Allan B. Muchin, 74, Trustee	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Columbia Acorn Trust

David B. Small, 54, Trustee	2010	Managing Director, Chairman of Investment Committee, Grosvenor Capital Management, L.P. (investment adviser).	10	Columbia Acorn Trust

James A. Star, 49, Trustee and Chairman of the Board	2006	President, Longview Asset Management LLC (investment adviser) since 2003; associated with Longview or its predecessors and affiliates since 1994.	10	Columbia Acorn Trust

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid, 57, Trustee and President (2)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors as an investment professional since 1978.	10	Columbia Acorn Trust

David J. Rudis, 57, Trustee (3)	2010	National Checking and Debit Executive, and Illinois President, Bank of America, 2007 to 2009; President, Consumer Banking Group, LaSalle National Bank, 2004 to 2007.	10	Columbia Acorn Trust

Trustee Emeritus

Ralph Wanger, 76, Trustee Emeritus (4)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003 – September 2005.	10	Columbia Acorn Trust

Officers of Wanger Advisors Trust:

Ben Andrews, 44, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	10	None

Michael G. Clarke, 41, Assistant Treasurer	2004	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Family of Funds and affiliated funds since 2002.	10	None

Joseph F. DiMaria, 43, Assistant Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.	10	None

P. Zachary Egan, 42, Vice President	2003	Director of International Research, CWAM or its predecessors, since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and analyst, CWAM or its predecessors, since 1999.	10	None

John Kunka, 40, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM or its predecessors, since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment advisor), September 2005 – May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None

27

Wanger International 2010 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2010	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Officers of Columbia Acorn Trust: (continued)

Joseph C. LaPalm, 41, Vice President	2006	Chief Compliance Officer, CWAM since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	10	None

Bruce H. Lauer, 53, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors, since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust, since 1995; Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.	10	None

Louis J. Mendes III, 46, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors, since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	10	None

Robert A. Mohn, 49, Vice President	1997	Director of Domestic Research, CWAM or its predecessors, since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and analyst, CWAM or its predecessors, since August 1992.	10	None

Christopher J. Olson, 46, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2001.	10	None

Scott R. Plummer, 51, Assistant Secretary	2010	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010, and Vice President — Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. from 2006 to 2010; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Family of Funds since May 2010.	10	None

Christopher O. Petersen, 41, Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.	10	None

Robert P. Scales, 58, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	10	None

Linda Roth-Wiszowaty, 41, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	10	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officers of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. Kleinman retired at the end of calendar year 2010.

(2)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(3)  Mr. Rudis commenced service as a Trustee on January 1, 2011. Mr. Rudis is an "interested person" of Wanger Advisors Trust, as defined in the New York Attorney General's Assurance of Discontinuance ("Order") entered into in February 2005 by Columbia Management Advisors, LLC (an indirect subsidiary of Bank of America Corporate ("BOA")) and Columbia Management Distributors, Inc. (an indirect subsidiary of BOA), because of his former employment as a BOA executive.

(4)  As permitted under the Wanger Advisors Trust's By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

28

Wanger International 2010 Annual Report

Columbia Wanger Funds

Transfer Agent,
Dividend Disbursing Agent*

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor*

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Adviser

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Funds

Perkins Coie, LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

*  As of May 1, 2010

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiafunds.com approximately 30 days after each month-end.

29

Columbia Wanger Funds

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1456 A (2/11) 113565

Wanger Select

2010 Annual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger Select

  2010 Annual Report

1	Understanding Your Expenses

2	The Keys to Prosperity

4	Performance Review

6	Statement of Investments

11	Statement of Assets and Liabilities

11	Statement of Operations

12	Statement of Changes in Net Assets

13	Financial Highlights

14	Notes to Financial Statements

18	Report of Independent Registered Public Accounting Firm

19	Federal Income Tax Information

20	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of December 31, 2010, CWAM managed $33.9 billion in assets, and is the investment adviser to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial adviser or insurance company or contact 1-888-4-WANGER. Read the prospectus carefully before investing.

An important note: Columbia Wanger Funds are sold only to certain life insurance companies in connection with certain variable annuity contracts, variable life insurance policies and eligible qualified retirement plans.

The views expressed in "The Keys to Prosperity" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger Select 2010 Annual Report

Understanding Your Expenses

As a Fund shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity product. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2010 – December 31, 2010

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger Select	1,000.00	1,000.00	1,325.60	1,020.52	5.45	4.74	0.93

*Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

1

Wanger Select 2010 Annual Report

The Keys to Prosperity

In 1651, Thomas Hobbes described human life as "poor, nasty, brutish and short." Today, 360 years later, humanity has achieved record levels of prosperity, safety and longevity. The United Nations estimates that poverty was reduced more in the last 50 years than the previous 500.1 In the developing world, life expectancy rose from 44 years to 64 years from 1950 to 1999, while in the developed world, life expectancy rose from 66 years to 78 years.2

Hobbes's perspective was accurate for his time. There was very little growth in worldwide per capita GDP until about 1820; income in Europe had dropped for centuries following the decline and collapse of the Roman Empire.3 England and much of Europe were caught in a Malthusian trap, with population gyrating up and down largely due to plagues, famines and wars. But sometime around 1820, economic growth accelerated, and per capita GDP growth has averaged over 2% yearly since then, compounding into excellent gains in living standards.4 Why?

Four Conditions for Growth

William Bernstein's The Birth of Plenty, How Prosperity in the Modern World was Created is a fascinating history of worldwide economic circumstances. He discusses reasons for the successes and failures of many empires and countries. Bernstein believes that four institutional conditions are necessary for sustained growth: property rights and civil liberties, scientific rationalism, efficient capital markets, and fast and cheap transportation and communications. He notes that these four factors existed temporarily in sixteenth century Holland, then firmly in the English speaking countries, and in the last 50 years, increasingly over much of the world.5

Physical and intellectual property rights plus civil liberties create incentives and intellectual freedom to work hard, innovate and create wealth. In empires, totalitarian states and feudalistic societies, incentives to produce beyond immediate needs are nil, because governments or lords tend to impose confiscatory taxes and arbitrarily seize property. Bernstein believes that Rome fell, in part, due to excessive taxation on farmers. He also thinks that an independent judiciary is necessary to enforce property rights and civil liberties.

Scientific rationalism is needed for technological progress and innovation. Throughout history, various regimes run by church and state ossified due to the rejection of scientific observations in favor of dogma or preconceived beliefs. During medieval times, for example, astronomers who concluded the earth revolved around the sun were tortured. Bernstein cites the trial of Galileo as a turning point toward scientific rationalism. Early inventors then tended to be tinkerers rather than scientists, but science became increasingly important. For example, by the nineteenth century the steel industry had initiated the use of modern science laboratories staffed by full-time researchers.6

Efficient capital markets enable entrepreneurs and enterprises to raise capital at reasonable costs. I remember Jesse Jackson citing a lack of capital as a cause for inner city poverty: "Capitalism without capital is just plain ism."7 Bernstein notes that entrepreneurs once had huge downside risk from failures, namely debtors prisons in recent centuries and enslavement by creditors in ancient times. The creation of limited liability corporations during the nineteenth century in Britain and the United States was a breakthrough in reducing downside risks for capitalists.

Fast and cheap transportation and communication are also needed for prosperity. Bernstein explains that before railroads and the telegraph, transportation and communication were horribly expensive and slow. Rarely could bulk goods be transported over land more than 20 miles a day, and theft was rampant. Local crop failures often caused starvation. Mass markets did not exist. The reach of rail and telegraph grew incredibly rapidly during their first decades, spurring economic growth.

Bernstein provides plenty of case studies of regimes and countries that stagnated or failed due to the lack of one or more conditions, ranging from ancient societies and Japan under the samurai to Communist countries of the twentieth century. He states, "Institutions, not the bounty of nature or freedom from imperialist domination, separate the winners from the losers in the global economy."8

Trade Drives Prosperity

Matt Ridley's The Rational Optimist, How Prosperity Evolves adds substantial perspective to Bernstein's work and provides comforting thoughts about the future. Though Ridley does not mention Bernstein by name, it is clear that he agrees with Bernstein's basic contentions. Ridley sees property rights as the primary key to prosperity. He quotes a study by MIT economist Daron Acemoglu, which compared measures of property rights to economic growth across countries and determined that three-quarters of the variation of economic growth is explained by property rights.9 Ridley adds, "In a sample of 127 countries, the sixty-three with higher economic freedom had more than four times the income per capita and twice the growth rate of the countries that did not."10

Ridley's emphasis is on trade, which he believes allows increasing specialization, expertise, productivity and innovation. Humans seem to be hard-wired for trade. Archaeological evidence indicates that some 100,000 years ago humans began to barter.11 People traded things and also absorbed ideas. Human intelligence became collective and cumulative. Ridley states that, more recently, the history of the modern world is a history of ideas meeting, mixing, mating and mutating.12 Innovation results from an exchange of ideas. I think of the iPhone. Steve Jobs utilizes technologies and resources developed over centuries and components originated in many countries to make an incredibly innovative and useful device.

Ridley notes that societies that halted trade regressed. After ocean levels rose 10,000 years ago and cut off Tasmania from Australia, people there gradually lost the ability to fish and make tools out of bones. European mariners discovered

2

Wanger Select 2010 Annual Report

Tasmanians wearing nothing but wallaby pelts and seal-fat grease.13 As another example of a closed-off society, Ridley writes, "China went from a state of economic and technological exuberance in around AD 1000 to one of dense population, agrarian backwardness and desperate poverty in 1950;" per capita income there was about flat in those 950 years.14

Ridley takes a libertarian view, highly skeptical of government. He states, "...governments generally tend to be good things at first and bad things the longer they last. First they improve society's ability to flourish by providing central services and removing impediments to trade and specialization... But...governments gradually employ more and more ambitious elites who... give themselves more and more rules to enforce, until they kill the goose that lays the golden eggs. ... Because it is a monopoly, government brings inefficiency and stagnation to most things it runs..."15

Ridley asserts that African governments have largely caused economic problems in Africa. He writes that famines in Darfur and Zimbabwe were the result of government policies. Setting up a company in Tanzania takes 379 days and $5,500, a huge sum there. Botswana has done substantially better, growing per capita GDP nearly 8% annually since its independence in 1966. That growth exceeded China's, and is largely due to secure property rights, Ridley says. Ridley is optimistic for much of Africa, however. Cell phones are spreading rapidly, providing both communication and micro-finance (two of Bernstein's conditions for prosperity). Ridley cites wonderful examples of products and labor reaching optimal markets and payments being made over cell phones.16

Ridley has comforting thoughts about the future, debunking naysayers. He notes that (oddly enough) over time humans have temporarily exhausted or driven to extinction renewable resources like forests and certain animal species, while non-renewable resources have lasted much longer than many expected. In 1865, an economist said Britain's coal was running out, and as early as 1914 the U.S. Bureau of Mines wrote that American oil reserves would last 10 years.17

Ridley believes supplies of oil, coal and gas "will last decades, perhaps centuries, and people will find alternatives long before they run out."18 He states that prices of conventional fuels need to rise and prices of alternatives need to fall, and both will occur as conventional supplies run down and efficiencies of alternatives rise. Ridley notes that wind, solar and biomass alternatives envelop enormous quantities of land. He denounces organic farming, noting that if farm yields fell back to 1961 levels, 82% of the land area of the earth would be needed for farming, up from 38%. "The Dark Ages were a massive experiment in back-to-the-land hippy lifestyle (without the trust fund)," he says.19

Ridley largely dismisses climate change fears. The scenario that calls for significant climate change by the year 2100 is a scenario of dramatic economic growth. He believes the world, and especially developing countries, will be much, much richer and better able to adapt to and mitigate climate change. In the meantime, carbon intensity20 of the worldwide economy is rapidly dropping, as wood, dung and coal become relatively less important and natural gas and nuclear power gain share, in an environment of substantially more efficient lighting, heating, transportation and manufacturing.

While some of Ridley's arguments seem a bit over the top, I think they generally appear coherent and largely believable. As to the climate change issue, I advocate taking reasonable steps to mitigate global warming. Most of my family's road miles are in a hybrid vehicle and both my home and Columbia Wanger Asset Management have adopted compact florescent lighting. Several years ago we calculated that replacing over 100 incandescent bulbs at the office saved enough electricity to power three average-sized homes.

I agree that prosperity is driven by the factors named by Bernstein and Ridley and, though there are imbalances in world economics, I think things will be okay. The Great Recession has ended, growth has resumed and the keys to prosperity remain in place. Many parts of the developing world are booming and we have invested accordingly.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, L.P.

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

The information included on Pages 2 and 3 of this report is unaudited.

1  Ridley, Matt, The Rational Optimist, How Prosperity Evolves, (New York, New York, HarperCollins 2010), p. 15.

2  Bernstein, William J., The Birth of Plenty, How the Prosperity of the Modern World was Created, (New York, New York, McGraw-Hill 2004), p. 10.

3  Ibid, p. 3.

4  Ibid, p. 12, 23.

5  Ibid, p. 15-17.

6  Ibid, p. 123.

7  Rev. Jesse Jackson quoted in an article that appeared in Ebony magazine, August 1967, titled "Apostles of Economics," p. 84.

8  Bernstein, William J., op. cit, p. 293.

9  Ridley, Matt, op. cit, p. 321.

10  Ibid, p. 117.

11  Ibid, p. 350.

12  Ibid, p. 272.

13  Ibid, p. 78.

14  Ibid, p. 180.

15  Ibid, p. 182.

16  Ibid, p. 320-326.

17  Ibid, p. 237.

18  Ibid, p. 238.

19  Ibid, p. 144, 175.

20  Carbon intensity is defined as the amount of CO2 produced divided by worldwide GDP.

3

Wanger Select 2010 Annual Report

Performance Review Wanger Select

Ben Andrews
Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

Wanger Select gained 26.57% for the 2010 annual period, performing in line with the 26.64% gain of its primary benchmark, the S&P MidCap 400 Index. The Fund, and small- and mid-cap stocks in general, handily beat the large-cap S&P 500 Index's 15.06% annual return.

Our investments in the oil industry helped the portfolio greatly, not so much because the price of oil went up 15% a barrel in 2010, but because the oil companies we owned were successful at finding oil, which was our thesis for making the investments. Over the past three years, we've focused on Colombia and the area known as Kurdistan in northern Iraq. Fund investments in Colombia have been a multi-year success for the portfolio, with Pacific Rubiales Energy, an oil exploration and development company, and Canacol Energy, an oil production company, together adding 12.86% to performance in 2010. The improved security provided by government forces has allowed small petroleum companies in Colombia to look more broadly for oil for the first time in more than 20 years. The fall of Saddam Hussein in Iraq allowed the Kurds to open up their semi-autonomous region within Iraq to outside investment. ShaMaran Petroleum, a company that cobbled together several exploration blocks in Kurdistan, found oil this year and its stock added 1.83% to our portfolio for the year.

On the downside, Fund investments in for-profit, post-secondary education companies ITT Educational Services and Career Education hurt returns. We've been investors in for-profit education stocks for a long time. We are believers in this industry as its student placement rates, and the career earnings of its graduates, have always been consistent and strong. We believe that many of these schools will continue to provide the same benefits for their students and make a solid profit, even if proposed "gainful employment standards" are implemented by the U.S. Department of Education. We did decrease the Fund's exposure to this sector upon realizing the negative impact that this proposed legislation could have. We intend to watch the for-profit education industry to see whether solid student and earnings growth return under the new standards and to evaluate the Fund's investments in the industry.

Canadian Solar, a solar cell and module manufacturer based in China, cost the portfolio 2.02% for the year. Solar panel pricing has been erratic as the industry is often in over supply or under supply due to its reliance on government subsidies. We invested in one of the low-cost producers of solar panels, believing that the industry is close to standing on its own two feet without big subsidies, which should fuel growth. While Canadian Solar is becoming one of the main players in the solar industry, the sector needs to improve for its stock to benefit.

During the annual period we made our first investments in the precious metals and farmland industries. We purchased Kirkland Lake Gold, a Canadian gold mining company that is expanding existing operations to increase production, and Union Agriculture Group, a farmland operator in Uruguay.

I'm relieved that the expiring income tax cuts were extended for another two years and I believe that the 2% cut in payroll taxes is another positive. My hope is that consumers continue to repair their balance sheets and the government starts to cut spending! Overall, I'm optimistic as a slow economic recovery is evident, but stock market valuations are not cheap, so caution is in order.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. The Fund is a non-diversified fund and may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly. The Fund may not operate as a non-diversified fund at all times. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund's Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/10

Pacific Rubiales Energy	6.8%
Canacol Energy	4.7
ITT Educational Services	2.8
ShaMaran Petroleum	2.1
Canadian Solar	1.7
Career Education	1.7
Union Agriculture Group	0.9
Kirkland Lake Gold	0.7

4

Wanger Select 2010 Annual Report

Growth of a $10,000 Investment in Wanger Select
February 1, 1999 (inception date) through December 31, 2010

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger Select on February 1, 1999 (the date the Fund began operations) through December 31, 2010, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/10

1. Pacific Rubiales Energy (Colombia) Oil Production & Exploration in Colombia	6.8%
2. Hertz Largest U.S. Rental Car Operator	5.5
3. Canacol Energy (Colombia) Oil Producer in South America	4.7
4. Discover Financial Services Credit Card Company	4.2
5. Abercrombie & Fitch Teen Apparel Retailer	4.0
6. Safeway Supermarkets	3.7
7. Sanmina-SCI Electronic Manufacturing Services	3.5
8. CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	3.4
9. Ametek Aerospace/Industrial Instruments	3.2
10. Crown Castle International Communications Towers	3.0

Top 5 Industries

As a percentage of net assets, as of 12/31/10

Consumer Goods & Services	25.9%
Energy & Minerals	23.5
Information	19.9
Industrial Goods & Services	12.8
Finance	10.9

Results as of December 31, 2010

	4th quarter	1 year	5 years	10 years
Wanger Select	15.27%	26.57%	7.01%	9.31%
S&P MidCap 400 Index*	13.50	26.64	5.74	7.16
S&P 500 Index	10.76	15.06	2.29	1.41
Lipper Mid-Cap Growth Funds Variable Underlying Index	13.77	27.62	5.70	2.00

NAV as of 12/31/10: $28.99

* The Fund's primary benchmark.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder may pay on Fund distributions or the sale of Fund shares.

The S&P MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies. The S&P 500 tracks the performance of 500 widely-held large capitalization U.S. stocks. Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 is presented to show performance against a widely recognized market index over the life of the Fund. The Lipper Mid-Cap Growth Funds Variable Underlying Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Mid-Cap Growth Funds Variable Underlying Classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

5

Wanger Select 2010 Annual Report

Wanger Select

Statement of Investments December 31, 2010

Number of Shares		Value
	Equities – 97.7%
	Consumer Goods & Services – 25.9%
	Retail – 9.4%
242,000	Abercrombie & Fitch Teen Apparel Retailer	$13,946,460
575,000	Safeway Supermarkets	12,931,750
53,550	lululemon athletica (a)(b) Premium Active Apparel Retailer	3,663,891
512,000	Wet Seal (a) Specialty Apparel Retailer	1,894,400
		32,436,501
	Travel – 6.0%
1,308,500	Hertz (a) Largest U.S. Rental Car Operator	18,960,165
73,900	Expedia Online Travel Services Company	1,854,151
		20,814,316
	Educational Services – 4.5%
151,500	ITT Educational Services (a) Post-secondary Degree Services	9,649,035
287,000	Career Education (a) Post-secondary Education	5,949,510
		15,598,545
	Apparel – 2.8%
172,000	Coach Designer & Retailer of Branded Leather Accessories	9,513,320
	Casinos & Gaming – 1.5%
50,663,000	RexLot Holdings (China) Lottery Equipment Supplier in China	5,344,749
	Leisure Products – 0.7%
75,200	Thor Industries RV & Bus Manufacturer	2,553,792
	Other Consumer Services – 0.5%
347,950	IFM Investments (Century 21 China RE) – ADR (China) (a) Provides Real Estate Services in China	1,739,750

Number of Shares		Value
	Food & Beverage – 0.5%
146,000	GLG Life Tech (Canada) (a) Produce an All-natural Sweetener Extracted from the Stevia Plant	$1,568,040
	Total Consumer Goods & Services	89,569,013
	Energy & Minerals – 23.5%
	Oil & Gas Producers – 17.6%
696,000	Pacific Rubiales Energy (Colombia) Oil Production & Exploration in Colombia	23,624,661
10,210,000	Canacol Energy (Columbia) (a) Oil Producer in South America	16,121,593
5,436,900	ShaMaran Petroleum (Iraq) (a) Oil Exploration in Kurdistan	7,436,573
5,714,000	Petrodorado (Colombia) (a)(c)	3,998,593
5,714,000	Petrodorado – Warrants (Colombia) (a)(c) Oil & Gas Exploration & Production in Colombia, Peru & Paraguay	2,413,638
176,800	Houston American Energy (b) Oil & Gas Exploration & Production in Colombia	3,198,312
2,520,000	Canadian Overseas Petroleum – Subscription Receipts (United Kingdom) (a)(c)	2,111,194
1,080,000	Canadian Overseas Petroleum (United Kingdom) (a)(c)	777,061
540,000	Canadian Overseas Petroleum – Warrants (United Kingdom) (a)(c) Oil & Gas Exploration & Production in the North Sea	127,736
1,875,000	Petromanas (Canada) (a)(c)	729,973
700,000	Petromanas (Canada) (a)	278,085
937,500	Petromanas – Warrants (Canada) (a)(c) Exploring for Oil in Albania	110,882
		60,928,301
	Alternative Energy – 2.1%
483,600	Canadian Solar (China) (a)(b) Solar Cell & Module Manufacturer	5,991,804
681,000	Synthesis Energy Systems (China) (a) Owner/Operator of Gasification Plants	796,770
211,000	Real Goods Solar (a) Residential Solar Energy Installer	527,500
		7,316,074

See accompanying notes to financial statements.
6

Wanger Select 2010 Annual Report

Wanger Select

Statement of Investments December 31, 2010

Number of Shares		Value
	Agricultural Commodities – 1.9%
5,000,000	Eacom Timber (Canada) (a)(c)	$3,203,258
162,000	Eacom Timber (Canada) (a) Canadian Lumber Producer	105,904
1,363,636	Union Agriculture Group (Argentina) (a)(c) Farmland Operator in Uruguay	2,999,999
		6,309,161
	Oil Services – 1.2%
3,004,800	Tuscany International Drilling (Colombia) (a)(c)	4,146,219
500,000	Tuscany International Drilling – Warrants (Colombia) (a)(c) South America-based Drilling Rig Contractor	64,065
		4,210,284
	Mining – 0.7%
152,000	Kirkland Lake Gold (Canada) (a) Gold Mining	2,441,356
	Total Energy & Minerals	81,205,176
	Information – 19.9%
	Mobile Communications – 6.9%
234,000	Crown Castle International (a) Communications Towers	10,256,220
136,000	American Tower (a) Communications Towers	7,023,040
2,268,900	Globalstar (a) Satellite Mobile Voice & Data Carrier	3,289,905
76,000	SBA Communications (a) Communications Towers	3,111,440
		23,680,605
	Contract Manufacturing – 3.5%
1,060,833	Sanmina-SCI (a) Electronic Manufacturing Services	12,178,363
	Computer Services – 2.1%
635,000	WNS – ADR (India) (a) Offshore BPO (Business Process Outsourcing) Services	7,346,950
	Business Software – 1.8%
1,025,000	Novell (a) Directory, Operating System & Identity Management Software	6,068,000

Number of Shares		Value
	Computer Hardware & Related Equipment – 1.7%
113,000	Amphenol Electronic Connectors	$5,964,140
	Business Information & Marketing Services – 0.9%
346,000	Navigant Consulting (a) Financial Consulting Firm	3,183,200
	Instrumentation – 0.8%
18,500	Mettler Toledo (a) Laboratory Equipment	2,797,385
	Internet Related – 0.8%
77,100	Mail.ru – GDR (Russia) (a)(c) Internet Social Networking & Games for Russian Speakers	2,775,600
	Advertising – 0.8%
555,000	VisionChina Media – ADR (China) (a)(b) Advertising on Digital Screens in China's Mass Transit System	2,575,200
	Financial Processors – 0.6%
118,800	CardTronics (a) Operates the World's Largest Network of ATMs	2,102,760
	Total Information	68,672,203
	Industrial Goods & Services – 12.8%
	Machinery – 4.5%
282,000	Ametek Aerospace/Industrial Instruments	11,068,500
60,000	Pall Filtration & Fluids Clarification	2,974,800
16,000	Neopost (France) Postage Meter Machines	1,394,028
		15,437,328
	Waste Management – 2.4%
227,000	Waste Management	8,369,490
	U.S. Garbage Collection & Disposal
	Industrial Materials & Specialty Chemicals – 2.0%
151,000	Nalco Holding Company Provider of Water Treatment & Process Chemicals & Services	4,822,940

See accompanying notes to financial statements.
7

Wanger Select 2010 Annual Report

Wanger Select

Statement of Investments December 31, 2010

Number of Shares		Value
	Industrial Materials & Specialty Chemicals – 2.0% (cont)
272,600	ChemSpec International – ADR (China) Specialty Chemicals with Focus on Fluorinated Chemical Manufacturing	$2,039,048
		6,861,988
	Other Industrial Services – 1.8%
113,500	Expeditors International of Washington International Freight Forwarder	6,197,100
	Industrial Distribution – 1.3%
33,500	WW Grainger Industrial Distribution	4,626,685
	Outsourcing Services – 0.8%
140,500	Quanta Services (a) Electrical & Telecom Construction Services	2,798,760
	Total Industrial Goods & Services	44,291,351
	Finance – 10.9%
	Credit Cards 4.2%
778,200	Discover Financial Services Credit Card Company	14,420,046
	Insurance – 3.4%
1,751,000	CNO Financial Group (a) Life, Long-term Care & Medical Supplement Insurance	11,871,780
	Brokerage & Money Management – 3.3%
907,000	MF Global (a) Futures Broker	7,582,520
166,000	SEI Investments Mutual Fund Administration & Investment Management	3,949,140
		11,531,660
	Total Finance	37,823,486
	Other Industries – 3.9%
	Transportation – 2.3%
197,000	JB Hunt Transport Services Truck & Intermodal Carrier	8,039,570
	Real Estate – 1.0%
181,500	BioMed Realty Trust Life Science-focused Office Buildings	3,384,975

Number of Shares or Principal Amount		Value
	Regulated Utilities – 0.6%
38,000	Wisconsin Energy Wisconsin Utility	$2,236,680
	Total Other Industries	13,661,225
	Health Care – 0.8%
	Biotechnology & Drug Delivery – 0.5%
220,000	NPS Pharmaceuticals (a) Orphan Drugs & Healthy Royalties	1,738,000
	Pharmaceuticals – 0.3%
148,300	Akorn (a) Develops, Manufactures & Sells Specialty Generic Drugs	900,181
	Total Health Care	2,638,181
Total Equities (Cost: $235,691,540) – 97.7%		337,860,635
Securities Lending Collateral – 0.2%
878,607	Dreyfus Government Cash Management Fund (d) (7 day yield of 0.01%)	878,607
Total Securities Lending Collateral (Cost: $878,607)		878,607
Short-Term Obligation – 1.8%
	Repurchase Agreement – 1.8%
$6,226,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/10, due 1/03/11 at 0.16%, collateralized by a U.S. Government Agency obligation maturing 4/28/14, market value $6,352,931 (repurchase proceeds $6,226,083)	6,226,000
Total Short-Term Obligation (Amortized Cost: $6,226,000)		6,226,000
Total Investments (Cost: $242,796,147) – 99.7% (e)(f)		344,965,242
Obligation to Return Collateral for Securities Loaned – (0.2)%		(878,607)
Cash and Other Assets Less Liabilities – 0.5%		1,872,894
Total Net Assets – 100.0%		$345,959,529

See accompanying notes to financial statements.
8

Wanger Select 2010 Annual Report

Wanger Select

Statement of Investments December 31, 2010

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2010. The total market value of Fund securities on loan at December 31, 2010 was $850,627.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2010, the market value of these securities amounted to $23,458,218 which represented 6.78% of total net assets.

Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Tuscany International Drilling	2/12/10- 3/23/10	3,004,800	$3,442,850	$4,146,219
Petrodorado	11/20/09	5,714,000	1,202,115	3,998,593
Eacom Timber	3/17/10	5,000,000	2,475,248	3,203,258
Union Agriculture Group	12/08/10	1,363,636	2,999,999	2,999,999
Mail.ru – GDR	11/05/10- 12/31/10	77,100	2,704,855	2,775,600
Petrodorado – Warrants	11/20/09	5,714,000	706,004	2,413,638
Canadian Overseas Petroleum – Subscription Receipts	11/24/10	2,520,000	1,235,052	2,111,194
Canadian Overseas Petroleum	11/24/10	1,080,000	478,156	777,061
Petromanas	5/20/10	1,875,000	651,600	729,973
Canadian Overseas Petroleum – Warrants	11/24/10	540,000	51,152	127,736
Petromanas – Warrants	5/20/10	937,500	54,282	110,882
Tuscany International Drilling – Warrants	2/12/10	500,000	61,950	64,065
			$16,063,263	$23,458,218

(d)  Investment made with cash collateral received from securities lending activity.

(e)  On December 31, 2010, the market value of foreign securities represents 21.5% of total net assets. The Fund's foreign portfolio was diversified as follows:

Currency	Value	Cost	Percentage of Net Assets
Canadian Dollar	$67,690,791	$22,206,730	19.6
Hong Kong Dollar	5,344,749	3,210,487	1.5
Euro	1,394,028	1,334,807	0.4
	$74,429,568	$26,752,024	21.5

(f)  At December 31, 2010, for federal income tax purposes cost of investments was $256,130,578 and net unrealized appreciation was $88,834,664 consisting of gross unrealized appreciation of $115,373,454 and gross unrealized depreciation of $26,538,790.

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Transactions in this affiliated company during the year ended December 31, 2010 are as follows:

Affiliate	Balance of Shares Held 12/31/2009	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/10	Value	Dividend
Canacol Energy*	16,460,000	—	6,250,000	10,210,000	$16,121,593	$—

*  At December 31, 2010, the Fund owned less than five percent of the company's outstanding voting shares.

ADR = American Depositary Receipts.

GDR = Global Depositary Receipts.

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Investment Type	Other Quoted Prices (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Consumer Goods & Services	$84,224,264	$5,344,749	$—	$89,569,013
Energy & Minerals	60,522,558	17,682,619	2,999,999	81,205,176
Information	68,672,203	—	—	68,672,203
Industrial Goods & Services	42,897,323	1,394,028	—	44,291,351
Finance	37,823,486	—	—	37,823,486
Other Industries	13,661,225	—	—	13,661,225
Health Care	2,638,181	—	—	2,638,181
Total Equities	310,439,240	24,421,396	2,999,999	337,860,635
Total Securities Lending Collateral	878,607	—	—	878,607
Total Short-Term Obligation	—	6,226,000	—	6,226,000
Total Investments	$311,317,847	$30,647,396	$2,999,999	$344,965,242

The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes.

See accompanying notes to financial statements.
9

Wanger Select 2010 Annual Report

Wanger Select

Statement of Investments December 31, 2010

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities acquired via private placement but are not yet trading are valued using a market approach for which management has determined that the original transaction price is the best representation of fair value. The original cost may be adjusted for the market movement in an index, ETF or similar security during the period it does not trade.

There were no significant transfers of financial assets between levels 1 and 2 during the period.

The following table reconciles asset balances for the year ending December 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Equities Energy & Minerals	$—	$—	$—	$2,999,999	$—	$—	$—	$2,999,999
Consumer Goods & Services	23,515	(2,424,408)	2,400,893	—	—	—	—	—
	$23,515	$(2,424,408)	$2,400,893	$2,999,999	$—	$—	$—	$2,999,999

The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized appreciation attributed to securities owned at December 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $2,400,893. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

At December 31, 2010, the Fund held investments in the following sectors:

Sector	Percentage of Net Assets
Consumer Goods & Services	25.9
Energy & Minerals	23.5
Information	19.9
Industrial Goods & Services	12.8
Finance	10.9
Other Industries	3.9
Health Care	0.8
97.7
Securities Lending Collateral	0.2
Short-Term Obligation	1.8
Obligation to Return Collateral for Securities Loaned	(0.2)
Cash and Other Assets less Liabilities	0.5
100.0

See accompanying notes to financial statements.
10

Wanger Select 2010 Annual Report

Statement of Assets and Liabilities
December 31, 2010

Assets:
Investments, at cost	$242,796,147
Investments, at value (including securities on loan of $850,627)	$344,965,242
Cash	183,858
Foreign currency (cost of $21,758)	21,738
Receivable for:
Investments sold	4,013,316
Fund shares sold	14,722
Securities lending income	1,180
Dividends	185,705
Interest	28
Other assets	4,098
Total Assets	349,389,887
Liabilities:
Collateral on securities loaned	878,607
Payable for:
Investments purchased	1,070,777
Fund shares repurchased	1,151,186
Investment advisory fee	229,793
Administration fee	14,362
Transfer agent fee	19
Trustees' fees	6
Professional fees	16,686
Custody fee	8,700
Chief compliance officer expenses	870
Trustees' deferred compensation plan	26,324
Other liabilities	33,028
Total Liabilities	3,430,358
Net Assets	$345,959,529
Composition of Net Assets:
Paid-in capital	$274,061,585
Accumulated net investment loss	(2,901,264)
Accumulated net realized loss	(27,370,141)
Net unrealized appreciation on:
Investments	102,169,095
Foreign currency translations	254
Net Assets	$345,959,529
Fund Shares Outstanding	11,934,749
Net asset value, offering price and redemption price per share	$28.99

Statement of Operations
For the Year Ended December 31, 2010

Investment Income:
Dividends (net foreign taxes withheld of $15,156)	$1,547,916
Interest income	16,178
Securities lending income, net	3,886
Total Investment Income	1,567,980
Expenses:
Investment advisory fee	2,308,082
Administration fee	144,255
Transfer agent fee	260
Trustees' fees	24,054
Custody fee	51,693
Chief compliance officer expenses (See Note 4)	9,508
Other expenses (See Note 5)	133,107
Total Expenses	2,670,959
Custody earnings credit	(127)
Net Expenses	2,670,832
Net Investment Loss	(1,102,852)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain on:
Unaffiliated investments	6,624,963
Affiliated investments	5,633,250
Foreign currency transactions	81,501
Net realized gain	12,339,714
Net change in unrealized appreciation on:
Unaffiliated investments	58,926,777
Affiliated investments (See Note 4)	813,341
Foreign currency translations	254
Net change in unrealized appreciation	59,740,372
Net Gain	72,080,086
Net Increase in Net Assets from Operations	$70,977,234

See accompanying notes to financial statements.
11

Wanger Select 2010 Annual Report

Statement of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment loss	$(1,102,852)	$(872,018)
Net realized gain (loss) on:
Unaffiliated investments	6,624,963	(14,804,246)
Affiliated investments (See Note 4)	5,633,250	—
Foreign currency transactions	81,501	(112,113)
Net change in unrealized appreciation on:
Unaffiliated investments	58,926,777	114,979,225
Affiliated investments (See Note 4)	813,341	5,328,903
Foreign currency translations	254	—
Net Increase in Net Assets from Operations	70,977,234	104,519,751
Distributions to Shareholders:
From net investment income	(1,632,499)	—
Share Transactions:
Subscriptions	40,253,904	34,296,345
Distributions reinvested	1,632,499	—
Redemptions	(35,639,991)	(25,035,845)
Net Increase from Fund Share Transactions	6,246,412	9,260,500
Total Increase in Net Assets	75,591,147	113,780,251
Net Assets:
Beginning of period	270,368,382	156,588,131
End of period	$345,959,529	$270,368,382
Accumulated net investment loss at end of period	$(2,901,264)	$(775,601)

See accompanying notes to financial statements.
12

Wanger Select 2010 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$23.05	$13.87	$28.08	$26.15	$22.66
Income from Investment Operations:
Net investment loss (a)	(0.09)	(0.08)	(0.10)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	6.17	9.26	(13.38)	2.47	4.38
Total from Investment Operations	6.08	9.18	(13.48)	2.43	4.33
Less Distributions to Shareholders:
From net investment income	(0.14)	—	—	—	(0.09)
From net realized gains	—	—	(0.73)	(0.50)	(0.75)
Total Distributions to Shareholders	(0.14)	—	(0.73)	(0.50)	(0.84)
Net Asset Value, End of Period	$28.99	$23.05	$13.87	$28.08	$26.15
Total Return (b)	26.57%	66.19%	(49.06)%	9.39%	19.70%
Ratios to Average Net Assets/Supplemental Data:
Net expenses (c)	0.93%	0.95%	0.91%	0.90%	0.94%
Net investment loss (c)	(0.38)%	(0.44)%	(0.45)%	(0.15)%	(0.20)%
Portfolio turnover rate	30%	35%	36%	15%	21%
Net assets, end of period (000s)	$345,960	$270,368	$156,588	$316,380	$175,346

(a)  Net investment loss per share was based upon the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.
13

Wanger Select 2010 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger Select (the Fund), is a series of Wanger Advisors Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

Various inputs are used in determining the value of the Fund's investments; following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Additionally, securities fair valued by the Fund's valuation committee that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and borrower rebates. The Fund's adviser, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned in 2010 by the Fund is included in the Statement of Operations.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another

14

Wanger Select 2010 Annual Report

Notes to Financial Statements, continued

registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

Fund share valuation

Fund shares are sold and redeemed on a daily basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Foreign capital gains taxes

Gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from 10%-15%. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for foreign currency transactions and passive foreign investment company (PFIC) adjustments were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$609,688	$(609,688)	$—

Net investment loss and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	December 31, 2010	December 31, 2009
Distributions paid from:
Ordinary Income*	$1,632,499	$—

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$6,529,786	$—	$88,834,664

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and passive foreign investment company (PFIC) adjustments.

The following capital loss carryforwards, determined as of December 31, 2010, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2017	$23,440,437

Capital loss carryforwards that were utilized for the Fund during the year ended December 31, 2010 were $10,275,226.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is an indirect, wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

After the close of business on April 30, 2010, (the Closing), Ameriprise Financial acquired from Bank of America Corporation (BOA), a portion of the asset management business of Columbia Management Group, LLC, including 100% of CWAM. On May 27, 2010, the shareholders of the Fund approved a new investment advisory agreement with CWAM to provide advisory services to the Fund. There were no changes to the Fund's advisory fee rate under the new agreement.

15

Wanger Select 2010 Annual Report

Notes to Financial Statements, continued

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.80%
$500 million and over	0.78%

For the year ended December 31, 2010, the Fund's effective investment advisory fee rate was 0.80% of average daily net assets.

Through April 30, 2011, CWAM has contractually agreed to reimburse the Fund to the extent that ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, exceed an annual percentage of 1.35% of average daily net assets on an annualized basis. There was no reimbursement to the Fund for the year ended December 31, 2010.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates.

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2010, the Fund's effective administration fee rate was 0.05% of average daily net assets. Prior to the Closing, CWAM had delegated to Columbia Management Advisors, LLC (CMA) an indirect, wholly owned subsidiary of BOA, responsibility to provide certain sub-administrative services to the Fund. Following the Closing, Columbia Management, a wholly owned subsidiary of Ameriprise Financial, acquired the assets of CMA and subsequently changed its name to Columbia Management, and thereafter continued providing certain sub-administrative services to the Fund.

Prior to the Closing, Columbia Management Distributors, Inc., a wholly owned subsidiary of BOA, served as the Fund's distributor and principal underwriter. In connection with the Closing, RiverSource Fund Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (CMDI). There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Closing.

Prior to the Closing, Columbia Management Services, Inc., an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent. In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (CMIS). The transfer agent fee rates paid by the Fund did not change as a result of the change in transfer agent. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement for certain out-of-pocket expenses. The arrangement with BFDS has been continued by CMIS.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. On December 31, 2010, the Fund held five percent of more of the outstanding voting securities of one of more companies. Details of investments in those affiliated companies are presented in the Notes to the Statement of Investments on page 9.

During the year ended December 31, 2010, the Fund engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $2,730,583 and $1,411,822, respectively.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.15% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. No amounts were borrowed by the Fund under this facility during the year ended December 31, 2010. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2011.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year ended December 31, 2010	Year ended December 31, 2009
Shares sold	1,613,837	1,920,232
Shares issued in reinvestment of dividend distributions	74,306	—
Less shares redeemed	(1,485,474)	(1,481,433)
Net increase in shares outstanding	202,669	438,799

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2010 were $112,267,802 and $83,122,418, respectively.

8.  Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a

16

Wanger Select 2010 Annual Report

Notes to Financial Statements, continued

notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

*****

CWAM, Columbia Acorn Trust (another mutual fund family advised by CWAM), and the trustees of Columbia Acorn Trust (collectively, the "Columbia defendants") were named as defendants in class and derivative complaints that were consolidated in a Multi-District Action (the MDL Action) in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the Independent Trustees of the Trust have been dismissed. Columbia Acorn and CWAM are also defendants in a state court class action lawsuit that alleges, in summary, that the Trust and CWAM exposed shareholders of Columbia Acorn International to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value (NAV); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the Fair Valuation Lawsuit). The United States Court of Appeals for the Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law, resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the contingent deferred sales charge (CDSC) assessed upon redemption of Class B shares of the Columbia Acorn Funds (the CDSC Lawsuit). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case was transferred to the MDL Action in the federal district court of Maryland. On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia family of funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits.

On April 23, 2010, the parties of the MDL Action filed a motion seeking: (a) preliminary approval of the MDL settlements; (b) the conditional certification of the plaintiff class for purposes of settlement; (c) approval of the form and manner of giving notice to the plaintiff class of the proposed settlements; and (d) approval of the proposed schedule for various deadlines in connection with the final settlement hearing. The motion was presented to and approved by the court on May 7, 2010.

On October 21, 2010, the court held a final hearing regarding the MDL settlements and on October 25, 2010 issued a final judgment and related orders that: (a) approved the settlements as fair, reasonable and adequate, and in the best interests of members of both the plaintiff class and current shareholders of the Columbia funds, including the Columbia Acorn Funds; (b) dismissed with prejudice all complaints against the Columbia defendants; and (c) approved a plan of distribution for the amounts due to the plaintiff class as established in the settlements. The orders of settlement do not create any liability for the Columbia Acorn Funds.

CWAM believes that the lawsuits described in the four preceeding paragraphs are not likely to materially affect its ability to provide investment management services to the Funds.

17

Wanger Select 2010 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger Select:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger Select (a series of the Wanger Advisers Trust, hereinafter referred to as the "Fund") at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 15, 2011

18

Wanger Select 2010 Annual Report

Federal Income Tax Information (Unaudited)

58.26% of the ordinary income distributed by the Fund, for the year ended December 31, 2010, qualified for the corporate dividends received deduction.

19

Wanger Select 2010 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the four series of Wanger Advisors Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2010	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:

Laura M. Born, 45, Trustee	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director – Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007; prior thereto, associated with JP Morgan as an investment professional since 1991.	10	Columbia Acorn Trust

Michelle L. Collins, 50, Trustee	2008	President, Cambium LLC (financial advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	10	Columbia Acorn Trust; Bucyrus International, Inc. (mining equipment manufacturer); Molex, Inc. (electronics components manufacturer); CDW Corporation (electronics components manufacturer) (until October 2007).

Maureen M. Culhane, 62, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) — Strategic Relationship Management, Goldman Sachs & Co., 1999-2005.	10	Columbia Acorn Trust

Margaret M. Eisen, 57, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	10	Columbia Acorn Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) (until June 2009).

John C. Heaton, 51, Trustee	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business; financial consultant.		Columbia Acorn Trust

Steven N. Kaplan, 51, Trustee and Vice Chairman of the Board	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business.	10	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

20

Wanger Select 2010 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2010	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust: (continued)

David C. Kleinman, 75, Trustee(1)	1972	Adjunct Professor of Strategic Management, University of Chicago Booth School of Business; business consultant.	10	Columbia Acorn Trust; Sonic Foundry, Inc. (rich media systems and software).

Allan B. Muchin, 74, Trustee	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Columbia Acorn Trust

David B. Small, 54, Trustee	2010	Managing Director, Chairman of Investment Committee, Grosvenor Capital Management, L.P. (investment adviser).	10	Columbia Acorn Trust

James A. Star, 49, Trustee and Chairman of the Board	2006	President, Longview Asset Management LLC (investment adviser) since 2003; associated with Longview or its predecessors and affiliates since 1994.	10	Columbia Acorn Trust

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid, 57, Trustee and President (2)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors as an investment professional since 1978.	10	Columbia Acorn Trust

David J. Rudis, 57, Trustee (3)	2010	National Checking and Debit Executive, and Illinois President, Bank of America, 2007 to 2009; President, Consumer Banking Group, LaSalle National Bank, 2004 to 2007.	10	Columbia Acorn Trust

Trustee Emeritus

Ralph Wanger, 76, Trustee Emeritus (4)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003 – September 2005.	10	Columbia Acorn Trust

Officers of Wanger Advisors Trust:

Ben Andrews, 44, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	10	None

Michael G. Clarke, 41, Assistant Treasurer	2004	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Family of Funds and affiliated funds since 2002.	10	None

Joseph F. DiMaria, 43, Assistant Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.	10	None

P. Zachary Egan, 42, Vice President	2003	Director of International Research, CWAM or its predecessors, since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and analyst, CWAM or its predecessors, since 1999.	10	None

John Kunka, 40, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM or its predecessors, since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment advisor), September 2005 – May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None

21

Wanger Select 2010 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2010	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Officers of Columbia Acorn Trust: (continued)

Joseph C. LaPalm, 41, Vice President	2006	Chief Compliance Officer, CWAM since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	10	None

Bruce H. Lauer, 53, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors, since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust, since 1995; Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.	10	None

Louis J. Mendes III, 46, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors, since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	10	None

Robert A. Mohn, 49, Vice President	1997	Director of Domestic Research, CWAM or its predecessors, since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and analyst, CWAM or its predecessors, since August 1992.	10	None

Christopher J. Olson, 46, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2001.	10	None

Scott R. Plummer, 51, Assistant Secretary	2010	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010, and Vice President — Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. from 2006 to 2010; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Family of Funds since May 2010.	10	None

Christopher O. Petersen, 41, Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.	10	None

Robert P. Scales, 58, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	10	None

Linda Roth-Wiszowaty, 41, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	10	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officers of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. Kleinman retired at the end of calendar year 2010.

(2)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(3)  Mr. Rudis commenced service as a Trustee on January 1, 2011. Mr. Rudis is an "interested person" of Wanger Advisors Trust, as defined in the New York Attorney General's Assurance of Discontinuance ("Order") entered into in February 2005 by Columbia Management Advisors, LLC (an indirect subsidiary of Bank of America Corporate ("BOA")) and Columbia Management Distributors, Inc. (an indirect subsidiary of BOA), because of his former employment as a BOA executive.

(4)  As permitted under the Wanger Advisors Trust's By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

22

Wanger Select 2010 Annual Report

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23

Wanger Select 2010 Annual Report

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24

Wanger Select 2010 Annual Report

Columbia Wanger Funds

Transfer Agent,
Dividend Disbursing Agent*

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor*

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Adviser

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Funds

Perkins Coie, LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

*  As of May 1, 2010

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiafunds.com approximately 30 days after each month-end.

25

Columbia Wanger Funds

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1461 A (2/11) 113557

Wanger USA

2010 Annual Report

Not FDIC insured • No bank guarantee • May lose value

  Wanger USA

  2010 Annual Report

1	Understanding Your Expenses

2	The Keys to Prosperity

4	Performance Review

6	Statement of Investments

15	Statement of Assets and Liabilities

15	Statement of Operations

16	Statement of Changes in Net Assets

17	Financial Highlights

18	Notes to Financial Statements

22	Report of Independent Registered Public Accounting Firm

23	Federal Income Tax Information

24	Board of Trustees and Management of Wanger Advisors Trust

Columbia Wanger Asset Management, LLC (CWAM) is one of the leading global small- and mid-cap equity managers in the United States with 40 years of small- and mid-cap investment experience. As of December 31, 2010, CWAM managed $33.9 billion in assets, and is the investment adviser to Wanger USA, Wanger International, Wanger Select and Wanger International Select (together, the Columbia Wanger Funds) and the Columbia Acorn Family of Funds.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the Fund, contact your financial adviser or insurance company or contact 1-888-4-WANGER. Read the prospectus carefully before investing.

An important note: Columbia Wanger Funds are sold only to certain life insurance companies in connection with certain variable annuity contracts, variable life insurance policies and eligible qualified retirement plans.

The views expressed in "The Keys to Prosperity" and in the Performance Review reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Wanger USA 2010 Annual Report

Understanding Your Expenses

As a Fund shareholder, you incur three types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other Fund expenses. Lastly, there may be additional fees or charges imposed by the insurance company that sponsors your variable annuity product. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your Fund's expenses

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in the Fund during the period. The information in the following table is based on an initial, hypothetical investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different results. The amount listed in the "Actual" column is calculated using actual operating expenses and total return for the Fund. The amount listed in the "Hypothetical" column assumes that the return each year is 5% before expenses and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare with other funds" for details on using the hypothetical data.

Estimating your actual expenses

To estimate the expenses that you actually paid over the period, first you will need your account balance at the end of the period.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," you will find a dollar amount in the column labeled "Actual." Multiply this amount by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

July 1, 2010 – December 31, 2010

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Wanger USA	1,000.00	1,000.00	1,315.00	1,020.27	5.72	4.99	0.98

*Expenses paid during the period are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the Fund's most recent fiscal half-year and divided by 365.

Had the investment adviser not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the Fund. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate account. The hypothetical example provided is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds whose shareholders may incur transaction costs.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing cost of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees that may be incurred by shareholders of other funds. Expenses paid during the period do not include any insurance charges imposed by your insurance company's separate accounts.

Wanger USA 2010 Annual Report

The Keys to Prosperity

In 1651, Thomas Hobbes described human life as "poor, nasty, brutish and short." Today, 360 years later, humanity has achieved record levels of prosperity, safety and longevity. The United Nations estimates that poverty was reduced more in the last 50 years than the previous 500.1 In the developing world, life expectancy rose from 44 years to 64 years from 1950 to 1999, while in the developed world, life expectancy rose from 66 years to 78 years.2

Hobbes's perspective was accurate for his time. There was very little growth in worldwide per capita GDP until about 1820; income in Europe had dropped for centuries following the decline and collapse of the Roman Empire.3 England and much of Europe were caught in a Malthusian trap, with population gyrating up and down largely due to plagues, famines and wars. But sometime around 1820, economic growth accelerated, and per capita GDP growth has averaged over 2% yearly since then, compounding into excellent gains in living standards.4 Why?

Four Conditions for Growth

William Bernstein's The Birth of Plenty, How Prosperity in the Modern World was Created is a fascinating history of worldwide economic circumstances. He discusses reasons for the successes and failures of many empires and countries. Bernstein believes that four institutional conditions are necessary for sustained growth: property rights and civil liberties, scientific rationalism, efficient capital markets, and fast and cheap transportation and communications. He notes that these four factors existed temporarily in sixteenth century Holland, then firmly in the English speaking countries, and in the last 50 years, increasingly over much of the world.5

Physical and intellectual property rights plus civil liberties create incentives and intellectual freedom to work hard, innovate and create wealth. In empires, totalitarian states and feudalistic societies, incentives to produce beyond immediate needs are nil, because governments or lords tend to impose confiscatory taxes and arbitrarily seize property. Bernstein believes that Rome fell, in part, due to excessive taxation on farmers. He also thinks that an independent judiciary is necessary to enforce property rights and civil liberties.

Scientific rationalism is needed for technological progress and innovation. Throughout history, various regimes run by church and state ossified due to the rejection of scientific observations in favor of dogma or preconceived beliefs. During medieval times, for example, astronomers who concluded the earth revolved around the sun were tortured. Bernstein cites the trial of Galileo as a turning point toward scientific rationalism. Early inventors then tended to be tinkerers rather than scientists, but science became increasingly important. For example, by the nineteenth century the steel industry had initiated the use of modern science laboratories staffed by full-time researchers.6

Efficient capital markets enable entrepreneurs and enterprises to raise capital at reasonable costs. I remember Jesse Jackson citing a lack of capital as a cause for inner city poverty: "Capitalism without capital is just plain ism."7 Bernstein notes that entrepreneurs once had huge downside risk from failures, namely debtors prisons in recent centuries and enslavement by creditors in ancient times. The creation of limited liability corporations during the nineteenth century in Britain and the United States was a breakthrough in reducing downside risks for capitalists.

Fast and cheap transportation and communication are also needed for prosperity. Bernstein explains that before railroads and the telegraph, transportation and communication were horribly expensive and slow. Rarely could bulk goods be transported over land more than 20 miles a day, and theft was rampant. Local crop failures often caused starvation. Mass markets did not exist. The reach of rail and telegraph grew incredibly rapidly during their first decades, spurring economic growth.

Bernstein provides plenty of case studies of regimes and countries that stagnated or failed due to the lack of one or more conditions, ranging from ancient societies and Japan under the samurai to Communist countries of the twentieth century. He states, "Institutions, not the bounty of nature or freedom from imperialist domination, separate the winners from the losers in the global economy."8

Trade Drives Prosperity

Matt Ridley's The Rational Optimist, How Prosperity Evolves adds substantial perspective to Bernstein's work and provides comforting thoughts about the future. Though Ridley does not mention Bernstein by name, it is clear that he agrees with Bernstein's basic contentions. Ridley sees property rights as the primary key to prosperity. He quotes a study by MIT economist Daron Acemoglu, which compared measures of property rights to economic growth across countries and determined that three-quarters of the variation of economic growth is explained by property rights.9 Ridley adds, "In a sample of 127 countries, the sixty-three with higher economic freedom had more than four times the income per capita and twice the growth rate of the countries that did not."10

Ridley's emphasis is on trade, which he believes allows increasing specialization, expertise, productivity and innovation. Humans seem to be hard-wired for trade. Archaeological evidence indicates that some 100,000 years ago humans began to barter.11 People traded things and also absorbed ideas. Human intelligence became collective and cumulative. Ridley states that, more recently, the history of the modern world is a history of ideas meeting, mixing, mating and mutating.12 Innovation results from an exchange of ideas. I think of the iPhone. Steve Jobs utilizes technologies and resources developed over centuries and components originated in many countries to make an incredibly innovative and useful device.

Ridley notes that societies that halted trade regressed. After ocean levels rose 10,000 years ago and cut off Tasmania from Australia, people there gradually lost the ability to fish and make tools out of bones. European mariners discovered

Wanger USA 2010 Annual Report

Tasmanians wearing nothing but wallaby pelts and seal-fat grease.13 As another example of a closed-off society, Ridley writes, "China went from a state of economic and technological exuberance in around AD 1000 to one of dense population, agrarian backwardness and desperate poverty in 1950;" per capita income there was about flat in those 950 years.14

Ridley takes a libertarian view, highly skeptical of government. He states, "...governments generally tend to be good things at first and bad things the longer they last. First they improve society's ability to flourish by providing central services and removing impediments to trade and specialization... But...governments gradually employ more and more ambitious elites who... give themselves more and more rules to enforce, until they kill the goose that lays the golden eggs. ... Because it is a monopoly, government brings inefficiency and stagnation to most things it runs..."15

Ridley asserts that African governments have largely caused economic problems in Africa. He writes that famines in Darfur and Zimbabwe were the result of government policies. Setting up a company in Tanzania takes 379 days and $5,500, a huge sum there. Botswana has done substantially better, growing per capita GDP nearly 8% annually since its independence in 1966. That growth exceeded China's, and is largely due to secure property rights, Ridley says. Ridley is optimistic for much of Africa, however. Cell phones are spreading rapidly, providing both communication and micro-finance (two of Bernstein's conditions for prosperity). Ridley cites wonderful examples of products and labor reaching optimal markets and payments being made over cell phones.16

Ridley has comforting thoughts about the future, debunking naysayers. He notes that (oddly enough) over time humans have temporarily exhausted or driven to extinction renewable resources like forests and certain animal species, while non-renewable resources have lasted much longer than many expected. In 1865, an economist said Britain's coal was running out, and as early as 1914 the U.S. Bureau of Mines wrote that American oil reserves would last 10 years.17

Ridley believes supplies of oil, coal and gas "will last decades, perhaps centuries, and people will find alternatives long before they run out."18 He states that prices of conventional fuels need to rise and prices of alternatives need to fall, and both will occur as conventional supplies run down and efficiencies of alternatives rise. Ridley notes that wind, solar and biomass alternatives envelop enormous quantities of land. He denounces organic farming, noting that if farm yields fell back to 1961 levels, 82% of the land area of the earth would be needed for farming, up from 38%. "The Dark Ages were a massive experiment in back-to-the-land hippy lifestyle (without the trust fund)," he says.19

Ridley largely dismisses climate change fears. The scenario that calls for significant climate change by the year 2100 is a scenario of dramatic economic growth. He believes the world, and especially developing countries, will be much, much richer and better able to adapt to and mitigate climate change. In the meantime, carbon intensity20 of the worldwide economy is rapidly dropping, as wood, dung and coal become relatively less important and natural gas and nuclear power gain share, in an environment of substantially more efficient lighting, heating, transportation and manufacturing.

While some of Ridley's arguments seem a bit over the top, I think they generally appear coherent and largely believable. As to the climate change issue, I advocate taking reasonable steps to mitigate global warming. Most of my family's road miles are in a hybrid vehicle and both my home and Columbia Wanger Asset Management have adopted compact florescent lighting. Several years ago we calculated that replacing over 100 incandescent bulbs at the office saved enough electricity to power three average-sized homes.

I agree that prosperity is driven by the factors named by Bernstein and Ridley and, though there are imbalances in world economics, I think things will be okay. The Great Recession has ended, growth has resumed and the keys to prosperity remain in place. Many parts of the developing world are booming and we have invested accordingly.

Charles P. McQuaid
President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in this essay are those of the author and not of the Wanger Advisors Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Wanger Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Wanger Fund.

The information included on Pages 2 and 3 of this report is unaudited.

1  Ridley, Matt, The Rational Optimist, How Prosperity Evolves, (New York, New York, HarperCollins 2010), p. 15.

2  Bernstein, William J., The Birth of Plenty, How the Prosperity of the Modern World was Created, (New York, New York, McGraw-Hill 2004), p. 10.

3  Ibid, p. 3.

4  Ibid, p. 12, 23.

5  Ibid, p. 15-17.

6  Ibid, p. 123.

7  Rev. Jesse Jackson quoted in an article that appeared in Ebony magazine, August 1967, titled "Apostles of Economics," p. 84.

8  Bernstein, William J., op. cit, p. 293.

9  Ridley, Matt, op. cit, p. 321.

10  Ibid, p. 117.

11  Ibid, p. 350.

12  Ibid, p. 272.

13  Ibid, p. 78.

14  Ibid, p. 180.

15  Ibid, p. 182.

16  Ibid, p. 320-326.

17  Ibid, p. 237.

18  Ibid, p. 238.

19  Ibid, p. 144, 175.

20  Carbon intensity is defined as the amount of CO2 produced divided by worldwide GDP.

Wanger USA 2010 Annual Report

Performance Review Wanger USA

Robert A. Mohn
Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

Small-cap stocks were very strong in 2010 and Wanger USA ended the year up 23.35%. This compares to a 26.85% gain for the Fund's primary benchmark, the Russell 2000 Index. The Fund's return relative to its benchmark was hurt by poor performance of some of its positions in women's apparel stocks and small-cap semiconductor names, as well as the Fund's overweight position in the lagging telecom sector.

Several stocks in the retail, technology and industrial sectors were among the Fund's winners for the year. lululemon athletica, a premium active apparel retailer, enjoyed blistering sales growth of 56% over the prior year, driving the stock up 128% in Wanger USA for the year. Teen apparel retailer Abercrombie & Fitch grew same-store sales by 15% in December, outpacing competitors, most of whom posted negative year-over-year sales for this important retail month. The stock had an annual gain of 70%.

Technology winners included Atmel, a leader in touchscreen microcontrollers, radio frequency and memory semiconductors. Its business has benefited from surging sales of smart phones and tablet computers and its stock gained 131% for the Fund during the year. Finisar provides optical sub-systems and components for communications networks. Its stock rose 159% in Wanger USA for the year as the company benefited from a surge in demand for data transmission and storage. Informatica, a data integration software provider that helps companies manage their disparate data streams, has also enjoyed strong revenue growth and gained 71% for the Fund during the year.

Two niche industrial companies rounded out the list of top contributors in 2010. Ametek, a manufacturer of aerospace and industrial instruments, gained 54% for the Fund. Nordson, a maker of dispensing systems for adhesives and coatings, had a 53% gain for the Fund during the year. Both companies have benefited from strong revenue growth and productivity improvements through wise expense control.

Outside these winning sectors, FMC Technologies, the largest position in the Fund at the end of 2010, rose 54% during the annual period. Order flow at this oil and gas wellhead manufacturer climbed dramatically, nearly reaching pre-recession peaks.

Laggards for the annual period included ITT Educational Services, a provider of for-profit, post-secondary degree education. Down 36% in the Fund, this stock suffered as new regulatory requirements dogged the for-profit education sector, leading to declines in new enrollment. Credit card processor Global Payments fell 14% during the annual period as a pricing war in its Canadian credit and debit processing business drove down margins. Monolithic Power Systems, a manufacturer of high performance analog and mixed-signal integrated circuits, fell 31% for the year due to pricing pressure and management's reduction of company profit margin targets.

Here are some fun facts for long-term stock investors: at the end of 2010, the S&P 500 large-cap index was higher than it was that fateful day before Lehman Brothers went bankrupt in September 2008, and so was Wanger USA; the Russell 2000 small-cap index was trading higher than at any point during the entire year of 2008; and the S&P 400 mid-cap index ended 2010 a mere 2% below its all-time high! Wanger USA was 4% below its all-time high.* A stock market Rip Van Winkle waking up from his stress-free, two-year nap would find the market just as he left it. Turns out, buy and HOLD actually works quite well.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Fund Positions in Mentioned Holdings

As a percentage of net assets, as of 12/31/10

FMC Technologies	3.1%
Ametek	2.7
Informatica	2.6
Nordson	2.4
lululemon athletica	2.1
Atmel	1.5
Abercrombie & Fitch	1.4
Finisar	0.8
ITT Educational Services	0.5
Global Payments	0.5
Monolithic Power Systems	0.4

*The Lehman Brothers bankruptcy was announced on Monday, September 15, 2008. On Friday, September 12, 2008, Wanger USA's net asset value (NAV) was $28.48. On December 31, 2010, the Fund's NAV was $33.86. In 2008, the Fund's peak NAV was reached on January 2, 2008, and was $35.76. Unlike the Russell 2000 Index, the Fund did not top its 2008 peak in 2010. As of December 31, 2010, the Fund was 4.33% below its dividend-adjusted, all-time high, which it reached on July 13, 2007.

Wanger USA 2010 Annual Report

Growth of a $10,000 Investment in Wanger USA

May 3, 1995 (inception date) through December 31, 2010

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. For daily and most recent month-end performance updates, please call 1-888-4-WANGER.

This graph compares the results of $10,000 invested in Wanger USA on May 3, 1995 (the date the Fund began operations) through December 31, 2010, to the Russell 2000 Index, with dividends and capital gains reinvested. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index.

Top 10 Holdings

As a percentage of net assets, as of 12/31/10

1. FMC Technologies Oil & Gas Wellhead Manufacturer	3.1%
2. Ametek Aerospace/Industrial Instruments	2.7
3. Informatica Enterprise Data Integration Software	2.6
4. Nordson Dispensing Systems for Adhesives & Coatings	2.4
5. Atwood Oceanics Offshore Drilling Contractor	2.2
6. lululemon athletica Premium Active Apparel Retailer	2.1
7. Mettler Toledo Laboratory Equipment	2.0
8. tw telecom Fiber Optic Telephone/Data Services	2.0
9. Micros Systems Information Systems for Restaurants, Hotels & Retailers	2.0
10. Donaldson Industrial Air Filtration	1.9

Top 5 Industries

As a percentage of net assets, as of 12/31/10

Information	32.3%
Consumer Goods & Services	17.5
Industrial Goods & Services	14.2
Finance	11.8
Energy & Minerals	10.3

Results as of December 31, 2010

	4th quarter	1 year	5 years	10 years
Wanger USA	16.44%	23.35%	3.77%	7.71%
Russell 2000 Index*	16.25	26.85	4.47	6.33
Lipper Small-Cap Growth Funds Variable Underlying Index	15.81	28.25	4.60	4.34

NAV as of 12/31/10: $33.86

* The Fund's primary benchmark.

Performance numbers reflect all Fund expenses but do not include any insurance charge imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

All results shown assume reinvestment of distributions and do not reflect taxes that a shareholder may pay on Fund distributions or the sale of Fund shares.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Lipper Small-Cap Growth Funds Variable Underlying Index is an equally weighted representation of the 30 largest variable insurance underlying funds in the Lipper Small-Cap Growth Funds Variable Underlying Classification. Indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the Fund. Lipper makes no adjustment for the effect of sales loads.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings.

Wanger USA 2010 Annual Report

Wanger USA

Statement of Investments December 31, 2010

Number of Shares		Value
	Equities – 99.8%
	Information – 32.3%
	Business Software – 8.8%
533,000	Informatica (a) Enterprise Data Integration Software	$23,467,990
413,000	Micros Systems (a) Information Systems for Hotels, Restaurants & Retailers	18,114,180
246,000	ANSYS (a) Simulation Software for Engineers & Designers	12,809,220
106,000	Concur Technologies (a) Web Enabled Cost & Expense Management Software	5,504,580
189,000	Blackbaud Software & Services for Non-profits	4,895,100
132,000	Ariba (a) Cost Management Software	3,100,680
98,000	Jack Henry & Associates Systems Financial Institutions	2,856,700
163,000	SPS Commerce (a) Supply Chain Management Software Delivered via the Web	2,575,400
35,000	Quality Systems IT Systems for Medical Groups & Ambulatory Care Centers	2,443,700
59,000	Blackboard (a) Education Software	2,436,700
32,000	Advent Software (a) Asset Management & Trading Systems	1,853,440
		80,057,690
	Semiconductors & Related Equipment – 5.1%
1,111,000	Atmel (a) Microcontrollers, Radio Frequency & Memory Semiconductors	13,687,520
488,000	Microsemi (a) Analog/Mixed-signal Semiconductors	11,175,200
698,950	ON Semiconductor (a) Mixed-signal & Power Management Semiconductors	6,905,626
226,000	Monolithic Power Systems (a) High Performance Analog & Mixed-signal Integrated Circuits (ICs)	3,733,520
140,000	Supertex (a) Analog/Mixed-signal Semiconductors	3,385,200
445,000	Entegris (a) Semiconductor Materials Management Products	3,324,150
205,000	Pericom Semiconductor (a) Interface Integrated Circuits (ICs) & Frequency Control Products	2,250,900

Number of Shares		Value
157,000	Applied Micro Circuits (a) Communications Semiconductors	$1,676,760
		46,138,876
	Instrumentation – 3.4%
122,000	Mettler Toledo (a) Laboratory Equipment	18,447,620
394,000	IPG Photonics (a) Fiber Lasers	12,458,280
		30,905,900
	Computer Hardware & Related Equipment – 3.2%
201,600	Amphenol Electronic Connectors	10,640,448
179,000	II-VI (a) Laser Optics & Specialty Materials	8,298,440
112,000	Zebra Technologies (a) Bar Code Printers	4,254,880
123,000	Netgear (a) Networking Products for Small Business & Home	4,142,640
48,000	Nice Systems – ADR (Israel) (a) Audio & Video Recording Solutions	1,675,200
		29,011,608
	Telephone and Data Services – 3.1%
1,070,000	tw telecom (a) Fiber Optic Telephone/Data Services	18,243,500
94,000	AboveNet Metropolitan Fiber Communications Services	5,495,240
1,241,000	PAETEC Holding (a) Telephone/Data Services for Business	4,641,340
		28,380,080
	Telecommunications Equipment – 2.6%
214,000	Polycom (a) Video Conferencing Equipment	8,341,720
237,800	Finisar (a) Optical Sub-systems & Components	7,060,282
164,000	Blue Coat Systems (a) WAN Acceleration & Network Security	4,898,680
133,000	Ixia (a) Telecom Network Test Equipment	2,231,740

See accompanying notes to financial statements.

Wanger USA 2010 Annual Report

Wanger USA

Statement of Investments December 31, 2010

Number of Shares		Value
	Telecommunications Equipment – 2.6% (cont)
135,000	Infinera (a) Optical Networking Equipment	$1,394,550
		23,926,972
	Computer Services – 1.6%
324,800	ExlService Holdings (a) BPO (Business Process Outsourcing)	6,976,704
106,000	SRA International (a) Government IT Services	2,167,700
450,000	RCM Technologies (a) Technology & Engineering Services	2,088,000
92,000	Acxiom (a) Database Marketing Services	1,577,800
375,500	Hackett Group (a) IT Integration & Best Practice Research	1,318,005
		14,128,209
	Gaming Equipment & Services – 1.4%
264,000	Bally Technologies (a) Slot Machines & Software	11,138,160
42,000	WMS Industries (a) Slot Machine Provider	1,900,080
		13,038,240
	Mobile Communications – 0.8%
174,500	SBA Communications (a) Communications Towers	7,144,030
51,000	Globalstar (a) Satellite Mobile Voice & Data Carrier	73,950
		7,217,980
	Contract Manufacturing – 0.7%
150,000	Plexus (a) Electronic Manufacturing Services	4,641,000
165,000	Sanmina-SCI (a) Electronic Manufacturing Services	1,894,200
		6,535,200
	Internet Related – 0.6%
44,000	Equinix (a) Network Neutral Data Centers	3,575,440

Number of Shares		Value
575,000	TheStreet.com Financial Information Websites	$1,535,250
		5,110,690
	Financial Processors – 0.5%
91,000	Global Payments Credit Card Processor	4,205,110
	Business Information & Marketing Services – 0.3%
291,200	Navigant Consulting (a) Financial Consulting Firm	2,679,040
	TV Broadcasting – 0.1%
522,000	Entravision Communications (a) Spanish Language TV & Radio Stations	1,341,540
	Radio – 0.1%
333,900	Salem Communications Radio Stations for Religious Programming	1,058,463
305,000	Spanish Broadcasting System (a) Spanish Language Radio Stations	215,940
		1,274,403
	Total Information	293,951,538
	Consumer Goods & Services – 17.5%
	Retail – 6.8%
275,000	lululemon athletica (a)(b) Premium Active Apparel Retailer	18,815,500
223,000	Abercrombie & Fitch Teen Apparel Retailer	12,851,490
526,000	Saks (a) Luxury Department Store Retailer	5,628,200
137,000	Urban Outfitters (a) Apparel & Home Specialty Retailer	4,905,970
129,000	Shutterfly (a) Internet Photo-centric Retailer	4,518,870
424,000	Pier 1 Imports (a) Home Furnishing Retailer	4,452,000
368,000	Chico's FAS Women's Specialty Retailer	4,427,040
315,000	Talbots (a) Women's Specialty Retailer	2,683,800

See accompanying notes to financial statements.

Wanger USA 2010 Annual Report

Wanger USA

Statement of Investments December 31, 2010

Number of Shares		Value
	Retail – 6.8% (cont)
405,400	Wet Seal (a) Specialty Apparel Retailer	$1,499,980
60,700	Express Dual Gender Fashion Retailer	1,141,160
116,229	Gaiam Healthy Living Catalogs & E-Commerce	894,963
87,527	Coldwater Creek (a) Women's Apparel Retailer	277,461
6,000	The Fresh Market (a) Specialty Food Retailer	247,200
		62,343,634
	Travel – 3.6%
449,700	Gaylord Entertainment (a) Convention Hotels	16,162,218
659,500	Avis Budget Group (a) Second Largest Car Rental Company	10,261,820
444,000	Hertz (a) Largest U.S. Rental Car Operator	6,433,560
		32,857,598
	Furniture & Textiles – 1.8%
700,000	Knoll Office Furniture	11,711,000
184,000	Herman Miller Office Furniture	4,655,200
		16,366,200
	Casinos & Gaming – 1.1%
365,000	Pinnacle Entertainment (a) Regional Casino Operator	5,117,300
128,000	Penn National Gaming (a) Regional Casino Operator	4,499,200
		9,616,500
	Apparel – 1.0%
93,500	Warnaco Group (a) Global Branded Apparel Manufacturer	5,149,045
153,945	True Religion Apparel (a) Premium Denim	3,426,816
		8,575,861

Number of Shares		Value
	Other Consumer Services – 0.7%
163,000	Lifetime Fitness (a) Sport & Fitness Club Operator	$6,681,370
	Food & Beverage – 0.7%
117,000	Diamond Foods Culinary Ingredients & Snack Foods	6,222,060
	Consumer Goods Distribution – 0.6%
257,000	Pool Distributor of Swimming Pool Supplies & Equipment	5,792,780
	Educational Services – 0.6%
77,600	ITT Educational Services (a) Post-secondary Degree Services	4,942,344
	Leisure Products – 0.3%
83,000	Thor Industries RV & Bus Manufacturer	2,818,680
	Other Durable Goods – 0.3%
85,000	Jarden Branded Household Products	2,623,950
	Restaurants – 0.0%
17,700	Bravo Brio Restaurant Group (a) Upscale Casual Italian Restaurants	339,309
	Total Consumer Goods & Services	159,180,286
	Industrial Goods & Services – 14.2%
	Machinery – 11.1%
631,500	Ametek Aerospace/Industrial Instruments	24,786,375
240,100	Nordson Dispensing Systems for Adhesives & Coatings	22,060,388
290,000	Donaldson Industrial Air Filtration	16,901,200
319,000	Pentair Pumps & Water Treatment	11,646,690
297,300	ESCO Technologies Automatic Electric Meter Readers	11,249,832
128,000	MOOG (a) Motion Control Products for Aerospace, Defense & Industrial Markets	5,094,400

See accompanying notes to financial statements.

Wanger USA 2010 Annual Report

Wanger USA

Statement of Investments December 31, 2010

Number of Shares		Value
	Machinery – 11.1% (cont)
111,000	Oshkosh (a) Specialty Truck Manufacturer	$3,911,640
42,000	WABCO Holdings (a) Truck & Bus Component Supplier	2,559,060
57,000	Kennametal Consumable Cutting Tools	2,249,220
10,463	HEICO FAA Approved Aircraft Replacement Parts	390,479
		100,849,284
	Industrial Materials & Specialty Chemicals – 1.3%
208,000	Drew Industries RV & Manufactured Home Components	4,725,760
71,000	Albemarle Refinery Catalysts & Other Specialty Chemicals	3,960,380
150,000	Albany International Paper Machine Clothing & Advanced Textiles	3,553,500
		12,239,640
	Electrical Components – 0.7%
115,000	Acuity Brands Commercial Lighting Fixtures	6,632,050
	Steel – 0.7%
320,400	GrafTech International (a) Industrial Graphite Materials Producer	6,356,736
	Construction – 0.2%
98,000	St. Joe (a)(b) Florida Panhandle Landowner	2,141,300
	Water – 0.2%
326,000	Mueller Water Products Fire Hydrants, Valves & Ductile Iron Pipes	1,359,420
	Total Industrial Goods & Services	129,578,430
	Finance – 11.8%
	Banks – 5.7%
645,837	Valley National Bancorp New Jersey/New York Bank	9,235,469
281,779	Lakeland Financial Indiana Bank	6,046,977

Number of Shares		Value
408,000	TCF Financial Great Lakes Bank	$6,042,480
107,000	SVB Financial Group (a) Bank to Venture Capitalists	5,676,350
314,100	MB Financial Chicago Bank	5,440,212
333,000	Whitney Holding Gulf Coast Bank	4,711,950
301,600	Associated Banc-Corp Midwest Bank	4,569,240
666,200	First Busey Illinois Bank	3,131,140
300,260	Pacific Continental Pacific Northwest Bank	3,020,616
97,700	Sandy Spring Bancorp Baltimore/D.C. Bank	1,800,611
260,000	Wilmington Trust Delaware Trust Bank	1,128,400
504,451	Guaranty Bancorp (a) Colorado Bank	711,276
119,582	Green Bankshares (a)(b) Tennessee Bank	382,662
		51,897,383
	Finance Companies – 2.5%
138,000	World Acceptance (a) Personal Loans	7,286,400
230,400	McGrath Rentcorp Temporary Space & IT Rentals	6,041,088
151,000	CAI International (a) International Container Leasing	2,959,600
61,500	GATX Rail Car Lessor	2,169,720
160,000	H&E Equipment Services (a) Heavy Equipment Leasing	1,851,200
71,000	Aaron Rents Rent to Own	1,447,690
30,000	Textainer Group Holdings Top International Container Leasor	854,700
		22,610,398

See accompanying notes to financial statements.

Wanger USA 2010 Annual Report

Wanger USA

Statement of Investments December 31, 2010

Number of Shares		Value
	Brokerage & Money Management – 1.5%
229,000	SEI Investments Mutual Fund Administration & Investment Management	$5,447,910
444,000	MF Global (a) Futures Broker	3,711,840
85,000	Eaton Vance Specialty Mutual Funds	2,569,550
101,000	Investment Technology Group (a) Electronic Trading	1,653,370
52,011	Kaiser Federal Financial Group Los Angeles Savings & Loan	602,288
		13,984,958
	Insurance – 1.1%
222,000	Leucadia National Insurance Holding Company	6,477,960
151,000	Tower Group Commercial & Personal Lines Insurance	3,862,580
		10,340,540
	Savings & Loans – 1.0%
496,400	ViewPoint Financial Texas Thrift	5,802,916
142,000	Berkshire Hills Bancorp Northeast Thrift	3,138,200
		8,941,116
	Total Finance	107,774,395
	Energy & Minerals – 10.3%
	Oil Services – 6.3%
319,000	FMC Technologies (a) Oil & Gas Wellhead Manufacturer	28,362,290
541,100	Atwood Oceanics (a) Offshore Drilling Contractor	20,220,907
105,000	Bristow (a) Largest Provider of Helicopter Services to Offshore Oil & Gas Producers	4,971,750
120,000	Exterran Holdings (a) Natural Gas Compressor Rental & Fabrication	2,874,000
64,700	Tesco (a) Developing New Well Drilling Technologies	1,027,436
		57,456,383

Number of Shares		Value
	Oil & Gas Producers – 3.3%
162,000	Carrizo Oil & Gas (a) Oil & Gas Producer	$5,587,380
92,000	SM Energy Oil & Gas Producer	5,421,560
98,000	Ultra Petroleum (a) Oil & Gas Producer	4,681,460
145,000	Northern Oil & Gas (a) Small E&P Company in North Dakota Bakken	3,945,450
81,000	Rosetta Resources (a) Oil & Gas Producer Exploring in South Texas & Montana	3,048,840
144,950	Houston American Energy (b) Oil & Gas Exploration & Production in Colombia	2,622,145
174,000	Quicksilver Resources (a) Natural Gas & Coal Steam Gas Producer	2,564,760
47,000	Swift Energy (a) Oil & Gas Exploration & Production Co.	1,840,050
19,800	Oasis Petroleum (a) Oil Producer in North Dakota	536,976
		30,248,621
	Mining – 0.7%
66,000	Core Laboratories (Netherlands) Oil & Gas Reservoir Consulting	5,877,300
100,000	Augusta Resource (a) U.S. Copper/Molybdenum Mine	381,000
		6,258,300
	Total Energy & Minerals	93,963,304
	Health Care – 8.6%
	Biotechnology & Drug Delivery – 5.3%
196,800	BioMarin Pharmaceutical (a) Biotech Focused on Orphan Diseases	5,299,824
79,000	United Therapeutics (a) Biotech Focused on Rare Diseases	4,994,380
318,200	Seattle Genetics (a) Antibody-based Therapies for Cancer	4,757,090
501,000	Micromet (a) Next-generation Antibody Technology	4,068,120
103,000	Onyx Pharmaceuticals (a) Commercial-stage Biotech Focused on Cancer	3,797,610
352,000	Isis Pharmaceuticals (a) Biotech Pioneer in Anti-sense Drugs	3,562,240

See accompanying notes to financial statements.

Wanger USA 2010 Annual Report

Wanger USA

Statement of Investments December 31, 2010

Number of Shares		Value
	Biotechnology & Drug Delivery – 5.3% (cont)
250,000	Nektar Therapeutics (a) Drug Delivery Technologies	$3,212,500
384,000	NPS Pharmaceuticals (a) Orphan Drugs & Healthy Royalties	3,033,600
590,000	Allos Therapeutics (a) Cancer Drug Development	2,719,900
345,000	Chelsea Therapeutics (a) Biotech Focused on Rare Diseases	2,587,500
122,000	Auxilium Pharmaceuticals (a)(b) Biotech Focused on Niche Disease Areas	2,574,200
69,900	Acorda Therapeutics (a) Biopharma Company Focused on Nervous Disorder Drugs	1,905,474
50,300	InterMune (a) Drugs for Pulmonary Fibrosis & Hepatitis C	1,830,920
332,400	Idenix Pharmaceuticals (a) Developer of Drugs for Infectious Diseases	1,675,296
242,000	Array Biopharma (a) Drugs for Cancer & Inflammatory Diseases	723,580
106,900	Nabi Biopharmaceuticals (a) Biotech Focused on Vaccines	618,951
107,000	Anthera Pharmaceuticals (a) Biotech Focused on Cardiovascular, Cancer & Immunology	522,160
738,060	Medicure – Warrants (a)(c) Cardiovascular Biotech Company	1,882
100,000	IsoRay – Warrants (a)(c) Radiology Cancer Company	1,000
25,000	Locus Pharmaceuticals, Series A-1, Pfd. (a)(c)	750
12,886	Locus Pharmaceuticals, Series B-1, Pfd. (a)(c) High Throughput Rational Drug Design	387
		47,887,364
	Medical Equipment & Devices – 2.4%
109,000	Alexion Pharmaceuticals (a) Biotech Focused on Orphan Diseases	8,779,950
123,000	Sirona Dental Systems (a) Manufacturer of Dental Equipment	5,138,940
43,000	Gen-Probe (a) Molecular In-vitro Diagnostics	2,509,050
34,000	Idexx Laboratories (a) Diagnostic Equipment & Services for Veterinarians	2,353,480

Number of Shares		Value
45,000	American Medical Systems (a) Medical Devices to Treat Urological Conditions	$848,700
13,000	Illumina (a) Leading Tools & Service Provider for Genetic Analysis	823,420
51,000	Pacific Biosciences of California (a) Genome Sequencing	811,410
155,900	Nanosphere (a) Molecular Diagnostics Company with Best of Breed Platform	679,724
		21,944,674
	Medical Supplies – 0.4%
164,600	Cepheid (a) Molecular Diagnostics	3,744,650
6,900	Neogen (a) Food & Animal Safety Products	283,107
		4,027,757
	Health Care Services – 0.3%
23,000	Mednax (a) Physician Management for Pediatric & Anesthesia Practices	1,547,670
100,000	Health Management Associates (a) Non-urban Hospitals	954,000
		2,501,670
	Pharmaceuticals – 0.2%
266,000	Akorn (a) Develops, Manufactures & Sells Specialty Generic Drugs	1,614,620
19,700	Alimera Sciences (a) Ophthalmogy-focused Pharmaceutical Company	204,486
		1,819,106
	Total Health Care	78,180,571
	Other Industries – 5.1%
	Real Estate – 4.2%
469,600	BioMed Realty Trust Life Science-focused Office Buildings	8,758,040
503,000	Extra Space Storage Self Storage Facilities	8,752,200
955,000	Kite Realty Group Community Shopping Centers	5,166,550
102,000	Kilroy Realty Southern California Office & Industrial Properties	3,719,940

See accompanying notes to financial statements.

Wanger USA 2010 Annual Report

Wanger USA

Statement of Investments December 31, 2010

Number of Shares		Value
	Real Estate – 4.2% (cont)
100,000	Corporate Office Properties Office Buildings	$3,495,000
122,200	Dupont Fabros Technology Technology-focused Office Buildings	2,599,194
264,000	Education Realty Trust Student Housing	2,051,280
119,000	Associated Estates Realty Multi-family Properties	1,819,510
341,000	DCT Industrial Trust Industrial Properties	1,810,710
		38,172,424
	Transportation – 0.9%
100,500	World Fuel Services Global Fuel Broker	3,634,080
134,487	Rush Enterprises, Class A (a) Truck Sales & Services	2,748,914
140,000	Heartland Express Regional Trucker	2,242,800
		8,625,794
	Total Other Industries	46,798,218
Total Equities (Cost: $586,101,593) – 99.8%		909,426,742
Securities Lending Collateral – 0.5%
4,644,502	Dreyfus Government Cash Management Fund (d) (7 day yield of 0.01%)	4,644,502
Total Securities Lending Collateral (Cost: $4,644,502)		4,644,502

Principal Amount		Value
Short-Term Obligation – 0.3%
	Repurchase Agreement – 0.3%
$3,053,000	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/31/10, due 1/03/11 at 0.16%, collateralized by a U.S. Government Agency obligation maturing 9/08/14, market value $3,118,263 (repurchase proceeds $3,053,041)	$3,053,000
Total Short-Term Obligation (Cost: $3,053,000)		3,053,000
Total Investments (Cost: $593,799,095) – 100.6% (e)		917,124,244
Obligation to Return Collateral for Securities Loaned – (0.5)%		(4,644,502)
Cash and Other Assets Less Liabilities – (0.1)%		(1,055,967)
Total Net Assets – 100.0%		$911,423,775

Notes to Statement of Investments:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2010. The total market value of Fund securities on loan at December 31, 2010 was $4,494,894.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2010, the market value of these securities amounted to $4,019 which represents less than 0.01% of total net assets.

Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Medicure – Warrants	12/22/06	738,060	$—	$1,882
IsoRay – Warrants	3/21/07	100,000	—	1,000
Locus Pharmaceuticals, Series A-1, Pfd.	9/05/01	25,000	1,000,000	750
Locus Pharmaceuticals, Series B-1, Pfd.	2/08/07	12,886	37,369	387
			$1,037,369	$4,019

(d)  Investment made with cash collateral received from securities lending activity.

(e)  At December 31, 2010, for federal income tax purposes, the cost of investments was $597,834,150 and net unrealized appreciation was $319,290,094 consisting of gross unrealized appreciation of $367,113,719 and gross unrealized depreciation of $47,823,625.

See accompanying notes to financial statements.

Wanger USA 2010 Annual Report

Wanger USA

Statement of Investments December 31, 2010

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2010, are as follows:

Affiliates	Balance of Shares Held at 12/31/09	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held at 12/31/10	Value	Dividend
Cavco Industries*	272,184	—	272,184	—	$—	$—
RCM Technolo- gies*	753,000	—	303,000	450,000	2,088,000	—
Total of affiliated trans- actions	1,025,184	—	575,184	450,000	$2,088,000	$—

*  At December 31, 2010, the Fund owned less than five percent of the company's outstanding voting shares.

ADR = American Depositary Receipts

At December 31, 2010, the Fund held investments in the following sectors:

Sector	Percentage of Net Assets
Information	32.3
Consumer Goods & Services	17.5
Industrial Goods & Services	14.2
Finance	11.8
Energy & Minerals	10.3
Health Care	8.6
Other Industries	5.1
99.8
Securities Lending Collateral	0.5
Short-Term Obligation	0.3
Obligation to Return Collateral for Securities Loaned	(0.5)
Cash and Other Assets less Liabilities	(0.1)
100.0

The following table summarizes the inputs used, as of December 31, 2010, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$293,951,538	$—	$—	$293,951,538
Consumer Goods & Services	159,180,286	—	—	159,180,286
Industrial Goods & Services	129,578,430	—	—	129,578,430
Finance	107,774,395	—	—	107,774,395
Energy & Minerals	93,963,304	—	—	93,963,304
Health Care	78,176,552	2,882	1,137	78,180,571
Other Industries	46,798,218	—	—	46,798,218
Total Equities	909,422,723	2,882	1,137	909,426,742
Total Securities Lending Collateral	4,644,502	—	—	4,644,502
Total Short-Term Obligation	—	3,053,000	—	3,053,000
Total Investments	$914,067,225	$3,055,882	$1,137	$917,124,244

The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model, based on Black Scholes.

Certain short-term obligations may be valued using amortized cost, an income approach which converts future cash flows to a present value based upon the discount or premium at purchase.

The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon a market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

There were no significant transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.

Wanger USA 2010 Annual Report

Wanger USA

Statement of Investments December 31, 2010

The following table reconciles asset balances for the year ending December 31, 2010, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2009	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2010
Equities Health Care	$1,894	$—	$(757)	$—	$—	$—	$—	$1,137
	$1,894	$—	$(757)	$—	$—	$—	$—	$1,137

The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributed to securities owned at December 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to $757. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the table above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Wanger USA 2010 Annual Report

Statement of Assets and Liabilities
December 31, 2010

Assets:
Investments, at cost	$593,799,095
Investments, at value (including securities on loan of $4,494,894)	$917,124,244
Cash	7,806
Receivable for:
Investments sold	5,266,416
Fund shares sold	27
Securities lending income	4,490
Dividends	430,938
Interest	14
Trustees' deferred compensation plan	121,589
Other assets	10,670
Total Assets	922,966,194
Liabilities:
Collateral on securities loaned	4,644,502
Payable for:
Investments purchased	168,233
Fund shares repurchased	5,632,913
Investment advisory fee	654,926
Administration fee	38,526
Transfer agent fee	58
Trustees' fees	30
Custody fee	10,206
Reports to shareholders	235,035
Chief compliance officer expenses	2,487
Trustees' deferred compensation plan	121,589
Other liabilities	33,914
Total Liabilities	11,542,419
Net Assets	$911,423,775
Composition of Net Assets:
Paid-in capital	$513,877,213
Accumulated net investment loss	(121,588)
Accumulated net realized gain	74,343,001
Net unrealized appreciation on investments	323,325,149
Net Assets	$911,423,775
Fund Shares Outstanding	26,917,111
Net asset value, offering price and redemption price per share	$33.86

Statement of Operations
For the Year Ended December 31, 2010

Investment Income:
Dividends (net foreign taxes withheld of $9,423)	$6,197,740
Securities lending income, net	55,348
Interest income	4,246
Total Investment Income	6,257,334
Expenses:
Investment advisory fee	8,679,155
Administration fee	506,210
Transfer agent fee	713
Trustees' fees	57,953
Custody fee	50,591
Reports to shareholders	427,966
Chief compliance officer expenses (See Note 4)	37,842
Other expenses (See Note 5)	132,859
Expenses before interest expense	9,893,289
Interest expense	34,624
Total Expenses	9,927,913
Advisory fee waiver (See Note 4)	(59,212)
Interest expense waiver (See Note 4)	(34,624)
Custody earnings credit	(20)
Net Expenses	9,834,057
Net Investment Loss	(3,576,723)
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Unaffiliated investments	146,415,741
Affiliated investments (See Note 4)	(1,462,746)
Reimbursement from transaction costs (See Note 4)	19,197
Net realized gain	144,972,192
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	50,758,257
Affiliated investments (See Note 4)	(2,077,908)
Net change in unrealized appreciation	48,680,349
Net Gain	193,652,541
Net Increase in Net Assets from Operations	$190,075,818

See accompanying notes to financial statements.

Wanger USA 2010 Annual Report

Statement of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment loss	$(3,576,723)	$(3,035,972)
Net realized gain (loss) on:
Unaffiliated investments	146,415,741	(2,149,140)
Affiliated investments (See Note 4)	(1,462,746)	(484,084)
Reimbursement from transaction costs (See Note 4)	19,197	—
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	50,758,257	396,200,017
Affiliated investments (See Note 4)	(2,077,908)	2,245,347
Net Increase in Net Assets from Operations	190,075,818	392,776,168
Share Transactions:
Subscriptions	40,189,516	67,709,638
Redemptions (See Note 4)	(595,995,083)	(135,581,347)
Net Decrease from Fund Share Transactions	(555,805,567)	(67,871,709)
Total Increase (Decrease) in Net Assets	(365,729,749)	324,904,459
Net Assets:
Beginning of period	1,277,153,524	952,249,065
End of period	$911,423,775	$1,277,153,524
Accumulated net investment loss at end of period	$(121,588)	$(145,168)

See accompanying notes to financial statements.

Wanger USA 2010 Annual Report

Financial Highlights

	Year Ended December 31,
Selected data for a share outstanding throughout each period	2010		2009	2008	2007		2006
Net Asset Value, Beginning of Period	$27.45		$19.30	$36.26	$36.36		$34.90
Income from Investment Operations:
Net investment loss (a)	(0.10)		(0.06)	(0.07)	(0.05	)(b)	(0.02)
Net realized and unrealized gain (loss) on investments	6.51		8.21	(13.16)	1.91		2.71
Total from Investment Operations	6.41		8.15	(13.23)	1.86		2.69
Less Distributions to Shareholders:
From net investment income	—		—	—	—		(0.08)
From net realized gains	—		—	(3.73)	(1.96)		(1.15)
Total Distributions to Shareholders	—		—	(3.73)	(1.96)		(1.23)
Net Asset Value, End of Period	$33.86		$27.45	$19.30	$36.26		$36.36
Total Return (c)	23.35	%(d)	42.23%	(39.68)%	5.39%		7.87%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (e)	0.97%		0.98%	0.96%	0.95%		0.95%
Interest expense	0.00	%(f)	—	—	—		0.00	%(f)
Interest expense waiver	0.00	%(f)	—	—	—		—
Net expenses (e)	0.97%		0.98%	0.96%	0.95%		0.95%
Net investment loss (e)	(0.35)%		(0.29)%	(0.26)%	(0.15)%		(0.07)%
Waiver/Reimbursement	0.01%		—	—	—		—
Portfolio turnover rate	27%		30%	22%	27%		19%
Net assets, end of period (000s)	$911,424		$1,277,154	$952,249	$1,688,040		$1,608,340

(a)  Net investment loss per share was based upon the average shares outstanding during the period.

(b)  Net investment loss per share reflects special dividends. The effect of these dividends amounted to $0.08 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the investment adviser and/or any of its affiliates not waived a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

Wanger USA 2010 Annual Report

Notes to Financial Statements

1.  Nature of Operations

Wanger USA (the Fund), is a series of Wanger Advisors Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance policies and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation

Securities of the Fund are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at its fair value determined in good faith under consistently applied procedures established by the Board of Trustees. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ. A security for which there is no reported sale on the valuation date is valued at the latest bid quotation. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Trust has retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign market and the time as of which the securities are to be valued. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security.

Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

•  Level 1—quoted prices in active markets for identical securities

•  Level 2—prices determined using other significant observable inputs where quoted prices or observable inputs are unavailable or less reliable (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3—prices determined using significant unobservable inputs (including management's own assumptions about the factors market participants would use in pricing an investment)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued and short-term investments valued at amortized cost. Additionally, securities fair valued by the Fund's valuation committee that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

Repurchase agreements

The Fund may engage in repurchase agreement transactions. The Fund, through its custodian, receives delivery of underlying securities collateralizing each repurchase agreement. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

Securities lending

The Fund may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. The Fund also receives a fee for the loan. The Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeded the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Fund and any additional required collateral is delivered to each Fund on the next business day. The Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund and the income earned is paid to the Fund, net of any fees remitted to Goldman Sachs Agency Lending as the lending agent and borrower rebates. The Fund's adviser, Columbia Wanger Asset Management, LLC (CWAM), does not retain any fees earned by the lending program. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of loss with respect to the investment of collateral. The net lending income earned in 2010 by the Fund is included in the Statement of Operations.

Security transactions and investment income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis. Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains. The Fund estimates the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the

Wanger USA 2010 Annual Report

Notes to Financial Statements, continued

issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

Fund share valuation

Fund shares are sold and redeemed on a daily basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (the Exchange) on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

Custody fees/Credits

Custody fees are reduced based on the Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

Federal income taxes

It is the Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distributes substantially all its taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Expenses

General expenses of the Trust are allocated to the Fund and the other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Indemnification

In the normal course of business, the Trust on behalf of the Fund enters into contracts that contain a variety of representations and warranties and that provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2010, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses were identified and reclassified among the components of the Fund's net assets as follows:

Accumulated Net Investment Loss	Accumulated Net Realized Gain	Paid-In Capital
$3,600,303	$(205,721)	$(3,394,582)

Net investment loss and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	December 31, 2010	December 31, 2009
Distributions paid from:
Ordinary Income*	$—	$—
Long-Term Capital Gains	—	—

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$—	$78,378,070	$319,290,094

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Capital loss carryforwards that were utilized for the Fund during the year ended December 31, 2010 were $64,124,065.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions With Affiliates

CWAM is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which in turn is an indirect, wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Fund and is responsible for the overall management of the Fund's business affairs.

After the close of business on April 30, 2010, (the Closing), Ameriprise Financial acquired from Bank of America Corporation (BOA), a portion of the asset management business of Columbia Management Group, LLC, including 100% of CWAM. On May 27, 2010, the shareholders of the Fund approved a new investment advisory agreement with CWAM to provide advisory services to the Fund. There were no changes to the Fund's advisory fee rate under the new agreement.

CWAM receives a monthly advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	0.94%
$100 million to $250 million	0.89%
$250 million to $2 billion	0.84%
$2 billion and over	0.80%

Wanger USA 2010 Annual Report

Notes to Financial Statements, continued

For the year ended December 31, 2010, the Fund's effective investment advisory fee rate, net of fee waivers, was 0.85% of average daily net assets. Effective April 30, 2010, CWAM has contractually agreed to reimburse the Fund to the extent that investment advisory fees exceed an annual percentage of 0.85% of average daily net assets on an annualized basis, through April 30, 2012. The reimbursement to the Fund for the year ended December 31, 2010 was $59,212.

CWAM provides administrative services and receives an administration fee from the Fund at the following annual rates.

Wanger Advisors Trust Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%

For the year ended December 31, 2010, the Fund's effective administration fee rate was 0.05% of average daily net assets. Prior to the Closing, CWAM had delegated to Columbia Management Advisors, LLC (CMA) an indirect, wholly owned subsidiary of BOA, responsibility to provide certain sub-administrative services to the Fund.

Following the Closing, Columbia Management, a wholly owned subsidiary of Ameriprise Financial, acquired the assets of CMA and subsequently changed its name to Columbia Management, and thereafter continued providing certain sub-administrative services to the Fund. Prior to the Closing, Columbia Management Distributors, Inc., a wholly owned subsidiary of BOA, served as the Fund's distributor and principal underwriter. In connection with the Closing, RiverSource Fund Distributors, Inc., a wholly owned subsidiary of Ameriprise Financial, became the distributor of the Fund and subsequently changed its name to Columbia Management Investment Distributors, Inc. (CMDI). There were no changes to the underwriting discount structure of the Fund or the service or distribution fee rates paid by the Fund as a result of the Closing.

Prior to the Closing, Columbia Management Services, Inc., an indirect, wholly owned subsidiary of BOA, provided shareholder services to the Fund and contracted with Boston Financial Data Services (BFDS) to serve as subtransfer agent. In connection with the Closing, RiverSource Service Corporation, a wholly owned subsidiary of Ameriprise Financial, became the transfer agent of the Fund and subsequently changed its name to Columbia Management Investment Services Corp. (CMIS). The transfer agent fee rates paid by the Fund did not change as a result of the change in transfer agent. For its services, the Fund pays CMIS a monthly fee at the annual rate of $21.00 per open account. CMIS also receives reimbursement for certain out-of-pocket expenses. The arrangement with BFDS has been continued by CMIS.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statement of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of Columbia Acorn Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable when the trustee ceases to be a member of the Board of Trustees.

An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Details of investments in those affiliated companies are presented in the Notes to the Statement of Investments on page 13.

During the year ended December 31, 2010, the Fund engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the Investment Company Act of 1940 and were $485,760 and $428,527,897, respectively.

During May and June 2010, a significant number of shares of the Fund, representing the interests of owners of contracts issued by insurance companies affiliated with Ameriprise Financial, were redeemed. In an effort to minimize the impact on the remaining shareholders, Ameriprise Financial agreed to reimburse the Fund $34,624 in interest charges and $19,197 in certain transaction costs that were incurred as a result of the redemption.

5.  Borrowing Arrangements

The Trust participates in a $150 million credit facility, along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.15% per annum of the unutilized line of credit is accrued and apportioned among the participating funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. For the year ended December 31, 2010, the average daily loan balance outstanding on days where borrowing existed was $100,537,500 at a weighted average interest rate of 1.55%. The Trust enters into this line of credit for one year durations. The Trust has secured the line of credit for the entire year of 2011.

6.  Fund Share Transactions

Proceeds and payments on Fund shares as shown in the Statement of Changes in Net Assets are in respect of the following numbers of shares:

	Year ended December 31, 2010	Year ended December 31, 2009
Shares sold	1,377,861	3,261,189
Less shares redeemed	(20,982,637)	(6,075,892)
Net decrease in shares outstanding	(19,604,776)	(2,814,703)

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the year ended December 31, 2010 were $273,869,096 and $826,414,047, respectively.

8. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30,

Wanger USA 2010 Annual Report

Notes to Financial Statements, continued

2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

*****

CWAM, Columbia Acorn Trust (another mutual fund family advised by CWAM), and the trustees of Columbia Acorn Trust (collectively, the "Columbia defendants") were named as defendants in class and derivative complaints that were consolidated in a Multi-District Action (the MDL Action) in the federal district court of Maryland. These lawsuits contend that defendants permitted certain investors to market time their trades in certain Columbia Acorn Funds. The MDL Action is ongoing. However, all claims against the Trust and the Independent Trustees of the Trust have been dismissed. Columbia Acorn and CWAM are also defendants in a state court class action lawsuit that alleges, in summary, that the Trust and CWAM exposed shareholders of Columbia Acorn International to trading by market timers by allegedly: (a) failing to properly evaluate daily whether a significant event affecting the value of the Fund's securities had occurred after foreign markets had closed but before the calculation of the Fund's net asset value (NAV); (b) failing to implement the Fund's portfolio valuation and share pricing policies and procedures; and (c) failing to know and implement applicable rules and regulations concerning the calculation of NAV (the Fair Valuation Lawsuit). The United States Court of Appeals for the Seventh Circuit ruled that the plaintiffs' state law claims were preempted under federal law, resulting in the dismissal of plaintiffs' complaint. Plaintiffs appealed the Seventh Circuit's ruling to the United States Supreme Court. The Supreme Court reversed the Seventh Circuit's ruling on jurisdictional grounds and the case was remanded to the state court.

On March 21, 2005, a class action complaint was filed against the Trust and CWAM seeking to rescind the contingent deferred sales charge (CDSC) assessed upon redemption of Class B shares of the Columbia Acorn Funds (the CDSC Lawsuit). In addition to the rescission of sales charges, plaintiffs seek recovery of actual damages, attorneys' fees and costs. The case was transferred to the MDL Action in the federal district court of Maryland. On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL Action, including the Columbia family of funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL Action described above, including the CDSC and Fair Valuation Lawsuits.

On April 23, 2010, the parties of the MDL Action filed a motion seeking: (a) preliminary approval of the MDL settlements; (b) the conditional certification of the plaintiff class for purposes of settlement; (c) approval of the form and manner of giving notice to the plaintiff class of the proposed settlements; and (d) approval of the proposed schedule for various deadlines in connection with the final settlement hearing. The motion was presented to and approved by the court on May 7, 2010.

On October 21, 2010, the court held a final hearing regarding the MDL settlements and on October 25, 2010 issued a final judgment and related orders that: (a) approved the settlements as fair, reasonable and adequate, and in the best interests of members of both the plaintiff class and current shareholders of the Columbia funds, including the Columbia Acorn Funds; (b) dismissed with prejudice all complaints against the Columbia defendants; and (c) approved a plan of distribution for the amounts due to the plaintiff class as established in the settlements. The orders of settlement do not create any liability for the Columbia Acorn Funds.

CWAM believes that the lawsuits described in the four preceeding paragraphs are not likely to materially affect its ability to provide investment management services to the Funds.

Wanger USA 2010 Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Wanger USA:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wanger USA (a series of the Wanger Advisers Trust, hereinafter referred to as the "Fund") at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 15, 2011

Wanger USA 2010 Annual Report

Federal Income Tax Information (Unaudited)

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended December 31, 2010, $82,296,974, or, if subsequently determined to be different, the net capital gain of such year.

Wanger USA 2010 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the six series of Columbia Acorn Trust and for each of the four series of Wanger Advisors Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2010	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust:

Laura M. Born, 45, Trustee	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director – Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007; prior thereto, associated with JP Morgan as an investment professional since 1991.	10	Columbia Acorn Trust

Michelle L. Collins, 50, Trustee	2008	President, Cambium LLC (financial advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	10	Columbia Acorn Trust; Bucyrus International, Inc. (mining equipment manufacturer); Molex, Inc. (electronics components manufacturer); CDW Corporation (electronics components manufacturer) (until October 2007).

Maureen M. Culhane, 62, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) — Strategic Relationship Management, Goldman Sachs & Co., 1999-2005.	10	Columbia Acorn Trust

Margaret M. Eisen, 57, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	10	Columbia Acorn Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) (until June 2009).

John C. Heaton, 51, Trustee	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business; financial consultant.		Columbia Acorn Trust

Steven N. Kaplan, 51, Trustee and Vice Chairman of the Board	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business.	10	Columbia Acorn Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

Wanger USA 2010 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2010	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Trustees who are not interested persons of Wanger Advisors Trust: (continued)

David C. Kleinman, 75, Trustee (1)	1972	Adjunct Professor of Strategic Management, University of Chicago Booth School of Business; business consultant.	10	Columbia Acorn Trust; Sonic Foundry, Inc. (rich media systems and software).

Allan B. Muchin, 74, Trustee	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	10	Columbia Acorn Trust

David B. Small, 54, Trustee	2010	Managing Director, Chairman of Investment Committee, Grosvenor Capital Management, L.P. (investment adviser).	10	Columbia Acorn Trust

James A. Star, 49, Trustee and Chairman of the Board	2006	President, Longview Asset Management LLC (investment adviser) since 2003; associated with Longview or its predecessors and affiliates since 1994.	10	Columbia Acorn Trust

Trustees who are interested persons of Wanger Advisors Trust:

Charles P. McQuaid, 57, Trustee and President (2)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors as an investment professional since 1978.	10	Columbia Acorn Trust

David J. Rudis, 57, Trustee (3)	2010	National Checking and Debit Executive, and Illinois President, Bank of America, 2007 to 2009; President, Consumer Banking Group, LaSalle National Bank, 2004 to 2007.	10	Columbia Acorn Trust

Trustee Emeritus

Ralph Wanger, 76, Trustee Emeritus (4)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant, CWAM or its predecessors, September 2003 – September 2005.	10	Columbia Acorn Trust

Officers of Wanger Advisors Trust:

Ben Andrews, 44, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	10	None

Michael G. Clarke, 41, Assistant Treasurer	2004	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Family of Funds and affiliated funds since 2002.	10	None

Joseph F. DiMaria, 43, Assistant Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.	10	None

P. Zachary Egan, 42, Vice President	2003	Director of International Research, CWAM or its predecessors, since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and analyst, CWAM or its predecessors, since 1999.	10	None

John Kunka, 40, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM or its predecessors, since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment advisor), September 2005 – May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	10	None

Wanger USA 2010 Annual Report

Board of Trustees and Management of Wanger Advisors Trust

Name, Position(s) with Wanger Advisors Trust and Age at December 31, 2010	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Wanger Advisors Trust
Officers of Columbia Acorn Trust: (continued)

Joseph C. LaPalm, 41, Vice President	2006	Chief Compliance Officer, CWAM since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	10	None

Bruce H. Lauer, 53, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors, since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust, since 1995; Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.	10	None

Louis J. Mendes III, 46, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors, since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	10	None

Robert A. Mohn, 49, Vice President	1997	Director of Domestic Research, CWAM or its predecessors, since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 1997; portfolio manager and analyst, CWAM or its predecessors, since August 1992.	10	None

Christopher J. Olson, 46, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors, since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2001.	10	None

Scott R. Plummer, 51, Assistant Secretary	2010	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010, and Vice President — Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. from 2006 to 2010; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Family of Funds since May 2010.	10	None

Christopher O. Petersen, 41, Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.	10	None

Robert P. Scales, 58, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	10	None

Linda Roth-Wiszowaty, 41, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	10	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officers of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. Kleinman retired at the end of calendar year 2010.

(2)  Mr. McQuaid is an "interested person" of Wanger Advisors Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(3)  Mr. Rudis commenced service as a Trustee on January 1, 2011. Mr. Rudis is an "interested person" of Wanger Advisors Trust, as defined in the New York Attorney General's Assurance of Discontinuance ("Order") entered into in February 2005 by Columbia Management Advisors, LLC (an indirect subsidiary of Bank of America Corporate ("BOA")) and Columbia Management Distributors, Inc. (an indirect subsidiary of BOA), because of his former employment as a BOA executive.

(4)  As permitted under the Wanger Advisors Trust's By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

Wanger USA 2010 Annual Report

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Wanger USA 2010 Annual Report

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Wanger USA 2010 Annual Report

Columbia Wanger Funds

Transfer Agent,
Dividend Disbursing Agent*

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, Massachusetts
02266-8081

Distributor*

Columbia Management Investment
Distributors, Inc.
One Financial Center
Boston, Massachusetts
02111-2621

Investment Adviser

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606
1-888-4-WANGER
(1-888-492-6437)

Legal Counsel to the Funds

Perkins Coie, LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

* As of May 1, 2010

This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust.

A description of the Fund's proxy voting policies and procedures and a copy of the Fund's voting record for the most recent 12-month period ended June 30 are available (i) on the Securities and Exchange Commission's website at www.sec.gov, and (ii) without charge, upon request, by calling 888-492-6437.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Pubic Reference Room may be obtained by calling 800-SEC-0330. The Fund's complete portfolio holdings are disclosed at www.columbiafunds.com approximately 30 days after each month-end.

Columbia Wanger Funds

© 2011 Columbia Management Investments Advisers, LLC. All rights reserved.

C-1466 A (2/11) 113552

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Laura M. Born, Michelle L. Collins and David C. Kleinman, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Ms. Born, Ms. Collins and Mr. Kleinman are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2010 and December 31, 2009 are approximately as follows:

2010	2009
$93,300	$91,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2010 and December 31, 2009 are approximately as follows:

2010	2009
$7,200	$7,000

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2010 and 2009, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing.

During the fiscal years ended December 31, 2010 and December 31, 2009, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2010 and December 31, 2009 are approximately as follows:

2010	2009
$26,200	$14,500

Tax Fees incurred in both fiscal years 2010 and 2009 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2010 and December 31, 2009, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2010 and December 31, 2009 are as follows:

2010	2009
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2010 and December 31, 2009 are approximately as follows:

2010	2009
$135,000	$136,200

In both fiscal years 2010 and 2009, All Other Fees consist of professional services rendered for internal control reviews of the registrant’s transfer agent.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2010 and December 31, 2009 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2010 and December 31, 2009 are approximately as follows:

2010	2009
$168,400	$157,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Wanger Advisors Trust

By (Signature and Title)	/s/Robert Mohn
Robert Mohn, Principal Executive Officer

Date	February 18, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/Robert Mohn
Robert Mohn, Principal Executive Officer

Date	February 18, 2011

By (Signature and Title)	/s/Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	February 18, 2011